ESTATE STRATEGIES(SM)



                                                       Developed Exclusively for
                                                            NFP Securities, Inc.


                                                                       Issued by


                                                        PHOENIX HOME LIFE MUTUAL
                                                               INSURANCE COMPANY



IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027
[telephone] Tel. 800/541-0171






PROSPECTUS                                                     FEBRUARY 14, 2001





This prospectus describes a survivorship variable universal life insurance policy. The policy provides lifetime insurance protection on the lives of two Insureds. We pay the death benefit when the last insured dies.

THE PHOENIX EDGE SERIES FUND
----------------------------
   [diamond] Phoenix-Aberdeen International Series
   [diamond] Phoenix-Aberdeen New Asia Series
   [diamond] Phoenix-Bankers Trust Dow 30 Series
   [diamond] Phoenix-Bankers Trust Nasdaq 100-Index(R) Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
   [diamond] Phoenix-Engemann Nifty Fifty Series
   [diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Federated U.S. Government Bond Series [diamond] Phoenix-Goodwin Money Market Series
   [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
   [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series [diamond] Phoenix-Janus Equity Income Series
   [diamond] Phoenix-Janus Flexible Income Series
   [diamond] Phoenix-Janus Growth Series
   [diamond] Phoenix-Morgan Stanley Focus Equity Series [diamond] Phoenix-Oakhurst Balanced Series
   [diamond] Phoenix-Oakhurst Growth and Income Series
   [diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
   [diamond] Phoenix-Seneca Strategic Theme Series

THE ALGER AMERICAN FUND
-----------------------
   [diamond] Alger American Leveraged AllCap Portfolio

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
-----------------------------------
   [diamond] EAFE(R) Equity Index Fund

FEDERATED INSURANCE SERIES
--------------------------
   [diamond] Federated Fund for U.S. Government Securities II
   [diamond] Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
   [diamond] VIP Contrafund(R) Portfolio
   [diamond] VIP Growth Opportunities Portfolio
   [diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
----------------------------------------------------
   [diamond] Mutual Shares Securities Fund -- Class 2
   [diamond] Templeton Asset Strategy Fund -- Class 2
   [diamond] Templeton Developing Markets Securities Fund -- Class 2 [diamond] Templeton Growth Securities Fund -- Class 2
   [diamond] Templeton International Securities Fund -- Class 2

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
   [diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   [diamond] Wanger Foreign Forty
   [diamond] Wanger International Small Cap
   [diamond] Wanger Twenty
   [diamond] Wanger U.S. Small Cap

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is not a deposit or obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is valid only if accompanied or preceded by current prospectuses of the funds. Read and keep these prospectuses for future reference.

                                TABLE OF CONTENTS

Heading                                                    Page
---------------------------------------------------------------

THE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE
   POLICY ................................................    1

SUMMARY...................................................    4
PERFORMANCE HISTORY.......................................    5
REDUCTION IN CHARGES......................................    5
PHOENIX AND THE ACCOUNT ..................................    5
   Phoenix ...............................................    5
   The Account ...........................................    6
   The GIA................................................    6
THE POLICY ...............................................    6
   Introduction ..........................................    6
   Eligible Purchasers ...................................    7
   Flexible Premiums .....................................    7
   Allocation of Premium and Policy Value ................    7
   Free Look Period ......................................    8
   Temporary Insurance Coverage ..........................    8
   Transfer of Policy Value ..............................    8
      Systematic Transfer Program ........................    8
      Nonsystematic Transfers ............................    8
   Determination of Subaccount Values ....................    9
   Death Benefits ........................................    9
   Surrenders ............................................   10
   Policy Loans ..........................................   11
   Lapse .................................................   11
   Additional Insurance Options ..........................   12
   Additional Rider Benefits .............................   12
INVESTMENTS OF THE ACCOUNT ...............................   13
   Participating Investment Funds ........................   13
   Investment Advisors....................................   16
   Services of the Advisors...............................   17
   Reinvestment and Redemption ...........................   17
   Substitution of Investments ...........................   17
CHARGES AND DEDUCTIONS ...................................   18
   General................................................   18
   Charges Deducted Once..................................   18

      Sales Charge........................................   18

      State Premium Taxes ................................   18
      Federal Tax Charge..................................   18
   Periodic Charges.......................................   19
   Conditional Charges ...................................   19
   Investment Management Charge...........................   20
GENERAL PROVISIONS .......................................   20
   Postponement of Payments ..............................   20
   Payment by Check ......................................   20
   The Contract ..........................................   20
   Suicide ...............................................   20
   Incontestability ......................................   20
   Change of Owner or Beneficiary ........................   20

   Assignment ............................................   20

   Misstatement of Age or Sex ............................   21
   Surplus ...............................................   21
PAYMENT OF PROCEEDS ......................................   21
   Surrender and Death Benefit Proceeds ..................   21
   Payment Options .......................................   21
FEDERAL INCOME TAX CONSIDERATIONS ........................   22
   Introduction ..........................................   22
   Phoenix's Income Tax Status ...........................   22
   Policy Benefits .......................................   22
   Business-Owned Policies................................   23
   Modified Endowment Contracts ..........................   23
   Limitations on Unreasonable Mortality
      and Expense Charges ................................   24
   Qualified Plans .......................................   24
   Diversification Standards .............................   24
   Change of Ownership or Insured or Assignment ..........   25
   Other Taxes ...........................................   25
VOTING RIGHTS ............................................   25
   Phoenix ...............................................   25
THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX ..........   25
SAFEKEEPING OF THE ACCOUNT'S ASSETS ......................   26
SALES OF POLICIES ........................................   26
STATE REGULATION .........................................   27
REPORTS ..................................................   27
LEGAL PROCEEDINGS ........................................   27
LEGAL MATTERS ............................................   27
REGISTRATION STATEMENT ...................................   27
SEPARATE ACCOUNT FINANCIAL STATEMENTS .................... SA-1
COMPANY FINANCIAL STATEMENTS .............................  F-1
APPENDIX A, PERFORMANCE HISTORY ..........................  A-1
APPENDIX B, THE GUARANTEED INTEREST ACCOUNT ..............  B-1

APPENDIX C, ILLUSTRATIONS OF DEATH BENEFITS,
   POLICY VALUES AND CASH SURRENDER VALUES ...............  C-1

APPENDIX D, GLOSSARY OF SPECIAL TERMS ....................  D-1



WE ARE OFFERING THIS PRODUCT ONLY WHERE WE MAY LAWFULLY DO SO. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT OR IN ONE THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

SUMMARY
--------------------------------------------------------------------------------

This summary does not contain all of the detailed information that may be important to you. You should read the entire prospectus carefully before making any decision.

INVESTMENT FEATURES

FLEXIBLE PREMIUMS
The premiums you have to pay are the Issue Premium and any payments required to prevent the policy from lapse. See "Flexible Premiums" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
After we deduct certain charges from your premium payment, we will invest the balance in one or more of the subaccounts of the Account and/or the GIA as you will have instructed us.

You may make transfers into the GIA and among the subaccounts at anytime. Transfers from the GIA are subject to the rules discussed in "Appendix B" and under "Transfer of Policy Value."

The Policy Value varies with the investment performance of the funds and is not guaranteed.

The Policy Value allocated to the GIA will depend on deductions taken from the GIA to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS
[diamond] Generally, you may take loans against 90% of the policy's Cash
          Surrender Value subject to certain conditions. See "Policy Loans."

[diamond] You may partially surrender any part of the policy anytime. A partial surrender fee of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Conditional Charges."

[diamond] You may fully surrender this policy anytime for its Cash Surrender
          Value. A surrender charge may be imposed. See "Conditional Charges--Surrender Charge."

INSURANCE PROTECTION FEATURES

DEATH BENEFITS
[diamond] Both a fixed and variable benefit is available under the policy.
          o  The fixed benefit is equal to the policy's Face Amount (Option 1)
          o The variable benefit equals the Face Amount plus the Policy Value (Option 2)

[diamond] After the first year, you may reduce the Face Amount. Certain restrictions apply, and generally, the minimum Face Amount is $250,000.

[diamond] The death benefit is payable when the last insured dies. See "Death
          Benefits."

DEATH BENEFIT GUARANTEE
You may elect a guaranteed death benefit. The amount of the guaranteed death benefit is equal to the initial Face Amount. The Death Benefit Guarantee may not be available in some states.

DEATH BENEFIT AT ENDOWMENT
After age 100 of the younger Insured, the death benefit equals the Policy Value, and no more monthly deductions will be made. This allows you to keep the policy in force until the second death.

ADDITIONAL BENEFITS
The following additional benefits are available by rider:

[diamond] Disability Benefit

[diamond] Four Year Survivorship Term

[diamond] Conditional Exchange Option

[diamond] Policy Split Option

[diamond] Guaranteed Death Benefit

[diamond] Conversion to Universal Life

Availability of these riders depends upon state approval and may involve an extra cost.

CHARGES AND DEDUCTIONS

FROM PREMIUM PAYMENTS
[diamond] Taxes
          o  State Premium Tax Charge--2.25%
          o  Federal Tax Charge--1.50%


[diamond] Sales Charge
          o Policy Year 1 = 30% of premiums paid up to the target annual premium ("TAP") and 4% of premiums paid in excess of the TAP.
          o Policy Year 2 through 5 = 16% of premiums paid up to TAP and 4% of premiums paid in excess of the TAP.
          o Policy Year 6-10 = 12% of premiums paid up to TAP and 4% of premiums paid in excess of the TAP.
          o  Policy Years 11 through 20 = 3% of premiums.
          o  Policy Years 21 and after = 0%.


See "Charges and Deductions" for a detailed discussion, including an explanation of TAP.

FROM POLICY VALUE
[diamond] Issue Expense Charge--$50 per month for the first five policy years.

[diamond] Administrative Charge--Deducted monthly. Amount is $7.50 plus 0.002% of face amount.

[diamond] Cost of Insurance--Amount deducted monthly. Cost of insurance rates apply to the policy and certain riders. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the insureds. See explanation under: "Charges and Deductions: Periodic Charges."

[diamond] Surrender Charge--Deducted if the policy is surrendered during the first 5 policy years. See "Surrender Charge."

[diamond] Partial Surrender Fee--$25 or 2% of the surrender amount, whichever is less. Deducted to recover our costs in processing the request.

[diamond] Partial Surrender Charge--The pro rata portion of the charge that would apply to a full surrender.

[diamond] Transfer Charge--Maximum of $10. See "Non-Systematic Transfers and
          Charges in Payment Allocations."

FROM THE ACCOUNT
    Mortality and Expense Risk Charge

[diamond] Policy Years 1 through 15--.40% annually, with a guaranteed limit of .60%.

FROM THE FUND
The assets of the Account are used to purchase, at net asset value, shares of your selected underlying funds. The net asset value reflects investment management fees and other direct expenses of the fund. See "Investment Management Charge."

See "Charges and Deductions" for a more detailed description of how each is applied.

ADDITIONAL INFORMATION

CANCELLATION RIGHT
You have the right to review the policy. If you are not satisfied with it, you may cancel the policy until the later of:

[diamond] 10 days after you receive the policy, or

[diamond] 10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond] 45 days of completing the application;

For more information see "Free Look Period."

RISK OF LAPSE
The policy will remain in force as long as the cash surrender value is enough to pay the necessary monthly charges incurred under the policy. When the cash surrender value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity to keep the policy in force by paying a specified amount. See "Lapse" for more detail.

INCOME TAX EFFECTS
Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the Account or the GIA are not subject to income tax until there is a distribution from the policy. loans, partial surrenders or policy termination may result in recognition of income for tax purposes.

VARIATIONS
The policy is subject to laws and regulations in every state where the policy is sold. Therefore, the terms of the policy may vary from state to state.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

We may include performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance. See "Appendix A" for more information.


REDUCTION IN CHARGES
--------------------------------------------------------------------------------

The policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that the size or nature of such policy or policies will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:

[diamond] the number of insureds,

[diamond] total premiums expected to be paid,

[diamond] total assets under management for the policyowner,

[diamond] the nature of the relationship among individual insureds,

[diamond] the purpose for which the policies are being purchased,

[diamond] whether there is a preexisting relationship with us, such as being an employee of Phoenix or its affiliates and their spouses; or employees or agents who retire from Phoenix or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements.

[diamond] internal transfers from other policies or contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate; and

[diamond] other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------

PHOENIX
We are a mutual life insurance company originally chartered in Connecticut in 1851. We were redomiciled to New York in 1992. Our executive office is located at One American Row, Hartford, Connecticut 06102, and the main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083. Our New York principal office is located at 10 Krey Boulevard, East Greenbush, New York 12144. We sell insurance policies and annuity contracts through our own field force of full-time agents and through brokers.

On December 18,2000, the Board of Directors of Phoenix Home Life Mutual Insurance Company adopted a plan for conversion from a mutual to a publicly traded stock company. The plan is subject to the approval of the New York Insurance Department as well as other regulators and must be submitted to policyholders for approval. The plan will go into effect only if all these requirements have been met. There is no assurance that the plan will be approved, and if approved, there is no guarantee as to the amount or nature of consideration to eligible policyholders.

THE ACCOUNT
The Account is a separate account of Phoenix established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") as amended, and it meets the definition of a "separate account" under the 1940 Act. Such registration does not involve supervision of the management of the Account or Phoenix by the SEC.

The Account is divided into subaccounts, each of which is available for allocation of policy value. Each subaccount will invest solely in shares of a specific series of a mutual fund. In the future we may establish additional subaccounts, which will be made available to existing policyowners to the extent and on a basis decided by us. See "Investments of the Account--Participating Investment Funds."

We do not guarantee the investment performance of the Account or any of its subaccounts. Contributions to the overall policy value allocated to the Account depend on the chosen fund's investment performance. Thus, you bear the full investment risk for all monies you invest in the Account.

The Account is part of the general business of Phoenix, but the gains or losses of the Account belong solely to the Account. The gains or losses of any other business we may conduct does not affect the. Under New York law, the assets of the Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the policy are general corporate obligations of Phoenix.

THE GIA
The GIA is not part of the Account. It is accounted for as part of the Company's General Account. We reserve the right to limit total deposits, including transfers, to the GIA to no more than $250,000 during any one-week period. We will credit interest daily on the amounts you allocate to the GIA. The credited rate will be the same for all monies deposited at the same time. The loaned portion of the GIA will be credited interest at an effective annual fixed rate of 2% (4% in New York). Interest on the unloaned portion of the GIA will be credited at an effective annual rate of not less than 4%.

On the last business day of each calendar week, Phoenix sets the interest rate that will apply to any net premiums or transferred amounts deposited to the unloaned portion of the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon the end of the initial 1-year guarantee period (and each subsequent 1-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended will be the same rate then being applied to new deposits to the GIA. This rate will then remain in effect for a guaranteed period of one full year from the date the new rate is applied.

In general, you can make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. If you elect the Systematic Transfer Program, approximately equal amounts may be transferred out of the GIA. Also, the total policy value allocated to the GIA may be transferred out of the GIA to one or more of the Subaccounts of the Account over a consecutive 4-year period according to the following schedule:

[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of remaining value

[diamond] Year Three:     50% of remaining value

[diamond] Year Four:     100% of remaining value

Transfers into the GIA and among the subaccounts of the Account may be made at any time. Transfers from the GIA are subject to the rules discussed in "Appendix B" and "Transfer of Policy Value--Systematic Transfer Program."


THE POLICY
--------------------------------------------------------------------------------

INTRODUCTION
The policy is a flexible premium variable universal life insurance policy issued on the lives of two Insureds. The policy has a death benefit, Cash Surrender Value and loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several Subaccounts of the Account or the GIA.

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

Each Subaccount of the Account, in turn, invests its assets exclusively in a portfolio of the funds. The Policy Value varies according to the investment performance of the series to which premiums have been allocated.

ELIGIBLE PURCHASERS
Any person between the ages of 18 and 85 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the lives of 2 other individuals, provided that you have the insureds' consents and a legally recognized interest for insuring their lives. A policy could, for example, be purchased on the lives of spouses, family members, business partners.

FLEXIBLE PREMIUMS
The issue premium required depends on a number of factors, such as:

[diamond] age;

[diamond] sex;

[diamond] rate class of proposed insured;

[diamond] desired face amount;

[diamond] supplemental benefit; and

[diamond] planned premiums.

The minimum issue premium for a policy is generally 1/6 of the planned annual premium and is due on the policy date. Both insureds must be alive when the issue premium is paid, and it is due on the policy date. After the issue premium is paid, although premiums are flexible, the amount and frequency of Planned Annual Premiums are as shown on the Schedule Page of the policy. You decide the amount of Planned Annual Premium (within limits set by us) when you apply for the policy. The Issue Premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

Premium payments received by us will be reduced by a 2.25% charge for state premium tax and also reduced by a federal tax charge of 1.50%. The Issue Premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Each installment will be taken from the subaccounts on a pro rata basis. Any unpaid balance of the issue expense charge will be paid to us upon policy Lapse or termination.

Premium payments received during a grace period will, after deduction of state and federal tax charges and any sales charge, be first used to fund any monthly deductions during the grace period. Any balance will be applied on the Payment Date to the various Subaccounts of the Account or to the GIA, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Non-Systematic Transfers and Changes in Payment Allocations."

The number of units credited to a Subaccount of the Account will be determined by dividing the amount of the net premium applied to that Subaccount by the unit value of the Subaccount on the Payment Date.

You may increase or decrease the Planned Annual Premium amount (within limits) or payment frequency at any time by written notice to VPMO. We reserve the right to limit increases to such maximums as we may establish and change from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

The policy contains a total premium limit as shown on the Schedule Page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, you will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the Policy Year in which the limit was exceeded. The Policy Value then will be adjusted to reflect the refund. To pay such refund, amounts taken from each Subaccount or the GIA will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

You may authorize your bank to draw $25 or more monthly from your personal checking account to be allocated among the available Subaccounts or the GIA. Your monthly payment will be invested according to your most recent instructions on file at VPO.

Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option also is available to career agents of Phoenix (and their spouses and children).

ALLOCATION OF ISSUE PREMIUM AND POLICY VALUE
We will generally allocate the issue premium (less applicable charges) to the Account or to the GIA upon receipt of a completed application, pursuant to the allocation instructions in the application for the policy. However, Policies issued in certain states, and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire Issue Premium paid less applicable charges (along with any other premiums paid during the Free Look Period) to the Phoenix-Goodwin Money Market subaccount; and, at expiration of the Free Look Period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the Subaccounts of the Account or to the GIA pursuant to the allocation instructions you made in the application for insurance.

FREE LOOK PERIOD
You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond] by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond] within 45 days after completing the application,

whichever occurs latest (see "Free Look Period").

We treat a returned policy as if we never issued it and, except for policies issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy: (1) the then current policy value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the policy. For Policies issued with the Temporary Money Market Amendment the amount returned will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.

TEMPORARY INSURANCE COVERAGE
On the date the application for a policy is signed and submitted with the Issue Premium, we issue a Temporary Insurance Receipt to you. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the policy and in the Receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM
You may elect to transfer funds automatically among the Subaccounts or the unloaned portion of the GIA on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum transfer amounts are:

[diamond] $25 monthly,

[diamond] $75 quarterly,

[diamond] $150 semiannually or

[diamond] $300 annually.

You must have an initial value of $1,000 in the GIA or the Subaccount from which funds will be transferred ("Sending Subaccount") and if the value in that Subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers will stop. Funds may be transferred from only one Sending Subaccount or the GIA, but may be allocated to more than one Subaccount ("Receiving Subaccounts"). Under the Systematic Transfer Program, you may make more than one transfer per Policy Year from the GIA. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

Only one Systematic Transfer Program can be active at any time. After the completion of the Systematic Transfer Program, you can call VPO at 800/541-0171 to begin a new Systematic Transfer Program.

All transfers under the Systematic Transfer Program will be made on the basis of the GIA and Subaccount values on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

NONSYSTEMATIC TRANSFERS
Transfers among available Subaccounts or the GIA and changes in premium payment allocations may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date the request is received at VPMO. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. Phoenix and PEPCO, the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility these privileges may be difficult to exercise. In such cases, you should submit a written request.

Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a Policy Year. Transfers under the Systematic Transfer Program do not count against these limitations.

We reserve the right to refuse to transfer amounts less than $500 unless

[diamond] the entire balance in the Subaccount or the GIA is being transferred or

[diamond] the transfer is part of the Systematic Transfer Program.

We also reserve the right to prohibit a transfer to any subaccount if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the GIA be transferred if the value of your investment in that Subaccount would, immediately after the transfer, be less than $500.

You may make only one transfer per policy year from the unloaned portion of the GIA unless (1) the transfer(s) are made as part of a Systematic Transfer Program, or (2) we agree to make an exception to this rule. The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the GIA at the time of the transfer. In addition, you may transfer the total value allocated to the unloaned portion of the GIA out of the GIA to one or more of the Subaccounts over a consecutive four-year period according to the following schedule:

[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of the remaining value

[diamond] Year Three:     50% of the remaining value

[diamond] Year Four:      100% of the remaining value

A nonsystematic transfer from the unloaned portion of the GIA will be processed on the day such request is received by VPMO.

Transfers into the GIA and among the Subaccounts may be made anytime. We reserve the right to limit the number of Subaccounts you may invest in to a total of 18 at any one time or over the life of the policy. We may limit you to less than 18 if we are required to do so by any federal or state law.

Because excessive exchanges between subaccounts can adversely affect fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Free Look Period.

DETERMINATION OF SUBACCOUNT VALUES
We establish the unit value of each Subaccount on the first Valuation Date of that Subaccount. The unit value of a Subaccount on any other Valuation Date is determined by multiplying the unit value of that Subaccount on the just prior Valuation Date by the Net Investment Factor for that Subaccount for the then current Valuation Period. The unit value of each Subaccount on a day other than a Valuation Date is the unit value on the next Valuation Date. Unit values are carried to 6 decimal places. The unit value of each Subaccount on a Valuation Date is determined at the end of that day.

The Net Investment Factor for each Subaccount is determined by the investment performance of the assets held by the Subaccount during the Valuation Period. Each valuation will follow applicable law and accepted procedures. The Net Investment Factor is determined by the formula:

    (A) + (B) - (D) where:
    ---------
       (C)

  (A) = The value of the assets in the Subaccount on the current Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current Valuation Period.

  (B) = The amount of any dividend (or, if applicable, any capital gain distribution) received by the Subaccount if the "ex-dividend" date for shares of the fund occurs during the current Valuation Period.

  (C) = The value of the assets in the Subaccount as of the just prior Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net amount of any deposits and withdrawals made during the Valuation Period ending on that date.

  (D) = The sum of the following daily charges multiplied by the number of days in the current Valuation Period:

        1. The mortality and expense risk charge; and

        2. The charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFITS

GENERAL
The death benefit under Option 1 equals the policy's Face Amount on the date of the death of the last surviving Insured or, if greater, the minimum death benefit on that date.

Under Option 2, the death benefit equals the policy's Face Amount on the date of the death of the last surviving Insured plus the Policy Value or, if greater, the minimum death benefit on that date.

Under either Option, the minimum death benefit is the Policy Value on the date of death of the last surviving Insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the Insured's attained age at the beginning of the Policy Year in which the death occurs. If no option is elected, Option 1 will apply.

GUARANTEED DEATH BENEFIT OPTION
A Guaranteed Death Benefit Rider is available. Under this policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the policy, and will equal either the initial Face Amount or the Face Amount as later changed by decreases. To keep this guaranteed death benefit in force; there may be limitations on the amount of partial surrenders or decreases in Face Amount permitted.

After the first 10 Policy Years, there will be a monthly charge equal to $0.01 per $1,000 of Face Amount for policies issued with a Guaranteed Death Benefit Rider.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT
A partial surrender or a decrease in Face Amount generally decreases the death benefit. Upon a decrease in Face Amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the change is a decrease in Face Amount, the death benefit under a policy would be reduced on the next Monthly Calculation Day. If the change is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Income Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
You may request a decrease in Face Amount at any time after the first Policy Year. Unless we agree otherwise, the decrease must be at least $25,000 and the Face Amount remaining after the decrease must be at least $250,000. All Face Amount decrease requests must be in writing and will be effective on the first Monthly Calculation Day following the date we approve the request. A partial surrender charge will be deducted from the Policy Value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction. The fraction is equal to the decrease in Face Amount divided by the Face Amount of the policy before the decrease.

SURRENDERS

GENERAL
At any time during the lifetime of the Insureds and while the policy is In Force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at VPMO.

Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

FULL SURRENDERS
If the policy is being fully surrendered, the policy itself must be returned to us at VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
You may obtain a partial surrender of the policy by requesting that part of the policy's Cash Surrender Value be paid. You may do this at any time during the lifetime of the Insureds while the policy is In Force with a written request to VPMO. We may require that the policy be returned before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the Policy Value in any Subaccount or in the GIA that would be reduced as a result of a partial surrender and would be less than $500, we may require the entire remaining balance in that Subaccount or the GIA be surrendered.

Upon a partial surrender, the Policy Value will be reduced by the sum of the following:

[diamond] THE PARTIAL SURRENDER AMOUNT PAID. This amount comes from a reduction in the policy's share in the value of each Subaccount or the GIA based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each Subaccount will be made in the same manner as that provided for monthly deductions.

[diamond] THE PARTIAL SURRENDER FEE. This fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each Subaccount or the GIA will be made in the same manner as provided for the partial surrender amount paid.

[diamond] A PARTIAL SURRENDER CHARGE. This charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the subaccount or the GIA in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy Value is reduced as described above.

POLICY LOANS
Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the GIA and subtracted from the policy's share of the Subaccounts or the unloaned portion of the GIA, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the GIA. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Subaccount or the unloaned portion of the GIA will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the GIA will increase at an effective annual rate of 2% (4% in New York only), compounded daily and payable in arrears. At the end of each Policy Year and at the time of any Debt repayment, interest credited to the loaned portion of the GIA will be transferred to the unloaned portion of the GIA.

Debt may be repaid at any time during the lifetime of the Insureds while the policy is in force. Any Debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the Debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the GIA. The unloaned portion of the GIA will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the Subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied directly to reduce outstanding Debt, unless specified as a premium payment by you. Until the Debt is fully repaid, additional Debt repayments may be made at any time during the lifetime of the Insureds while the policy is in force.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the Policy Value becomes insufficient to maintain the policy In Force.

The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

In the future, Phoenix may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

You will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. The loan interest rates in effect are as follows:

FOR POLICIES ISSUED IN MOST STATES EXCEPT NEW YORK
---------------------------------------------------
Policy Years 1-10:                   4%
Policy Years 11-15:                  3%
Policy Years 16 and thereafter:  2 1/2%

FOR POLICIES ISSUED IN NEW YORK ONLY
------------------------------------
Policy Years 1-10:                   6%
Policy Years 11-15:                  5%
Policy Years 16 and thereafter:     4 1/2%

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your subaccounts and the unloaned portion of the GIA to the loaned portion of the GIA.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the Subaccounts or unloaned portion of the GIA will apply only to the amount remaining in the subaccounts or the unloaned portion of the GIA. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the subaccounts or the unloaned portion of the GIA earn more than the annual interest rate for funds held in the loaned portion of the GIA, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the GIA earn less than the annual interest rate for funds held in the loaned portion of the GIA, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy's death benefit due to any resulting differences in cash surrender value.

LAPSE
Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

If on any Monthly Calculation Day during the first 3 Policy Years, the Policy Value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. If on any Monthly Calculation Day during any subsequent Policy Year, the Cash Surrender Value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. However, during the first 5 Policy Years or until the Cash Surrender Value becomes positive for the first time, the policy will not lapse as long as all premiums planned at issue have been paid.

During the grace period, the policy will continue In Force but Subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not before 30 days after we have mailed written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Subaccounts or to the GIA according to the then current premium allocation schedule. In determining the amount of "excess" premium to be applied to the Subaccounts or the GIA, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the last surviving Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

ADDITIONAL INSURANCE OPTIONS
While the policy is In Force, you will have the option to purchase additional insurance on the same Insureds with the same guaranteed rates as the policy without being assessed an issue expense charge. We will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification.

ADDITIONAL RIDER BENEFITS
You may elect additional benefits under a policy. These benefits are cancelable by you at any time. A charge may be deducted monthly from the Policy Value for each additional rider benefit chosen. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available (if approved in your state). Additional riders may be available as described in the policy.

[diamond] Disability Benefit Rider. This rider is available for one or both
          Insureds. On disability of a covered insured before age 65, monthly deductions will be waived and an additional Specified Amount (if any) will be credited, as long as he/she remains disabled (but not for more than the longer of one year or to age 65, if disability commenced after age 60).

          The rider terminates at the Insured's attained age 65. However, benefits will continue to be paid for the covered Insured's lifetime if he or she has been continuously disabled under the terms of the rider from attained age 60 to age 65.

[diamond] Four-Year Survivorship Term. This rider provides a level death benefit on the second death if both Insureds die within four years of policy issue. This rider is not convertible into any other policy or coverage. The rider's face amount will be up to 125% of the policy's initial face amount.

[diamond] Policy Split Option Rider. This rider provides for the exchange of the policy into two single life policies. At the time of the exchange, the policy can be split by any percentage subject to minimum requirements of the single life policies. There is no charge for this rider, but you must show satisfactory evidence of insurability.

[diamond] Conditional Exchange Option Rider. This rider provides for the exchange of the policy for two new single policies, without evidence of insurability, for either of the following events:

          1. the divorce of the Insureds, or

          2. major change in the federal estate tax law.

          Both Insureds must be alive on the date of exchange and there must continue to be insurable interest.

[diamond] Guaranteed Death Benefit Rider. This rider guarantees the face amount of coverage even if the Policy Value is insufficient to cover the monthly deduction.

          For the first 10 policy years, the monthly guarantee premium is 1/12 of the Target Annual Premium. For Policy year 11 and thereafter, the monthly guarantee premium is 1/12 of the Guideline Level Premium (as defined in Internal Revenue Code Section 7702).

          The rider will remain in effect if one of three conditions is met monthly. Otherwise, the rider will lapse and the underlying policy will continue without the rider benefits or charges. The three conditions are:

          1. Total Cumulative Premium Test - the total premium paid less the sum of all surrender amounts is not less than the cumulative sum of all monthly guarantee premiums since policy issue.

          2. Tabular Account Value Test - the policy's Cash Surrender Value is not less than the policy's Tabular Account Value (as listed on policy's schedule pages) on the policy Anniversary on or immediately preceding the Monthly Calculation Day.

          3. Annual Premium Test - the total premium paid during the Policy Year, less surrenders, is not less than the sum of all monthly guarantee premiums applicable each month since the Policy Year began.

[diamond] Conversion to Universal Life Rider. This rider permits you to convert from a variable universal life policy to a fixed universal life policy by transferring all cash value to the Non-Transferable General Account ("NTGA"). You may make this election on or after the 15th Policy Anniversary. There is no charge for this rider.

[diamond] Estate Term Rider. This rider provides annually renewable term insurance coverage to age 100 of the younger of the two Insureds. The rider has a target face amount that can be increased under death benefit Option 1. Four increase options are available:

          1. Premiums Paid Increases - provides a monthly increase equal to the premiums paid for the previous Policy Month.

          2. Percentage Increase - allows the total death benefit to increase each year by a whole percentage up to 5%.

          3. Dollar Increase - allows the total death benefit to increase each year by an annually fixed dollar amount.

          4. Varying Schedule Increases - provides a schedule of varying amounts to increase the total death benefit up to 10% each year.

          Cost of insurance charges apply to the rider.


INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
The following subaccounts invest in corresponding series of The Phoenix Edge Series Fund:

PHOENIX-ABERDEEN INTERNATIONAL SERIES: the investment objective of the series is to seek a high total return consistent with reasonable risk. The series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The Phoenix-Aberdeen International series provides a means for investors to invest a portion of their assets outside the United States.

PHOENIX-ABERDEEN NEW ASIA SERIES: the series seeks long-term capital appreciation. The series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.

PHOENIX-BANKERS TRUST DOW 30 SERIES: the series seeks to track the total return of the Dow Jones Industrial Average(SM) (the "DJIA(SM)") before fund expenses.

PHOENIX-BANKERS TRUST NASDAQ-100 INDEX(R) SERIES: this non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) ("Index") before fund expenses. The series is "passively" managed (it invests in the same companies in the same proportions as the Index). The series may invest in equity equivalents in an attempt to improve cash flow and reduce transaction costs, while replicating investments in the Index.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: the investment objective of the series is to seek capital appreciation and income with approximately equal emphasis. Under normal circumstances, it invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: the investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Engemann Capital Growth series invests principally in common stocks of corporations believed by management to offer growth potential.

PHOENIX-ENGEMANN NIFTY FIFTY SERIES: the investment objective of the series is to seek long-term capital appreciation by investing in approximately 50 different securities that offer the best potential for long-term growth of capital. At least 75% of the series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: the series seeks to achieve its objective of long-term growth of capital by normally investing at least 65% of assets in equities of "small-cap" and "mid-cap" companies (market capitalization under $1.5 billion). Expected emphasis will be on investments in common stocks of U.S. corporations that have rapidly growing earnings per share. Stocks are generally sold when characteristics such as growth rate, competitive advantage, or price, render the stock unattractive. The advisor may change the asset allocation or temporarily take up a defensive investment strategy depending on market conditions.

PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES seeks to maximize total return by investing primarily in debt obligations of the U.S. Government, its agencies and instrumentalities.

PHOENIX-GOODWIN MONEY MARKET SERIES: the investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Money Market series invests exclusively in high quality money market instruments.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: the investment objective of the series is to seeks long-term total return. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

PHOENIX-HOLLISTER VALUE EQUITY SERIES: the has a primary investment objective of the series is long-term capital appreciation, with and a secondary investment objective of current income. The Phoenix-Hollister Value Equity series seeks to achieve its objective by investing invests in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: the investment objective of the series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The series invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

PHOENIX-JANUS EQUITY INCOME SERIES: the investment objective of the series is to seek current income and long-term growth of capital.

PHOENIX-JANUS FLEXIBLE INCOME SERIES: the investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.

PHOENIX-JANUS GROWTH SERIES: the investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES: the investment objective of the series is to seek capital appreciation by investing primarily in equity securities.

PHOENIX-OAKHURST BALANCED SERIES: the investment objective of the series is to seek reasonable income, long-term capital growth and conservation of capital. The Phoenix-Oakhurst Balanced series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.

PHOENIX-OAKHURST GROWTH AND INCOME SERIES: the investment objective of the series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Growth and Income series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: the investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Phoenix-Oakhurst Strategic Allocation series invests in stocks, bonds and money market instruments in accordance with the investment advisor's appraisal of investments most likely to achieve the highest total return.

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES seeks long-term capital appreciation through investing in foreign and domestic equity securities. The advisor uses a value-oriented approach with a focus on non-U.S. companies in developed countries in Europe and the Far East, Australia and Canada. The advisor may invest a portion of the series' assets in developing market companies.

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: the primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective. The Phoenix-Sanford Bernstein Mid-Cap Value series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase, which are believed to offer the possibility of increase in value.

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES seeks long-term capital appreciation by investing primarily in small-capitalization stocks the advisor believes are undervalued.

PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.

PHOENIX-SENECA STRATEGIC THEME SERIES: the investment objective of the series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Phoenix-Seneca Strategic Theme series invests primarily in common stocks believed to have substantial potential for capital growth.

THE ALGER AMERICAN FUND
The following subaccount invests in the corresponding portfolio of The Alger American Fund:

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The investment objective of the portfolio is long-term capital appreciation. It invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. Under normal circumstances, the portfolio invests in the equity securities of companies of any size, which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
The following subaccount invests in a corresponding fund of Deutsche Asset Management VIT Funds:

EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index"), which emphasizes major market stock performance of companies in Europe, Australia and the Far East. The fund invests in a statistically selected sample of the securities found in the EAFE(R) Index.

FEDERATED INSURANCE SERIES
Certain subaccounts invest in a corresponding fund of the Federated Insurance Series. The following funds are currently available:

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the fund is to seek current income by investing primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

FEDERATED HIGH INCOME BOND FUND II: The investment objective of the fund is to seek high current income by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
The following subaccounts invest in corresponding portfolios of the Fidelity(R) Variable Insurance Products:

VIP CONTRAFUND(R) PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation. Principal investment strategies include:

o Normally investing primarily in common stocks.
o Investing in securities of companies whose value it believes is not fully recognized by the public.
o Investing in domestic and foreign issuers.
o Investing in either "growth" stocks or "value" stocks or both.
o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

VIP GROWTH OPPORTUNITIES PORTFOLIO: The investment objective of the portfolio is to seek to provide capital growth. Principal investment strategies include:

o Normally investing primarily in common stocks.
o Potentially investing in other types of securities, including bonds which may be lower-quality debt securities.
o Investing in domestic and foreign issuers.
o Investing in either "growth" stocks or "value" stocks or both.
o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

VIP GROWTH PORTFOLIO: The investment objective of the portfolio is to seek to achieve long-term capital appreciation. Principal investment strategies include:

o Normally investing primarily in common stocks.
o Investing in companies that it believes have above-average growth potential.
o Investing in securities of domestic and foreign issuers.
o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
The following subaccounts invest in Class 2 shares of the corresponding fund of the Franklin Templeton Variable Insurance Products Trust:

MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective. The Mutual Shares Securities Fund invests primarily in domestic equity securities that the manager believes are significantly undervalued.

TEMPLETON ASSET STRATEGY FUND: The investment objective of the fund is a high level of total return. The Templeton Asset Strategy Fund invests in stocks of companies of any nation, bonds of companies and governments of any nation and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital appreciation. The Templeton Developing Markets Securities Fund invests primarily in emerging market equity securities.

TEMPLETON INTERNATIONAL SECURITIES FUND: The investment objective of the fund is long-term capital growth. The Templeton International Securities Fund invests primarily in stocks of companies located outside the United States, including emerging markets.

TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth. The Templeton Growth Securities Fund invests primarily in common stocks issued by companies in various nations throughout the world, including the U.S. and emerging markets.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
A certain subaccount invests in a corresponding portfolio of The Universal Institutional Funds, Inc. The following portfolio is currently available:

TECHNOLOGY PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation by investing primarily in equity securities of companies that the investment advisor expects to benefit from their involvement in technology and technology-related industries.

WANGER ADVISORS TRUST
The following subaccounts invest in corresponding series of the Wanger Advisors
Trust:

WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth. The Wanger Foreign Forty invests primarily in equity securities of foreign companies with market capitalization of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.

WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth. The Wanger International Small Cap invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

WANGER TWENTY: The investment objective of the series is to seek long-term capital growth. The Wanger Twenty invests primarily in the stocks of U.S. companies with market capitalization of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

WANGER U.S. SMALL CAP: The investment objective of the series is to seek long-term capital growth. The Wanger U.S. Small Cap invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the fund(s) or (4) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISORS
--------------------------------------------------------------------------------

The following are the investment advisors and subadvisors for the variable investment options:

----------------------------------------------------------
PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
----------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-Engemann Capital Growth
Phoenix-Engemann Nifty Fifty
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Oakhurst Balanced
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
----------------------------------------------------------

----------------------------------------------------------
PIC SUBADVISORS
----------------------------------------------------------
Phoenix-Aberdeen International Advisors, LLC ("PAIA")
     o   Phoenix-Aberdeen International
Roger Engemann & Associates, Inc. ("Engemann")
     o   Phoenix-Engemann Capital Growth
     o   Phoenix-Engemann Nifty Fifty
     o   Phoenix-Engemann Small & Mid-Cap Growth
Seneca Capital Management, LLC  ("Seneca")
     o   Phoenix-Seneca Mid-Cap Growth
     o   Phoenix-Seneca Strategic Theme
-----------------------------------------------------------

-----------------------------------------------------------
PHOENIX VARIABLE ADVISORS, INC. ("PVA")
-----------------------------------------------------------
Phoenix-Bankers Trust Dow 30
Phoenix-Bankers Trust Nasdaq-100 Index(R)
Phoenix-Federated U.S. Government Bond
Phoenix-J.P. Morgan Research Enhanced Index
Phoenix-Janus Equity Income
Phoenix-Janus Flexible Income
Phoenix-Janus Growth
Phoenix-Morgan Stanley Focus Equity
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small Cap Value
-----------------------------------------------------------

-----------------------------------------------------------
PVA SUBADVISORS
-----------------------------------------------------------
Bankers Trust Company
    o   Phoenix-Bankers Trust Dow 30
    o   Phoenix-Bankers Trust Nasdaq-100 Index(R)
Federated Investment Management Company
    o   Phoenix-Federated U.S. Government Bond
J.P. Morgan Investment Management, Inc.
    o   Phoenix-J.P. Morgan Research Enhanced Index
Janus Capital Corporation
    o   Phoenix-Janus Equity Income
    o   Phoenix-Janus Flexible Income
    o   Phoenix-Janus Growth
Morgan Stanley Asset Management
    o   Phoenix-Morgan Stanley Focus Equity
Alliance Capital Management L.P.
    o   Phoenix-Sanford Bernstein Global Value
    o   Phoenix-Sanford Bernstein Mid-Cap Value
    o   Phoenix-Sanford Bernstein Small Cap Value
-----------------------------------------------------------

-----------------------------------------------------------
DUFF & Phelps Investment Management Co. ("DPIM")
-----------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
-----------------------------------------------------------

-----------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC  ("PAIA")
-----------------------------------------------------------
Phoenix-Aberdeen New Asia
-----------------------------------------------------------



Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

PIC, DPIM, Engemann and Seneca are indirect less than wholly owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc. PVA is a wholly owned subsidiary of PM Holdings, Inc.

-----------------------------------------------------------
OTHER ADVISORS
-----------------------------------------------------------
Fred Alger Management, Inc.
     o  Alger American Leveraged AllCap Portfolio
Bankers Trust Company
     o  EAFE(R) Equity Index Fund
Federated Investment Management Company
     o  Federated Fund for U.S. Government Securities II
     o  Federated High Income Bond Fund II
Fidelity Management and Research Company
     o  VIP Contrafund(R) Portfolio
     o  VIP Growth Opportunities Portfolio
     o  VIP Growth Portfolio
Franklin Mutual Advisers, LLC
     o  Mutual Shares Securities Fund
Morgan Stanley Asset Management
     o  Technology Portfolio
Templeton Asset Management, Ltd.
     o  Templeton Developing Markets Securities
        Fund
Templeton Global Advisors Limited
     o  Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.
     o  Templeton Asset Strategy Fund
     o  Templeton International Securities Fund
Wanger Asset Management, L.P.
     o  Wanger Foreign Forty
     o  Wanger International Small Cap
     o  Wanger Twenty
     o  Wanger U.S. Small Cap
-----------------------------------------------------------


SERVICES OF THE ADVISORS
The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the funds.

REINVESTMENT AND REDEMPTION
All dividend distributions of the fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; all capital gains distributions of the fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Account, subject to compliance with the law as currently applicable or as subsequently changed.

In the future, we may establish additional subaccounts within the Account, each of which will invest in shares of a designated portfolio of the fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

If the shares of any of the portfolios of the fund should no longer be available for investment, or if in the judgment of Phoenix's management further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the policy, then Phoenix may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the Policy Value of the subaccount in which the substitution is to occur to another subaccount without penalty.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL
Charges are deducted in connection with the policy to compensate us for:

[diamond] our expenses in selling the policy;

[diamond] underwriting and issuing the policy;

[diamond] premium and federal taxes incurred on premiums received;

[diamond] providing the insurance benefits set forth in the policy; and

[diamond] assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate one or more of:

[diamond] sales charge,

[diamond] issue expense charge,

[diamond] administrative charge, and

[diamond] surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

CHARGES DEDUCTED ONCE

SALES CHARGE
To help reimburse ourselves for a variety of expenses incurred in selling the policy (e.g., commissions, advertising, printing) we impose a sales charge on premiums paid on the policy.

The sales charge is assessed according to the following schedule:

[diamond] Policy year 1:                  30% of premiums paid up to
                                          the first TAP
                                          4% of premiums in excess of
                                          the TAP
[diamond] Policy years 2 through 5:       16% of premiums paid up to
                                          the first TAP
                                          4% of premiums in excess of
                                          the TAP

[diamond] Policy years 6 through 10:      12% of premiums paid up to
                                          the first TAP

                                          4% of premiums in excess of
                                          the TAP
[diamond] Policy years 11-20:             3% of premium
[diamond] Policy years 21 and over:       0% of premium


The TAP is established at the time the policy is issued and is the greater of:
(a) the level premium required to mature the policy, computed at an interest rate of 6.5% and assuming current mortality and expenses; or (b) $1,200. The sales charge does not fully cover our total sales expenses, but we expect to recover these expenses in full over the period the policy remains in force.

[diamond] STATE PREMIUM TAXES. Various states (and countries and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.75% to 4% of premiums paid. Moreover, certain municipalities and states also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.

[diamond] FEDERAL TAX CHARGE. A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.

PERIODIC CHARGES


[diamond] MONTHLY ISSUE EXPENSE CHARGE. The issue expense charge is $3,000 and is to reimburse Phoenix for underwriting and start-up expenses in connection with issuing a policy. Rather than deduct the full amount at once, the issue expense charge is deducted in equal monthly installments of $50 over the first 60 months of the policy.

[diamond] ADMINISTRATIVE CHARGE. This charge is assessed to cover our variable administrative expenses such as the preparation of billings, statements and mailings to policyholders. The administrative charge is $7.50 plus $.02 for each $1,000 of face amount each month.

[diamond] COST OF INSURANCE. To determine this expense, we multiply the appropriate cost of insurance rate by the difference between your policy's death benefit and the policy value. Generally, cost of insurance rates are based on the sex, attained age, duration and risk class of the insureds. However, in certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly costs of insurance rates are based on our expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the Insureds' risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose Policies have been in force for the same length of time. Your risk class may affect your cost of insurance rate. We currently place insureds into a standard risk class or a risk class involving a higher mortality risk, depending on the health of the insureds as determined by the medical information that we request. For otherwise identical policies, insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class is divided into three categories: smoker and 2 classes of nonsmokers. Nonsmokers will generally incur a lower cost of insurance than similarly situated insureds who smoke.

[diamond] COST OF ANY RIDERS TO YOUR POLICY. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider.

Monthly deductions are made on each monthly calculation day. The amount deducted is allocated among subaccounts and the unloaned portion of the GIA based on an allocation schedule specified by you.

You initially choose this schedule in your application, but can later change it from time to time. If any subaccount or the unloaned portion of the GIA is insufficient to permit the full withdrawal of the monthly deduction, the withdrawals from the other subaccounts or GIA will be proportionally increased.


[diamond] DAILY MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of
          0.40% is deducted daily from the Account. We may increase this charge, but guarantee it will never be more than 0.60%. No portion of this charge is deducted from the GIA.

          The mortality risk assumed by us is that collectively our insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, therefore, that the total amount of death benefits that we will pay out will be greater than that we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of policy loans, which may cause us to incur greater costs than expected when we designed the Policies. To the extent we profit from this charge, we may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

CONDITIONAL CHARGES
These are other charges that are imposed only if certain events occur:

[diamond] SURRENDER CHARGE. During the first 5 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

          During the first 5 policy years, the surrender charge described below will apply if you either surrender the policy for its cash surrender value or let the policy lapse. There is no surrender charge after the 5th policy year. During the first 5 policy years, the maximum surrender charge that you can pay while you own the policy is equal to the percentage amount shown in the following Surrender Charge Table.

                   SURRENDER CHARGE TABLE
                                        SURRENDER
                POLICY                    CHARGE
                 YEAR                    % OF TAP
                 ----                    --------
                  1                         50
                  2                         40
                  3                         30
                  4                         20
                  5                         10
             6 AND LATER                     0

[diamond] PARTIAL SURRENDER FEE. In the case of a partial surrender, but not a decrease in face amount, an additional fee is imposed. The fee is equal to 2% of the amount withdrawn but not more than $25. The fee is intended to recover the actual costs of processing the partial surrender request. The fee will be deducted from each subaccount and GIA in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

[diamond] PARTIAL SURRENDER CHARGE. If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the policy. The charge is a fraction of the applicable surrender charge that would apply to a full surrender, determined by how much of the full cash surrender value is being withdrawn.. For example: if a partial surrender reduces the cash surrender value by half, the partial surrender charge will be half of what a full surrender charge would have been according to the above table. This amount is assessed against the subaccounts and the GIA in the same proportion as the withdrawal is allocated.

          A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in face amount divided by the face amount of the policy prior to the decrease).

INVESTMENT MANAGEMENT CHARGE
As compensation for investment management services to the funds, the Advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series.

These fund charges and other expenses are described more fully in the accompanying fund prospectuses.

OTHER TAXES
Currently no charge is made to the Account for federal income taxes that may be attributable to the Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Account.


GENERAL PROVISIONS
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS
Payment of any amount upon complete or partial surrender, policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond] for up to six months from the date of the request, for any transactions dependent upon the value of the GIA;

[diamond] whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as decided by the SEC; or

[diamond] whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

Transfers also may be postponed under these circumstances.

PAYMENT BY CHECK
Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE
If either of the insureds commits suicide within 2 years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

INCONTESTABILITY
We cannot contest this policy or any attached rider after it has been in force during the insureds' lifetimes for 2 years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
The beneficiary, as named in the policy application or subsequently changed, will receive the policy benefits at the death of the last surviving insured. If the named beneficiary dies before the death of the last surviving Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the last surviving Insured, the death benefit payable under the policy will be paid to you or your estate.

As long as the policy is in force, the policyowner and the beneficiary may be changed by written request, satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the last surviving

Insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
If the age or sex of either of the insureds has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex of the insureds.

SURPLUS
You may share in divisible surplus of Phoenix to the extent decided annually by the Phoenix Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in the subaccount's investment results.


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS
Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry. Under this policy, the death proceeds will be paid upon the death of the last surviving insured.

You may elect a payment option for payment of the death proceeds to the beneficiary. You may do this only before the second death. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM
Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
Equal installments are paid until the later of:

[diamond] the death of the payee and

[diamond] the end of the period certain. The first payment will be on the date of settlement. The period certain must be chosen when this option is elected. The periods certain that may be chosen are as follows:

[diamond] 10 years;

[diamond] 20 years;

[diamond] until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond] the end of the 10-year period certain;

[diamond] the death of the Insured; and

[diamond] the death of the other named annuitant. The other annuitant must be named when this option is elected and cannot later be changed.

The other annuitant must have an attained age of at least 40. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

For additional information concerning the above payment options, see the policy.


FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION
The ultimate effect of federal income taxes on values under the Account and on the economic benefit to you or your beneficiary depends on Phoenix's income tax status and upon the income tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations, a qualified tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S INCOME TAX STATUS
Phoenix is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the Account nor the GIA is a separate entity from Phoenix and their operations form a part of Phoenix.

Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the value of the Account. Investment income of the Account, including realized net capital gains, is not taxed to Phoenix. Due to Phoenix's income tax status under current provisions of the Code, no charge currently will be made to the Account for Phoenix's federal income taxes, which may be attributable to the Account. Phoenix reserves the right to make a deduction for taxes if the federal income tax treatment of Phoenix is determined to be other than what Phoenix currently believes it to be, if changes are made affecting the income tax treatment to Phoenix of variable life insurance contracts, or if changes occur in Phoenix's income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, whether or not it is a modified endowment contract ("Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes, under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the Beneficiary under Code Section 101(a)(1). Also, a policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See, however, the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan.

Code Section 7702 imposes certain conditions with respect to premiums received under a policy. Phoenix intends to monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, Phoenix may return the excess premium, with interest, to the policyowner within 60 days after the end of the Policy Year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
If the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, a policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Phoenix suggests you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts.

LOANS
Phoenix believes that any loan received under a policy will be treated as indebtedness of a policyowner. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, Phoenix believes that no part of any loan under a policy will constitute income to a policyowner.

The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on circumstances. A policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.


BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test." The measuring stick for this test is a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums but which, after the seventh year is "fully paid-up," continuing to provide a level death benefit without the need for any further premiums. A policy becomes a modified endowment contract, if, at any time during the first 7 years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a Policy Year but which are returned by Phoenix with interest within 60 days after the end of the Policy Year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS
If there is a reduction in death benefits during the first 7 Policy Years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 Policy Years.

DISTRIBUTIONS AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy Years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
Any amount taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond] made on or after the taxpayer attains age 59 1/2; or

[diamond] attributable to the taxpayer's disability (within the meaning of Code
          Section 72(m)(7)); or

[diamond] part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.

MATERIAL CHANGE RULES
Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following 2 exceptions:

[diamond] first, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 Policy Years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond] second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:

          o the cost-of-living determination period does not exceed the remaining premium payment period under the policy, and
          o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy. A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. Phoenix intends to comply with the limitations in calculating the premium it is permitted to receive from you.

QUALIFIED PLANS
A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a competent pension consultant or tax advisor.

DIVERSIFICATION STANDARDS
To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series of the funds is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter that the series assets be invested in no more than:

[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account; therefore, each series of the fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in Treasury securities, and for purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future Treasury announcements. For these reasons, Phoenix reserves the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Account.

Phoenix intends to comply with the Diversification Regulations to assure that the Policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policyowner, or one or both of the Insureds or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the Policies relate to the same Insureds. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. Phoenix recommends that any person contemplating such actions seek the advice of a qualified tax consultant.

OTHER TAXES
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or Beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.


VOTING RIGHTS
--------------------------------------------------------------------------------
We will vote the funds' shares held by the subaccounts at any regular and special meetings of shareholders of the funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we decide that we are permitted to vote the funds' shares at our own discretion, we may elect to do so.

The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Funds' shares held in a subaccount for which no timely instructions are received, and funds' shares which are not otherwise attributable to policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all Policies participating in that subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

You will receive proxy materials, reports and other materials related to the funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the funds or to approve or disapprove an investment advisory contract for the funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the Investment Advisor of the funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change in the investment policy for a series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policyowners.

PHOENIX
You (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix policyholders for the election of members of the Board of Directors of Phoenix and on other corporate matters, if any, where a policyholder's vote is taken. At meetings of all the Phoenix policyholders, you (or payee) may cast only one vote as the holder of a policy, irrespective of Policy Value or the number of the Policies you hold.



THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------

Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

DIRECTORS                  PRINCIPAL OCCUPATION

Sal H. Alfiero             Chairman and Chief Executive
                           Officer, Mark IV Industries, Inc.
                           Amherst, New York

John C. Bacot              Chairman and Chief Executive
                           Officer, The Bank of New York
                           New York, New York

Peter C. Browning          Chairman, Nucor Corporation,
                           Charlotte, North Carolina, formerly
                           President and Chief Operating Officer,
                           Sonoco Products Company, North Carolina

Arthur P. Byrne            Chairman, President and Chief
                           Executive Officer,
                           The Wiremold Company
                           West Hartford, Connecticut

Richard N. Cooper          Professor of International
                           Economics, Harvard University;
                           Cambridge, Massachusetts; formerly
                           Chairman, National Intelligence
                           Council, Central Intelligence Agency
                           McLean, Virginia

Gordon J. Davis, Esq.      Partner, LeBoeuf, Lamb, Greene &
                           MacRae; formerly Partner, Lord, Day
                           & Lord, Barret Smith
                           New York, New York

Robert W. Fiondella        Chairman of the Board and Chief
                           Executive Officer, Phoenix Home
                           Life Mutual Insurance Company
                           Hartford, Connecticut

John E. Haire              President of The Fortune Group
                           New York, New York

Jerry J. Jasinowski        President, National Association of
                           Manufacturers
                           Washington, D.C.

Thomas S. Johnson          Chairman and CEO, Greenpoint
                           Financial Corporation,
                           New York, New York

John W. Johnstone          Chairman, Governance & Nominating
                           Committees, Arch Chemicals, Inc.,
                           Westport, Connecticut, formerly
                           Chairman, President and Chief
                           Executive Officer, Olin Corporation
                           Norwalk, Connecticut

Marilyn E. LaMarche        Limited Managing Director,
                           Lazard Freres & Company, L.L.C.
                           New York, New York

Philip R. McLoughlin       Executive Vice President and Chief
                           Investment Officer, Phoenix Home
                           Life Mutual Insurance Company
                           Hartford, Connecticut

Robert F. Vizza            President and Chief Executive
                           Officer, St. Francis Hospital
                           Roslyn, New York

Robert G. Wilson           Retired, formerly Chairman and
                           Chief Executive Officer,
                           Ecologic Waste Services, Inc.
                           Miami, Florida

Dona D. Young              President, Phoenix Home Life Mutual
                           Insurance Company Hartford,
                           Connecticut

EXECUTIVE OFFICERS         PRINCIPAL OCCUPATION

Robert W. Fiondella        Chairman of the Board, and Chief
                           Executive Officer

Dona D. Young              President

Philip R. McLoughlin       Executive Vice President and
                           Chief Investment Officer

Carl T. Chadburn           Executive Vice President

David W. Searfoss          Executive Vice President and
                           Chief Financial Officer

Simon Y. Tan               Executive Vice President, Market
                           and Product Development

Michael J. Gilotti         Senior Vice President

Joseph E. Kelleher         Senior Vice President,
                           Underwriting and Operations

Robert G. Lautensack, Jr.  Senior Vice President,
                           Individual Financial

Sherry A. Manetta          Senior Vice President,
                           Information Systems

Maura L. Melley            Senior Vice President,
                           Public Affairs
                           Held various positions with Phoenix
                           over the past five years

Charles L. Olson           Senior Vice President
                           Held various positions with Phoenix
                           and Phoenix Duff & Phelps over the
                           past five years

Richard R. Paton           Senior Vice President
                           Former Chief Risk Management Officer
                           MPTN Foxwoods Casino Resort
                           Former Director
                           Corporate Risk Management
                           Berkshire Health Systems

Robert E. Primmer          Senior Vice President,
                           Individual Distribution
                           Held various positions with Phoenix
                           over the past five years

Tracy L. Rich              Senior Vice President,
                           Formerly held various positions
                           with Massachusetts Mutual Life and
                           Connecticut Mutual Life

Jack F. Solan, Jr.         Senior Vice President,
                           Strategic Development
                           Formerly held various positions
                           with Ernst & Young

Walter H. Zultowski        Senior Vice President, Marketing
                           and Market Research; formerly
                           Senior Vice President,
                           LIMRA International,
                           Hartford, Connecticut


The above listing reflects positions held at Phoenix during the last 5 years.


SAFEKEEPING OF THE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------

Phoenix holds the assets of the Account. The assets of the Account are kept physically segregated and held separate and apart from the General Account of Phoenix. Phoenix maintains records of all purchases and redemptions of shares of the funds.


SALES OF POLICIES
--------------------------------------------------------------------------------

Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG, an indirect wholly-owned subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the Policies. PEPCO is an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), in which Phoenix owns a majority interest. Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell Policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments received by Phoenix under these Policies. Phoenix may pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, Phoenix may pay the shortfall from its General Account assets, which will include any profits it may derive under the Policies.


STATE REGULATION
--------------------------------------------------------------------------------

Phoenix is subject to the provisions of the New York insurance law applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

State regulation of Phoenix includes certain limitations on the investments that it may make, including investments for the Account and the GIA. It does not include, however, any supervision over the investment policies of the Account.


REPORTS
--------------------------------------------------------------------------------

All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

The Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on the ability of Phoenix to meet its obligations under the policies.


LEGAL MATTERS
--------------------------------------------------------------------------------

Susan E. Schechter, Counsel of Phoenix, has passed upon the organization of Phoenix, its authority to issue variable life insurance Policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This Prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the Account, Phoenix and the policy.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

As of the date of this prospectus there have been no sales of the products described, and therefore no deposits to the Account. Accordingly, related financial statements of the Account are not available. The consolidated financial statements of Phoenix contained in this prospectus should be considered only as bearing upon the Company's ability to fulfill its obligations under the policies, and have no bearing on the investment performance of the Account. The consolidated financial statements of Phoenix are for the periods ended December 31, 1999 and September 30, 2000.

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
FINANCIAL STATEMENTS


As of the date of this prospectus, there had been no sales of the product described in this prospectus and, therefore, no deposits were made to the Phoenix Home Life Variable Universal Life Account. Accordingly, no financial statements are available for the Account.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
Report of Independent Accountants...........................  F-2
Consolidated Balance Sheet as of December 31, 1998 and
  1999......................................................  F-3
Consolidated Statement of Income, Comprehensive Income and
  Equity for the years ended December 31, 1997, 1998 and
  1999......................................................  F-4
Consolidated Statement of Cash Flows for the years ended
  December 31, 1997, 1998 and 1999..........................  F-5
Notes to Consolidated Financial Statements..................  F-6
Unaudited Interim Condensed Consolidated Balance Sheet as of
  September 30, 2000........................................  F-49
Unaudited Interim Condensed Consolidated Statement of
  Income, Comprehensive Income and Equity for the nine
  months ended September 30, 1999 and 2000..................  F-50
Unaudited Interim Condensed Consolidated Statement of Cash
  Flows for the nine months ended September 30, 1999 and
  2000......................................................  F-51
Notes to Unaudited Interim Condensed Consolidated Financial
  Statements................................................  F-52

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 24, the Company has revised its accounting for certain of its discontinued operations.

/s/
PRICEWATERHOUSECOOPERS LLP

Hartford, Connecticut
February 15, 2000, except as to Note 24, which is as of February 1, 2001

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET

                                                                AS OF DECEMBER 31,
                                                              ----------------------
                                                                1998         1999
                                                              ---------    ---------
                                                                  (IN MILLIONS)
ASSETS:
Investments
  Held-to-maturity debt securities, at amortized cost.......  $ 1,762.9    $ 2,027.7
  Available-for-sale debt securities, at fair value.........    5,987.4      5,506.8
  Equity securities, at fair value..........................      302.7        437.2
  Mortgage loans............................................      797.3        716.8
  Real estate...............................................       92.0         92.0
  Policy loans..............................................    2,008.3      2,042.6
  Venture capital partnerships..............................      191.2        338.1
  Other invested assets.....................................      149.2        188.0
  Short-term investments....................................      186.0        133.4
                                                              ---------    ---------
     Total investments......................................   11,477.0     11,482.6
Cash and cash equivalents...................................      127.0        187.6
Accrued investment income...................................      164.8        174.9
Deferred policy acquisition costs...........................    1,049.9      1,306.7
Premiums, accounts and notes receivable.....................      100.2        119.2
Reinsurance recoverables....................................       18.9         18.8
Property and equipment, net.................................      150.4        137.7
Goodwill and other intangible assets, net...................      520.1        593.3
Equity in unconsolidated subsidiaries.......................       45.4         91.2
Net assets of discontinued operations (Note 13).............      298.7        187.6
Other assets................................................       38.4         51.4
Separate account assets.....................................    4,798.9      5,923.9
                                                              ---------    ---------
     Total assets...........................................  $18,789.7    $20,274.9
                                                              =========    =========
LIABILITIES:
Policy liabilities and accruals.............................  $10,578.6    $10,899.8
Policyholder deposit funds..................................      531.7        538.2
Notes payable...............................................      449.3        499.4
Deferred income taxes.......................................      112.9         83.3
Other liabilities...........................................      489.7        474.2
Separate account liabilities................................    4,798.9      5,923.9
                                                              ---------    ---------
     Total liabilities......................................   16,961.1     18,418.8
                                                              ---------    ---------
Contingent liabilities (Note 21)
Minority interest in net assets of consolidated
  subsidiaries..............................................       92.0        100.1
                                                              ---------    ---------
EQUITY:
Retained earnings...........................................    1,642.3      1,731.5
Accumulated other comprehensive income......................       94.3         24.5
                                                              ---------    ---------
     Total equity...........................................    1,736.6      1,756.0
                                                              ---------    ---------
     Total liabilities and equity...........................  $18,789.7    $20,274.9
                                                              =========    =========

        The accompanying notes are an integral part of these statements.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                       CONSOLIDATED STATEMENT OF INCOME,
                        COMPREHENSIVE INCOME AND EQUITY

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                              --------------------------------
                                                                1997        1998        1999
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
Revenues
  Premiums..................................................  $1,087.7    $1,175.8    $1,175.7
  Insurance and investment product fees.....................     402.8       540.2       578.4
  Net investment income.....................................     723.3       862.2       956.8
  Net realized investment gains.............................     111.0        58.2        75.8
                                                              --------    --------    --------
     Total revenues.........................................   2,324.8     2,636.4     2,786.7
                                                              --------    --------    --------
Benefits and expenses
  Policy benefits and increase in policy liabilities........   1,201.9     1,409.8     1,373.1
  Policyholder dividends....................................     343.6       351.6       360.5
  Amortization of deferred policy acquisition costs.........     102.6       137.6       146.6
  Amortization of goodwill and other intangible assets......      35.3        28.8        40.1
  Interest expense..........................................      28.0        29.8        34.0
  Other operating expenses..................................     446.0       519.4       563.0
                                                              --------    --------    --------
     Total benefits and expenses............................   2,157.4     2,477.0     2,517.3
                                                              --------    --------    --------
Income from continuing operations before income taxes,
  minority interest and equity in earnings of unconsolidated
  subsidiaries..............................................     167.4       159.4       269.4
Income taxes................................................      34.1        56.9       100.3
                                                              --------    --------    --------
Income from continuing operations before minority interest
  and equity in earnings of unconsolidated subsidiaries.....     133.3       102.5       169.1
Minority interest in net income of consolidated
  subsidiaries..............................................       8.9        10.5        10.1
Equity in earnings of unconsolidated subsidiaries...........        .4         (.1)        3.1
                                                              --------    --------    --------
Income from continuing operations...........................     124.8        91.9       162.1
Discontinued operations (Note 13)
  Income from discontinued operations, net of income
     taxes..................................................      44.9        45.2        36.1
  Loss on disposal, net of income taxes.....................        --          --      (109.0)
                                                              --------    --------    --------
Net income..................................................     169.7       137.1        89.2
                                                              --------    --------    --------
Other comprehensive (loss) income, net of income taxes
  Unrealized (losses) gains on securities...................      98.2       (46.9)      (66.8)
  Reclassification adjustment for net realized gains
     included in net income.................................     (30.2)      (13.0)       (1.5)
  Minimum pension liability adjustment......................      (2.1)       (1.5)       (1.5)
                                                              --------    --------    --------
     Total other comprehensive (loss) income................      65.9       (61.4)      (69.8)
                                                              --------    --------    --------
Comprehensive income........................................     235.6        75.7        19.4
                                                              --------    --------    --------
Equity, beginning of year...................................   1,425.3     1,660.9     1,736.6
                                                              --------    --------    --------
Equity, end of year.........................................  $1,660.9    $1,736.6    $1,756.0
                                                              ========    ========    ========

        The accompanying notes are an integral part of these statements.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                              ------------------------------------
                                                                1997          1998          1999
                                                              --------      --------      --------
                                                                         (IN MILLIONS)
Cash flows from operating activities:
  Net income................................................  $  169.7      $  137.1      $   89.2
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Net (gain) loss from discontinued operations..............     (44.9)        (45.2)         72.9
  Net realized investment gains.............................    (111.0)        (58.2)        (75.8)
  Amortization and depreciation.............................      89.7          58.5          72.0
  Equity in undistributed earnings of affiliates and
    partnerships............................................     (38.6)        (44.1)       (138.2)
  Deferred income taxes (benefit)...........................      22.3           2.8         (13.9)
  Increase in receivables...................................     (48.4)        (26.7)        (62.9)
  Decrease (increase) in deferred policy acquisition
    costs...................................................     (44.4)        (26.9)          3.5
  Increase in policy liabilities and accruals...............     490.2         386.0         321.2
  Increase in other assets/other liabilities, net...........      63.7          63.0          47.5
  Other, net................................................       7.8           1.8           2.5
                                                              --------      --------      --------
  Net cash provided by continuing operations................     556.1         448.1         318.0
  Net cash provided by (used for) discontinued operations...      97.7          97.6         (76.7)
                                                              --------      --------      --------
  Net cash provided by operating activities.................     653.8         545.7         241.3
                                                              --------      --------      --------
Cash flows from investing activities:
  Proceeds from sales, maturities or repayments of
    available-for-sale debt securities......................   1,082.1       1,322.4       1,702.9
  Proceeds from maturities or repayments of held-to-maturity
    debt securities.........................................     200.9         267.7         186.7
  Proceeds from disposals of equity securities..............      51.4          45.2         163.5
  Proceeds from mortgage loan maturities or repayments......     164.2         200.4         124.9
  Proceeds from sale of real estate and other invested
    assets..................................................     213.2         439.9          38.0
  Proceeds from distributions of venture capital
    partnerships............................................       5.7          18.6          26.7
  Proceeds from sale of subsidiaries and affiliates.........        --          16.3          46.4
  Purchase of available-for-sale debt securities............  (1,553.3)     (2,404.3)     (1,672.6)
  Purchase of held-to-maturity debt securities..............    (183.4)       (585.4)       (427.5)
  Purchase of equity securities.............................     (88.6)        (85.0)       (162.4)
  Purchase of subsidiaries..................................    (258.6)        (11.2)       (187.6)
  Purchase of mortgage loans................................    (140.8)        (76.0)        (25.3)
  Purchase of real estate, unconsolidated subsidiaries and
    other invested assets...................................     (50.6)       (134.2)        (71.4)
  Purchase of venture capital partnerships..................     (40.0)        (67.2)       (108.5)
  Change in short term investments, net.....................      23.1         855.1          52.6
  Increase in policy loans..................................     (59.7)        (21.5)        (34.3)
  Capital expenditures......................................     (46.0)        (27.2)        (20.5)
  Other investing activities, net...........................      (2.6)         (6.5)          1.7
                                                              --------      --------      --------
Net cash used for continuing operations.....................    (683.0)       (252.9)       (366.7)
Net cash (used for) provided by discontinued operations.....     (75.8)        (78.2)        105.6
                                                              --------      --------      --------
Net cash used for investing activities......................    (758.8)       (331.1)       (261.1)
                                                              --------      --------      --------
Cash flows from financing activities:
Net deposits (withdrawals) of policyholder deposit funds,
  net of interest
  credited..................................................     (13.6)        (28.7)          6.5
Proceeds from repayment of securities sold subject to
  repurchase agreements.....................................     137.5        (137.5)         28.4
Proceeds from borrowings....................................     215.4            .1         175.1
Repayment of borrowings.....................................    (243.3)        (63.3)       (125.0)
Dividends paid to minority shareholders in consolidated
  subsidiaries..............................................      (6.9)         (4.9)         (4.2)
Other financing activities..................................      (1.3)         (5.7)          (.4)
                                                              --------      --------      --------
Net cash provided by (used for) continuing operations.......      87.8        (240.0)         80.4
Net cash provided by discontinued operations................       4.5            --            --
                                                              --------      --------      --------
Net cash provided by (used for) financing activities........      92.3        (240.0)         80.4
Net change in cash and cash equivalents.....................     (12.7)        (25.4)         60.6
Cash and cash equivalents, beginning of period..............     165.1         152.4         127.0
                                                              --------      --------      --------
Cash and cash equivalents, end of period....................  $  152.4      $  127.0      $  187.6
                                                              ========      ========      ========
Supplemental cash flow information
Income taxes paid, net......................................  $   76.2      $   44.5      $  106.4
Interest paid on indebtedness...............................  $   32.3      $   32.8      $   34.8

        The accompanying notes are an integral part of these statements.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  DESCRIPTION OF BUSINESS

     Phoenix Home Life Mutual Insurance Company and its subsidiaries (Phoenix) market a wide range of insurance and investment products and services including individual participating life insurance, term, universal and variable life insurance, annuities, and investment advisory and mutual fund distribution services. These products and services are managed within four reportable segments: Life and Annuity, Investment Management, Venture Capital and Corporate and Other. See Note 12--"Segment Information."

     Additionally, in 1999, Phoenix discontinued the operations of three of its business units: the Reinsurance Operations, the Real Estate Management Operations and the Group Life and Health Operations. See Note 13--"Discontinued Operations."

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Principles of consolidation and basis of presentation

     The consolidated financial statements include the accounts of Phoenix and its subsidiaries. Less than majority-owned entities in which Phoenix has significant influence over operating and financial policies, and generally at least a 20% ownership interest, are reported on the equity basis.

     These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Certain reclassifications have been made to the 1997 and 1998 amounts to conform with the 1999 presentation.

  Valuation of investments

     Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix classifies its debt securities as either held-to-maturity or available-for-sale investments. Debt securities held-to-maturity consist of private placement bonds reported at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds and preferred stocks that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

     For the mortgage-backed and asset-backed bond portion of the debt security portfolio, Phoenix recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

     Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

     Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on either the present value of future

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY cash flows discounted at the loan's observable market price or at the fair value of the collateral if collection is collateral dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

     Real estate, all of which is held for sale, is carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

     Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

     Short-term investments are carried at amortized cost, which approximates fair value.

     Venture capital partnership and other partnership interests are carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. These earnings or losses are included in investment income. Venture capital partnerships generally account for the underlying investments held in the partnerships at fair value. These investments can include public and private common and preferred stock, notes, warrants and other investments. Investments that are publicly traded are valued at closing market prices. Investments that are not publicly traded, which are usually subject to restrictions on resale, are generally valued at cost or at estimated fair value, as determined in good faith by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information. These valuations subject the earnings to volatility. Phoenix includes equity in undistributed unrealized capital gains and losses on investments held in the venture capital partnerships in net investment income. Our investment in these venture capital partnerships is as a limited partner.

     Other invested assets include leveraged lease investments. These investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive.

     Realized investment gains and losses, other than those related to separate accounts for which Phoenix does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and the assumed impact of net unrealized investment gains and losses on the amortization of deferred policy acquisition costs related to investment contracts.

  Financial instruments

     In the normal course of business, Phoenix enters into transactions involving various types of financial instruments including debt, investments such as debt securities, mortgage loans and equity securities, off-balance sheet financial instruments such as investment and loan commitments, financial guarantees, interest rate swaps, interest rate caps, interest rate floors and swaptions. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

     Phoenix enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix exchanges cashflows with another party, at specified intervals, for a set length of time

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and no payment of principal is made by either party. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

     Phoenix enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

     Phoenix enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements is recognized in net investment income. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix only enters into derivative contracts with highly rated financial institutions.

     In certain instances, derivative contracts are terminated prior to maturity. These contracts include, but are not limited to, interest rate and foreign currency swaps, cap and floor contracts, and payor and receiver swaptions. To the extent that derivative contracts determined to be effective hedges are terminated, realized gains and losses are deferred and amortized. Derivatives associated with hedged items that either no longer exist or are no longer expected to occur are accounted for as the relevant change in status of the hedged items, with gains or losses on such contracts recognized immediately in net income. Similarly, for derivatives otherwise determined to no longer be effective hedges, gains or losses as of termination are recognized immediately in net income.

  Cash and cash equivalents

     Cash and cash equivalents includes cash on hand and money market instruments.

  Deferred policy acquisition costs

     In conjunction with the 1997 acquisition of the Confederation Life business, Phoenix recognized an asset for the present value of future profits
(PVFP) representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs (DAC).

     The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period. For individual participating life insurance policies, including PVFP, deferred policy acquisition costs are amortized in proportion to historical and anticipated gross margins. Deviations from expected experience are reflected in earnings in the period such deviations occur. Internal replacements are defined as an exchange of existing Phoenix life insurance or annuity policies for different Phoenix life insurance or annuity policies. The deferred acquisition costs associated with the replaced contracts are fully

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY amortized. In the case of surrenders of policies, in which owners cancel existing life or annuity contracts, the deferred acquisition costs of the surrendered contracts are fully amortized.

     For universal life insurance policies and investment type contracts, including PVFP, deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

  Goodwill and other intangible assets

     Goodwill represents the excess of the cost of business acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over periods ranging from 10 to 40 years, corresponding with the benefits expected to be derived from the acquisitions. The weighted-average remaining life is approximately 38 years. Other intangible assets, primarily associated with investment management contracts and employee contracts, are amortized over their estimated useful lives using the straight-line method. The average estimated useful life of the intangible assets ranges from 5 to 16 years for investment management contracts and 3 to 7 years for employee contracts. The weighted-average remaining life approximates 13 years. The propriety of the carrying value of goodwill and other intangible assets is periodically reevaluated in accordance with Statement of Financial Accounting Standards
(SFAS) No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed Of," by comparing estimates of future undiscounted cash flows to the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Analyses are performed at least annually, or more frequently if warranted by events and circumstances affecting the Phoenix's business.

  Equity in unconsolidated subsidiaries

     Equity in unconsolidated subsidiaries represents investments in operating entities in which Phoenix owns more than 20% but less than a majority of the outstanding common stock and those operating entities for which Phoenix owns less than 20% if Phoenix exercises significant influence over the operating and financial policies of the company. Phoenix utilizes the equity method of accounting for these investments.

  Separate accounts

     Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

  Policy liabilities and accruals

     Future policy benefits are liabilities for life and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. The guaranteed interest rates range from 2.25% to 6.00%. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances which range from 4.00% to 7.15%, less administrative and mortality charges.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

  Premium and fee revenue and related expenses

     Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue when due. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

  Investment management fees

     Investment management fees and mutual fund ancillary fees included in insurance and investment product fees in the accompanying Consolidated Statement of Income, Comprehensive Income and Equity, are recorded as income pro rata during the period in which services are performed. Investment management fees are generally computed and earned based upon a percentage of assets under management. Investment management fees are paid pursuant to the terms of the respective investment management contracts, which generally require monthly or quarterly payment. Mutual fund ancillary fees consist of dealer concessions, distribution fees, administrative fees, shareholder services agent fees, and accounting fees. Dealer concessions and underwriting fees earned (net of related expenses) from the distribution and sale of affiliated mutual fund shares and other securities are recorded on a trade date basis.

  Reinsurance

     Phoenix utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

     Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

  Policyholders' dividends

     Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix. The amount of policyholders' dividends to be paid is determined annually by Phoenix's board of directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix also establishes a liability for termination dividends.

  Income taxes

     Phoenix and its eligible affiliated companies have elected to file a life/nonlife consolidated federal income tax return for 1999 and prior years. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY certain statutory restrictions in the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

     Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

     As a mutual life insurance company, Phoenix is required to reduce its income tax deduction for policyholder dividends by the differential earnings amount, defined as the difference between the earnings rates of stock and mutual companies applied against an adjusted base of policyholders' surplus. Phoenix estimates the differential earnings rate (DER) each year using the best available information including industry surveys. The IRS subsequently determines the DER applicable to the mutual companies and Phoenix adjusts its estimates accordingly. The impact of the difference between estimated and actual DER is reflected in the tax provision in the year the IRS determination is made.

  Stock-based compensation

     SFAS No. 123, "Accounting for Stock-Based Compensation," encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value. Phoenix's majority owned, consolidated subsidiary, Phoenix Investment Partners (PXP), a publicly held investment management company, has chosen to continue to account for stock-based compensation using the intrinsic method prescribed in Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Accordingly, compensation cost for stock options and restricted stock under existing plans is measured as the excess, if any, of the quoted market price of PXP's stock at the date of the grant over the amount an employee must pay to acquire the stock. (See Note 19--"Stock Purchase and Award Plans.")

  Recent accounting pronouncements

     In June, 1999, the Financial Accounting Standards Board issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of SFAS No. 133." Because of the complexities associated with transactions involving derivative instruments and their prevalent use as hedging instruments and, because of the difficulties associated with the implementation of Statement 133, the effective date of SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" was delayed until fiscal years beginning after June 15, 2000. SFAS No. 133, initially issued on June 15, 1998, requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, the type of hedge transaction. For fair-value hedge transactions in which Phoenix is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instrument will generally be offset in the income statement by changes in the hedged item's fair value. For cash-flow hedge transactions, in which Phoenix is hedging the variability of cashflows related to a variable-rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified as earnings in the period in which earnings are impacted by the variability of the cash flows of the hedged item. The ineffective portion of all hedges will be recognized in current period earnings.

     Phoenix has not yet determined the impact that the adoption of SFAS 133 will have on its earnings or statement of financial position.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     On January 1, 1999, Phoenix adopted Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance for assessments related to insurance activities. The adoption of SOP 97-3 did not have a material impact on Phoenix's results from operations or financial position.

     On January 1, 1999, Phoenix adopted SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 did not have a material impact on Phoenix's results from operations or financial position.

     On January 1, 1999, Phoenix adopted SOP 98-5, "Reporting on the Costs of Start-Up Activities." SOP 98-5 requires that start-up costs capitalized prior to January 1, 1999 should be written off and any future start-up costs be expensed as incurred. The adoption of SOP 98-5 did not have a material impact on Phoenix's results from operations or financial position.

3.  SIGNIFICANT TRANSACTIONS

  Discontinued operations

     During 1999, Phoenix discontinued the operations of three of its business units: the Reinsurance Operations, the Real Estate Management Operation and the Group Insurance Operations. Disclosures concerning the financial impact of these transactions are contained in Note 13--"Discontinued Operations."

  Property and casualty distribution operations

     On July 1, 1999, PM Holdings sold its property and casualty distribution business to Hilb, Rogal and Hamilton Company (HRH) for $48.1 million including $0.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in convertible debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. Phoenix also retains two board seats on HRH's board of directors. The pre-tax gain realized on the sale was $40.1 million. The HRH common stock is classified as equity in unconsolidated subsidiaries and the convertible debentures are classified as bonds in the Consolidated Balance Sheet. As of December 31, 1999 Phoenix owns 7% of the outstanding HRH common stock, 15% on a diluted basis.

  PFG Holdings, Inc.

     On October 29, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock convertible into a 67% interest in common stock for $5 million in cash. In addition, Phoenix has an option to purchase all the outstanding common stock during the sixth year subsequent to the acquisition at a value to 80% of the appraised value of the common stock at that time. As of December 31, 1999, this option had not been executed. Since Phoenix officers hold board voting control, the entity has been consolidated and a minority interest has been established for outside shareholder interests. The transaction resulted in goodwill of $3.8 million to be amortized over 10 years.

     PFG Holdings was formed to purchase three of The Guarantee Life Companies' operating subsidiaries: AGL Life Assurance Company, PFG Distribution Company and Philadelphia Financial Group. These subsidiaries develop, market and underwrite specialized private placement variable life and annuity products.

     AGL Life Assurance Company must maintain at least $10 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing at the purchase date of $11 million to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

  Emprendimiento Compartido, S.A. (EMCO)

     At January 1, 1999 PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest in the Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased 13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five year covenant not-to-compete. Payment for the stock will be made in three installments: $10.0 million, 180 days from closing; $10.0 million, 360 days from closing; and $9.5 million, 540 days from closing, all subject to interest of 7.06%. The covenant was paid at the time of closing.

     In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings ownership interest from 35% to 100% of the then outstanding stock.

     On November 12, 1999, PM Holdings sold 11.5 million shares (50% interest) of EMCO common stock for $40.0 million generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

     After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million which is being amortized over five years and goodwill of $12.0 million which is being amortized over ten years.

  Phoenix New England Trust

     On October 29, 1999, PM Holdings indirectly acquired 100% of the common stock of New London Trust, a banking subsidiary of Sun Life of Canada, for $30.0 million in cash. New London Trust, renamed Phoenix New England Trust, is a New Hampshire based federal savings bank that operates a trust division with assets under management of approximately $1 billion. Immediately following this acquisition, on November 1, 1999, PM Holdings sold the New London Trust's New Hampshire retail banking operations to Lake Sunapee Bank and Mascoma Savings Bank in New Hampshire and the Connecticut branches to Westbank Corporation, for a total of $25.2 million in cash. No gain or loss was recognized on this sale. PM Holdings retained the trust business and four trust offices of New London Trust, located in New Hampshire and Vermont.

  Lombard International Assurance, S.A.

     On November 5, 1999, PM Holdings purchased 12% of the common stock of Lombard International Assurance, S.A., a Pan-European financial services company, for $29.1 million in cash. Lombard provides investment-linked insurance products to high-net-worth individuals in ten European countries. This investment is carried at fair value, for which cost is a reasonable estimate, and is classified as equity securities in the Consolidated Balance Sheet.

  Phoenix Investment Partners, Ltd.

     On March 1, 1999, Phoenix Investment Partners acquired the retail mutual fund and closed-end fund business of the New York City based Zweig Group. Under the terms of the agreement, Phoenix Investment Partners paid $135.0 million at closing and will pay up to an additional $29.0 million over the next three years based on revenue growth of the Zweig funds. The excess of purchase price over the fair value of acquired net tangible assets of Zweig totaled $136.1 million. Of this excess purchase price, $77.2 million has been allocated to intangible assets, primarily associated with investment management contracts, which are being amortized using the straight-line method over an average estimated useful life of approximately 12 years. The remaining excess purchase price of $58.9 million has been classified as goodwill and is being amortized over 40 years

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY using the straight-line method. The Zweig Group managed approximately $3.3 billion of assets as of December 31, 1999.

     On December 3, 1998, Phoenix Investment Partners completed the sale of its 49% interest in Canadian investment firm Beutel, Goodman & Company, Ltd. for $47.0 million. Phoenix Investment Partners received $37.0 million in cash and a $10.0 million three-year interest bearing note. The transaction resulted in a pre-tax gain of approximately $17.5 million.

     Phoenix owns approximately 60% of the outstanding Phoenix Investment Partners' common stock. In addition, Phoenix owns 45% of Phoenix Investment Partners' convertible subordinated debentures which are eliminated through consolidation.

  Aberdeen Asset Management PLC

     On February 18, 1999, PM Holdings purchased an additional 15.1 million shares of the common stock of Aberdeen Asset Management for $29.4 million.

     As of December 31, 1999, PM Holdings owned 21% of the outstanding common stock of Aberdeen Asset Management, a Scottish asset management firm. The investment is reported on the equity basis and classified as equity in unconsolidated subsidiaries.

  Dividend scale reduction

     In consideration of the decline of interest rates in the financial markets, Phoenix's Board of Directors voted in October 1998 to adopt a reduced dividend scale, effective for dividends payable on or after January 1, 1999. Dividends for individual participating policies were reduced 60 basis points in most cases, an average reduction of approximately 8%. The effect was a decrease of approximately $15.7 million in the policyholder dividends expense in 1998. In October 1999, Phoenix's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000.

  Real estate sales

     On December 15, 1998, Phoenix sold 47 commercial real estate properties with a carrying value of $269.8 million, and 4 joint venture real estate partnerships with a carrying value of $10.5 million, for approximately $309 million in cash. This transaction, along with the sale of 18 other properties and partnerships during 1998, which had a carrying value of $36.7 million, resulted in pre-tax gains of approximately $67.5 million. As of December 31, 1999, Phoenix had 3 commercial real estate properties remaining with a carrying value of $42.9 million and 5 joint venture real estate partnerships with a carrying value of $49.1 million, and both are reported as real estate on the Consolidated Balance Sheet.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

4. INVESTMENTS

     Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:

  Debt and equity securities

     The amortized cost and fair value of investments in debt and equity securities as of December 31, 1999 were as follows:

                                                    GROSS        GROSS
                                      AMORTIZED   UNREALIZED   UNREALIZED
                                        COST        GAINS        LOSSES     FAIR VALUE
                                      ---------   ----------   ----------   ----------
                                                       (IN MILLIONS)
DEBT SECURITIES
HELD-TO-MATURITY:
State and political subdivision
  bonds.............................  $   27.6      $   .4      $  (1.0)     $   27.0
Foreign government bonds............       3.0          --          (.8)          2.2
Corporate securities................   1,813.7        12.9        (95.7)      1,730.9
Mortgage-backed and asset-backed
  securities........................     285.4         1.4        (19.2)        267.6
                                      --------      ------      -------      --------
  Total held-to-maturity
     securities.....................   2,129.7        14.7       (116.7)      2,027.7
  Less: held-to-maturity securities
     of discontinued operations.....     102.0          .7         (5.8)         96.9
                                      --------      ------      -------      --------
     Total held-to-maturity
       securities of continuing
       operations...................   2,027.7        14.0       (110.9)      1,930.8
                                      --------      ------      -------      --------
AVAILABLE-FOR-SALE:
U.S. government and agency bonds....     283.7         1.9         (6.5)        279.1
State and political subdivision
  bonds.............................     495.9         4.8        (21.8)        478.9
Foreign government bonds............     273.9        23.7         (4.0)        293.6
Corporate securities................   2,353.2        18.6       (102.8)      2,269.0
Mortgage-backed and asset-backed
  securities........................   2,977.1        17.9       (103.2)      2,891.8
                                      --------      ------      -------      --------
  Total available-for-sale
     securities.....................   6,383.8        66.9       (238.3)      6,212.4
  Less: available-for-sale
     securities of discontinued
     operations.....................     725.1         7.6        (27.1)        705.6
                                      --------      ------      -------      --------
     Total available-for-sale
       securities of continuing
       operations...................   5,658.7        59.3       (211.2)      5,506.8
                                      --------      ------      -------      --------
     Total debt securities of
       continuing operations........  $7,686.4      $ 73.3      $(322.1)     $7,437.6
                                      ========      ======      =======      ========
EQUITY SECURITIES...................  $  295.2      $168.1      $ (24.2)     $  439.1
  Less: equity securities of
     discontinued operations........       1.9          --           --           1.9
                                      --------      ------      -------      --------
  Total equity securities of
     continuing operations..........  $  293.3      $168.1      $ (24.2)     $  437.2
                                      ========      ======      =======      ========

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     The amortized cost and fair value of investments in debt and equity securities as of December 31, 1998 were as follows:

                                                    GROSS        GROSS
                                      AMORTIZED   UNREALIZED   UNREALIZED
                                        COST        GAINS        LOSSES     FAIR VALUE
                                      ---------   ----------   ----------   ----------
                                                       (IN MILLIONS)
DEBT SECURITIES
HELD-TO-MATURITY:
State and political subdivision
  bonds.............................  $   10.6      $   .6       $  (.1)     $   11.1
Foreign government bonds............       3.0          --          (.7)          2.3
Corporate securities................   1,733.3        98.9        (13.8)      1,818.4
Mortgage-backed and asset-backed
  securities........................     172.3         6.2           --         178.5
                                      --------      ------       ------      --------
  Total held-to-maturity
     securities.....................   1,919.2       105.7        (14.6)      2,010.3
  Less: held-to-maturity securities
     of discontinued operations.....     156.2         8.8         (1.2)        163.8
                                      --------      ------       ------      --------
     Total held-to-maturity
       securities of continuing
       operations...................   1,762.9        97.0        (13.4)      1,846.5
                                      --------      ------       ------      --------
AVAILABLE-FOR-SALE:
U.S. government and agency bonds....     497.1        34.5          (.4)        531.1
State and political subdivision
  bonds.............................     530.0        43.6          (.1)        573.5
Foreign government bonds............     294.0        28.8        (18.7)        304.1
Corporate securities................   1,993.7       110.5        (36.7)      2,067.6
Mortgage-backed and asset-backed
  securities........................   3,121.7       110.2        (14.6)      3,217.2
                                      --------      ------       ------      --------
  Total available-for-sale
     securities.....................   6,436.4       327.6        (70.5)      6,693.5
  Less: available-for-sale
     securities of discontinued
     operations.....................     679.0        34.6         (7.4)        706.1
                                      --------      ------       ------      --------
     Total available-for-sale
       securities of continuing
       operations...................   5,757.5       293.0        (63.1)      5,987.4
                                      --------      ------       ------      --------
     Total debt securities of
       continuing operations........  $7,520.4      $390.0       $(76.5)     $7,833.9
                                      ========      ======       ======      ========
EQUITY SECURITIES...................  $  223.9      $102.0       $(21.4)     $  304.5
  Less: equity securities of
     discontinued operations........       1.8          --           --           1.8
                                      --------      ------       ------      --------
  Total equity securities of
     continuing operations..........  $  222.1      $102.0       $(21.4)     $  302.7
                                      ========      ======       ======      ========

     The sale of fixed maturities held-to-maturity relate to certain securities, with amortized cost of $59.1 million, $19.6 million and $3.9 million, for the years ended December 31, 1997, 1998 and 1999, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. Net realized losses were $10.1 million, $0.8 million and $0.2 million in 1997, 1998 and 1999, respectively.

     The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 1999 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix may have the right to put or sell the obligations back to the issuers.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                       HELD-TO-MATURITY          AVAILABLE-FOR-SALE
                                    -----------------------    -----------------------
                                    AMORTIZED                  AMORTIZED
                                      COSTS      FAIR VALUE      COSTS      FAIR VALUE
                                    ---------    ----------    ---------    ----------
                                                      (IN MILLIONS)
Due in one year or less...........  $  118.2      $  117.0     $   43.2      $   43.5
Due after one year through five
  years...........................     583.1         564.2        534.4         532.7
Due after five years through ten
  years...........................     625.1         604.0      1,146.8       1,104.6
Due after ten years...............     517.9         474.9      1,682.3       1,639.8
Mortgage-backed and asset-backed
  securities......................     285.4         267.6      2,977.1       2,891.8
                                    --------      --------     --------      --------
Total.............................   2,129.7       2,027.7      6,383.8       6,212.4
Less: securities of discontinued
  operations......................     102.0          96.9        725.1         705.6
                                    --------      --------     --------      --------
Total securities of continuing
  operations......................  $2,027.7      $1,930.8     $5,658.7      $5,506.8
                                    ========      ========     ========      ========

     Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:

                                                              DECEMBER 31,
                                                          --------------------
                                                            1998        1999
                                                          --------    --------
                                                             (IN MILLIONS)
Planned amortization class..............................  $  433.7    $  168.0
Asset-backed............................................     910.6       956.9
Mezzanine...............................................     280.1       194.9
Commercial..............................................     641.5       735.2
Sequential pay..........................................     982.6     1,039.0
Pass through............................................     119.0        77.2
Other...................................................      22.0         6.0
                                                          --------    --------
Total mortgage-backed and asset-backed securities.......  $3,389.5    $3,177.2
                                                          ========    ========

  Mortgage loans and real estate

     Phoenix's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                     MORTGAGE LOANS      REAL ESTATE
                                                      DECEMBER 31,       DECEMBER 31,
                                                    ----------------    --------------
                                                     1998      1999     1998     1999
                                                    ------    ------    -----    -----
                                                              (IN MILLIONS)
Property type:
Office buildings..................................  $221.2    $183.9    $38.3    $30.5
Retail............................................   203.9     208.6     36.9     14.1
Apartment buildings...............................   261.9     252.9     21.6     41.7
Industrial buildings..............................   121.8      82.7      1.6       --
Other.............................................    19.1       3.0       --      8.9
Valuation allowances..............................   (30.6)    (14.3)    (6.4)    (3.2)
                                                    ------    ------    -----    -----
Total.............................................  $797.3    $716.8    $92.0    $92.0
                                                    ======    ======    =====    =====
Geographic region:
Northeast.........................................  $169.4    $149.3    $47.7    $59.6
Southeast.........................................   213.9     198.6       --       --
North central.....................................   176.7     164.1     11.5       .7
South central.....................................    98.9     105.1     22.7     21.2
West..............................................   169.0     114.0     16.5     13.7
Valuation allowances..............................   (30.6)    (14.3)    (6.4)    (3.2)
                                                    ------    ------    -----    -----
Total.............................................  $797.3    $716.8    $92.0    $92.0
                                                    ======    ======    =====    =====

     At December 31, 1999, scheduled mortgage loan maturities were as follows:
2000 - $92 million; 2001 - $87 million; 2002 - $32 million; 2003 - $109 million;
2004 - $38 million; 2005 - $35 million, and $338 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix refinanced $2.3 million and $6.7 million of its mortgage loans during 1998 and 1999, respectively, based on terms which differed from those granted to new borrowers.

     The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 1998 and 1999 is $17.2 million and $6.0 million, respectively. There are valuation allowances of $14.7 million and $5.4 million, respectively, on these mortgages.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

  Investment valuation allowances

     Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheet and changes thereto were as follows:

                                 BALANCE AT                                BALANCE AT
                                 JANUARY 1,    ADDITIONS    DEDUCTIONS    DECEMBER 31,
                                 ----------    ---------    ----------    ------------
                                                     (IN MILLIONS)
1999
Mortgage loans.................    $30.6         $ 9.7        $(26.0)        $14.3
Real estate....................      6.4            .2          (3.4)          3.2
                                   -----         -----        ------         -----
Total..........................    $37.0         $ 9.9        $(29.4)        $17.5
                                   =====         =====        ======         =====
1998
Mortgage loans.................    $35.8         $50.6        $(55.8)        $30.6
Real estate....................     28.5           5.1         (27.2)          6.4
                                   -----         -----        ------         -----
Total..........................    $64.3         $55.7        $(83.0)        $37.0
                                   =====         =====        ======         =====
1997
Mortgage loans.................    $48.4         $ 6.7        $(19.3)        $35.8
Real estate....................     47.5           4.2         (23.2)         28.5
                                   -----         -----        ------         -----
Total..........................    $95.9         $10.9        $(42.5)        $64.3
                                   =====         =====        ======         =====

  Non-income producing mortgage loans and bonds

     The net carrying values of non-income producing mortgage loans were $15.6 million and $0.0 million at December 31, 1998 and 1999, respectively. The net carrying value of non-income producing bonds were $22.3 million and $0.0 million at December 31, 1998 and 1999, respectively.

  Venture capital partnerships

     Phoenix invests as a limited partner in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries, as well as direct equity investments in leveraged buyouts and corporate acquisitions.

     Phoenix records its equity in the earnings of these partnerships in net investment income.

     The components of net investment income due to venture capital partnerships for the year ended December 31, were as follows:

                                                     1997     1998      1999
                                                     -----    -----    ------
                                                          (IN MILLIONS)
Operating losses...................................  $(2.1)   $(2.7)   $ (8.9)
Realized gains on cash and stock distributions.....   31.3     23.3      84.7
Net unrealized gains on investments held in the
  partnerships.....................................    4.5     19.0      64.1
                                                     -----    -----    ------
Total venture capital partnership net investment
  income...........................................  $33.7    $39.6    $139.9
                                                     =====    =====    ======

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

  Other invested assets

     Other invested assets were as follows:

                                                               DECEMBER 31,
                                                             ----------------
                                                              1998      1999
                                                             ------    ------
                                                              (IN MILLIONS)
Transportation and equipment leases........................  $ 80.9    $ 82.1
Affordable housing partnerships............................    10.8      22.2
Investment in other affiliates.............................    12.7      12.4
Seed money in separate accounts............................    26.6      33.3
Other partnership interests................................    22.7      42.0
                                                             ------    ------
Total other invested assets................................   153.7     192.0
Less: other invested assets of discontinued operations.....     4.5       4.0
                                                             ------    ------
Total other invested assets of continuing operations.......  $149.2    $188.0
                                                             ======    ======

  Net investment income

     The components of net investment income for the year ended December 31, were as follows:

                                                   1997      1998       1999
                                                  ------    ------    --------
                                                         (IN MILLIONS)
Debt securities.................................  $509.7    $598.9    $  641.1
Equity securities...............................     4.3       6.5         7.9
Mortgage loans..................................    85.6      83.1        66.3
Policy loans....................................   122.6     146.5       149.0
Real estate.....................................    18.9      38.3         9.7
Leveraged leases................................     2.7       2.8         2.2
Venture capital partnerships....................    33.7      39.6       139.9
Other invested assets...........................     1.6       2.0        (1.5)
Short-term investments..........................    18.8      23.8        22.6
                                                  ------    ------    --------
     Sub-total..................................   797.9     941.5     1,037.2
Less: investment expenses.......................    14.1      14.0        13.0
                                                  ------    ------    --------
Net investment income...........................   783.8     927.5     1,024.2
Less: net investment income of discontinued
  operations....................................    60.5      65.3        67.4
                                                  ------    ------    --------
     Total net investment income of continuing
       operations...............................  $723.3    $862.2    $  956.8
                                                  ======    ======    ========

     Investment income of $2.7 million was not accrued on certain delinquent mortgage loans and defaulted bonds at December 31, 1999. Phoenix does not accrue interest income on impaired mortgage loans and impaired bonds when the likelihood of collection is doubtful. See Note 2--"Summary of Significant Accounting Policies--Valuation of investment" for further information on mortgage loan and bond impairment.

     The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $40.8 million and $36.5

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY million at December 31, 1998 and 1999, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $5.3 million, $4.9 million and $4.1 million in 1997, 1998 and 1999, respectively. Actual interest income on these loans included in net investment income was $3.8 million, $4.0 million and $3.5 million in 1997, 1998 and 1999, respectively.

  Investment gains and losses

     Net unrealized gains and (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                   1997      1998       1999
                                                  ------    ------    --------
                                                         (IN MILLIONS)
Debt securities.................................  $112.2    $ (7.0)   $ (428.5)
Equity securities...............................    74.5     (91.9)       63.2
Deferred policy acquisition costs...............   (80.6)      6.7       260.3
Deferred income taxes...........................    38.1     (32.3)      (36.7)
                                                  ------    ------    --------
Net unrealized investment gains (losses) on
  securities available-for-sale.................  $ 68.0    $(59.9)   $  (68.3)
                                                  ======    ======    ========

     Realized investment gains and losses for the year ended December 31, were as follows:

                                                   1997      1998       1999
                                                  ------    ------    --------
                                                         (IN MILLIONS)
Debt securities.................................  $ 19.3    $ (4.3)   $  (20.4)
Equity securities...............................    26.3      11.9        16.6
Mortgage loans..................................     3.8      (6.9)       18.5
Real estate.....................................    44.7      67.5         2.9
Sale of property and casualty subsidiary........      --        --        40.1
Other invested assets...........................    17.3      (4.6)       18.5
                                                  ------    ------    --------
Net realized investment gains...................   111.4      63.6        76.2
Less: net realized investment gains from
  discontinued operations.......................      .4       5.4          .4
                                                  ------    ------    --------
Net realized investment gains from continuing
  operations....................................  $111.0    $ 58.2    $   75.8
                                                  ======    ======    ========

     The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:

                                                   1997      1998       1999
                                                  ------    ------    --------
                                                         (IN MILLIONS)
Proceeds from disposals.........................  $821.3    $912.7    $1,106.9
Gross gains on sales............................  $ 28.0    $ 17.4    $   21.8
Gross losses on sales...........................  $  5.3    $ 33.6    $   39.1

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

5. GOODWILL AND OTHER INTANGIBLE ASSETS

     Goodwill and other intangible assets were as follows:

                                                               DECEMBER 31,
                                                             ----------------
                                                              1998      1999
                                                             ------    ------
                                                              (IN MILLIONS)
Phoenix Investment Partners gross amounts:
  Goodwill.................................................  $321.8    $384.6
  Investment management contracts..........................   169.0     236.0
  Non-compete covenant.....................................     5.0       5.0
  Other....................................................      .5      10.9
                                                             ------    ------
Totals.....................................................   496.3     636.5
                                                             ------    ------
Other gross amounts:
  Goodwill.................................................    71.4      32.6
  Client listings..........................................    48.1        --
  Intangible asset related to pension plan benefits........    16.2      11.7
  Other....................................................      .7       1.2
                                                             ------    ------
Totals.....................................................   136.4      45.5
                                                             ------    ------
Total gross goodwill and other intangible assets...........   632.7     682.0
Accumulated amortization -- Phoenix Investment Partners....   (49.6)    (79.9)
Accumulated amortization -- other..........................   (63.0)     (8.8)
                                                             ------    ------
Total net goodwill and other intangible assets.............  $520.1    $593.3
                                                             ======    ======

     In 1999, Phoenix wrote off $2.6 million of goodwill associated with its acquisition of Phoenix National Life Insurance Company in 1998 and $2.0 million associated with an acquisition of Phoenix New England Trust in 1999.

6. EQUITY IN UNCONSOLIDATED SUBSIDIARIES

     Equity in unconsolidated subsidiaries were as follows:

                                                               DECEMBER 31,
                                                              --------------
                                                              1998     1999
                                                              -----    -----
                                                              (IN MILLIONS)
EMCO of Argentina...........................................  $10.7    $13.4
Aberdeen Asset Management...................................   34.7     61.6
Hilb, Rogal and Hamilton Company............................     --     16.2
                                                              -----    -----
Total equity in unconsolidated subsidiaries.................  $45.4    $91.2
                                                              =====    =====

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

  Equity in earnings of unconsolidated subsidiaries

     The components of equity in earnings of unconsolidated subsidiaries for the year ended December 31, were as follows:

                                                     DECEMBER 31,
                                          ----------------------------------
                                           1997         1998         1999
                                          -------    ----------    ---------
                                                    (IN MILLIONS)
EMCO of Argentina.......................  $    --    $     (1.4)   $     1.1
Aberdeen Asset Management...............       .6           1.2          2.9
Hilb, Rogal and Hamilton Company........       --            --           .7
                                          -------    ----------    ---------
Total equity in earnings of
  unconsolidated subsidiaries before
  income taxes..........................       .6           (.2)         4.7
Income taxes............................       .2           (.1)         1.6
                                          -------    ----------    ---------
Total equity in earnings of
  unconsolidated subsidiaries...........  $    .4    $      (.1)   $     3.1
                                          =======    ==========    =========

7. DERIVATIVE INSTRUMENTS

     Derivative instruments at December 31, are summarized below:

                                       1998                 1999
                                 -----------------    -----------------
                                             (IN MILLIONS)
Asset hedges
Foreign currency swaps:
  Notional amount..............  $              --    $             8.1
  Weighted average received
     rate......................                 --                12.04%
  Weighted average paid rate...                 --                10.00%
  Fair value...................  $              --    $              .2

Interest rate swaps:
  Notional amount..............  $            43.0    $            43.0
  Weighted average received
     rate......................               7.51%                7.51%
  Weighted average paid rate...               5.40%                6.14%
  Fair value...................  $             4.6    $              .4

Liability hedges
Swaptions:
  Notional amount..............  $              --    $         1,600.0
  Weighted average strike
     rate......................                 --                 5.02%
  Index rate(1)................                 --           10 Yr. CMS
  Fair value...................  $              --    $            (8.2)

Interest rate floors:
  Notional amount..............  $           570.0    $         1,210.0
  Weighted average strike
     rate......................               4.59%                4.57%
  Index rate(1)................       5-10 Yr. CMT      2-10Yr. CMT/CMS
  Fair value...................  $             1.4    $            (7.5)

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                       1998                 1999
                                 -----------------    -----------------
                                             (IN MILLIONS)
Interest rate swaps:
  Notional amount..............  $           381.6    $           431.0
  Weighted average received
     rate......................               6.13%                6.22%
  Weighted average paid rate...               5.87%                6.09%
  Fair value...................  $             6.4    $             1.1

Interest rate caps:
  Notional amount..............  $            50.0    $            50.0
  Weighted average strike
     rate......................               7.95%                7.95%
  Index rate(1)................         10 Yr. CMT           10 Yr. CMT
  Fair value...................  $             (.1)   $             (.8)

------------
(1) Constant maturity treasury yields (CMT) and constant maturity swap yields
    (CMS).

     The increase in net investment income related to interest rate swap contracts was $2.1 million and $1.0 million for the years ended December 31, 1998 and 1999, respectively. The decrease in net investment income related to interest rate floor, interest rate cap and swaption contracts was $0.2 million and $2.3 million for the years ended December 31, 1998 and 1999, respectively, representing quarterly premium payments on these instruments which are being paid over the life of the contracts. The estimated fair value of these instruments represent what Phoenix would have to pay or receive if the contracts were terminated.

     Phoenix is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of the Phoenix does not expect counterparties to fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date.

     Management of Phoenix considers the likelihood of any material loss on these instruments to be remote.

8. NOTES PAYABLE

                                                               DECEMBER 31,
                                                             ----------------
                                                              1998      1999
                                                             ------    ------
                                                              (IN MILLIONS)
Short-term debt............................................  $ 20.5    $ 21.6
Bank borrowings, blended rate 6.7%, due in varying amounts
  to 2004..................................................   207.0     260.3
Notes payable..............................................     5.4       1.1
Subordinated debentures, 6% due 2015.......................    41.4      41.4
Surplus notes, 6.95%, due 2006.............................   175.0     175.0
                                                             ------    ------
Total notes payable........................................  $449.3    $499.4
                                                             ======    ======

     Phoenix has several lines of credits established with major commercial banks. The first facility has a $100 million line of credit maturing October 3, 2001. Drawdowns may be executed in domestic U.S. dollars or Eurodollars. Domestic dollar loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus .5%. Eurodollar loans bear interest at a LIBOR based rate that varies depending on the Eurodollar Reserve Percentage. The credit agreement contains customary financial and operating covenants. At December 31, 1999, Phoenix had no outstanding borrowings under this agreement.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     The second facility has a $100.0 million line that matures November 1, 2001. Loans bear interest at Bank of New York's commercial prime rate or certificate of deposit rate plus .285%. The agreement contains customary financial and operating covenants. At December 31, 1999, Phoenix had no outstanding borrowing under this agreement.

     The third facility has a L20.0 million line that matures on July 11, 2001. Loans under this facility bear interest at LIBOR plus .17%. The credit agreement contains customary financial and operating covenants. At December 31,1999 Phoenix had $25.3 million outstanding under this agreement.

     The fourth facility has a $200.0 million line that matures August 2002. Loans under this facility have variable rates with a choice of certificate of deposit, Eurodollar or the banks' base lending rate. The credit agreement contains customary financial and operating covenants. As of December 31, 1999, Phoenix had $200.0 million outstanding under this agreement.

     The fifth facility is a $175.0 million line maturing in March 2004. Loans under this facility have variable rates with a choice of certificate of deposit, Eurodollar or the banks' base lending rate. The credit agreement contains customary financial and operating covenants. As of December 31, 1999 Phoenix had $35.0 million outstanding under this agreement.

     In November 1996, Phoenix issued $175 million principal amount of 6.95% surplus notes due December 1, 2006. Each payment of interest on principal of the notes requires the prior approval of the Superintendent of Insurance of the State of New York, and may be made only out of surplus funds which the Superintendent determines to be available for such payment under the New York Insurance Law. As of December 31, 1999, Phoenix had $175 million in surplus notes outstanding.

     As of December 31, 1999 Phoenix had outstanding $41.4 million principal amount of 6% convertible subordinated debentures due 2015, issued by PXP and held by outside third parties. PXP issued these debentures in April 1998 in exchange for all outstanding shares of its Series A convertible exchangeable preferred stock. Each $25.00 principal amount of these debentures is convertible into 3.11 shares of PXP common stock at any time upon the holder's election and the debentures may be redeemed by PXP, in whole or in part at any time upon 15 days' notice beginning November 1, 2000.

     Additionally, Phoenix has access to several other, smaller credit lines. The total unused credit was $369.0 million at December 31, 1999. Interest rates ranged from 5.26% to 7.48% in 1999.

     Maturities of other indebtedness are as follows: 2000--$21.6 million; 2001--$26.0 million; 2002--$200.0 million; 2003--$0.0 million; 2004--$35.0 million; 2005 and thereafter--$216.8 million.

     Interest expense was $28.0 million, $29.8 million and $34.0 million for the years ended December 31, 1997, 1998 and 1999, respectively.

9. INCOME TAXES

     A summary of income taxes (benefits) applicable to income before income taxes and minority interest for the year ended December 31, was as follows:

                                                     1997     1998      1999
                                                     -----    -----    ------
                                                          (IN MILLIONS)
Income taxes
  Current..........................................  $29.0    $50.5    $113.7
  Deferred.........................................    5.1      6.4     (13.4)
                                                     -----    -----    ------
Total..............................................  $34.1    $56.9    $100.3
                                                     =====    =====    ======

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the tax effects of each for the year ended December 31, were as follows (in millions, aside from the percentages):

                                1997                    1998                    1999
                        --------------------    --------------------    --------------------
                        (IN MILLIONS)     %     (IN MILLIONS)     %     (IN MILLIONS)     %
                        -------------    ---    -------------    ---    -------------    ---
Income tax expense at
  statutory rate......     $ 58.5         35%       $55.8         35%      $ 94.4         35%
Dividend received
  deduction and tax-
  exempt interest.....       (1.7)        (1)        (3.3)        (2)        (3.0)        (1)
Audit adjustments.....      (10.5)        (6)          --         --           --         --
Other, net............         .9         --          4.4          3         (2.7)        (1)
                           ------        ---        -----        ---       ------        ---
                             47.2         28         56.9         36         88.7         33
Differential earnings
  (equity tax)........      (13.1)        (8)          --         --         11.6          4
                           ------        ---        -----        ---       ------        ---
Income taxes..........     $ 34.1         20%       $56.9         36%      $100.3         37%
                           ======        ===        =====        ===       ======        ===

     The tax benefit of $13.1 million resulted from an adjustment to the 1996 accrual for the DER. Phoenix estimated the DER for tax year 1996 would be 3%. In 1997, the IRS announced the actual DER for tax year 1996 was 0%.

     The net deferred income tax liability represents the tax effects of temporary differences attributable to the consolidated tax return group. The components were as follows:

                                                              DECEMBER 31,
                                                           ------------------
                                                            1998       1999
                                                           -------    -------
                                                             (IN MILLIONS)
Deferred policy acquisition costs........................  $ 294.9    $ 282.7
Unearned premium/deferred revenue........................   (139.3)    (135.1)
Impairment reserves......................................    (23.1)     (15.6)
Pension and other postretirement benefits................    (57.7)     (68.9)
Investments..............................................    122.0      177.2
Future policyholder benefits.............................   (151.2)    (181.2)
Other....................................................     28.4        4.7
                                                           -------    -------
                                                              74.0       63.8
Net unrealized investment gains..........................     42.3       23.6
Minimum pension liability................................     (3.4)      (4.1)
                                                           -------    -------
Deferred income tax liability, net.......................  $ 112.9    $  83.3
                                                           =======    =======

     Gross deferred income tax assets totaled $375 million and $405 million at December 31, 1998 and 1999, respectively. Gross deferred income tax liabilities totaled $488 million and $488 million at December 31, 1998 and 1999, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 1998 and 1999 will be realized.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

10.  PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

  Pension plans

     Phoenix has a multi-employer, non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

     Components of net periodic pension cost for the years ended December 31, were as follows:

                                                            1997      1998      1999
                                                           ------    ------    ------
                                                                 (IN MILLIONS)
Components of net periodic benefit cost
  Service cost...........................................  $ 10.3    $ 11.0    $ 11.9
  Interest cost..........................................    22.7      23.0      24.7
  Curtailments...........................................      --        --      21.6
  Expected return on plan assets.........................   (22.1)    (25.1)    (28.5)
  Amortization of net transition asset...................    (2.4)     (2.4)     (2.4)
  Amortization of prior service cost.....................     1.8       1.8       1.8
  Amortization of net (gain) loss........................      --      (1.2)     (2.7)
                                                           ------    ------    ------
  Net periodic benefit cost..............................  $ 10.3    $  7.1    $ 26.4
                                                           ======    ======    ======

     In 1999, Phoenix offered a special retirement program under which qualified participants' benefits under the employee pension plan were enhanced by adding five years to age and five years to pension plan service. Of the 320 eligible employees, 146 accepted the special retirement program. As a result of the special retirement program, Phoenix recorded an additional pension expense of $21.6 million for the year ended December 31, 1999.

     The aggregate change in projected benefit obligation, change in plan assets, and funded status of the plan were as follows:

                                                              DECEMBER 31,
                                                            -----------------
                                                             1998      1999
                                                            ------    -------
                                                              (IN MILLIONS)
Change in projected benefit obligation
  Projected benefit obligation at beginning of year.......  $335.4    $ 353.5
  Service cost............................................    11.0       11.9
  Interest cost...........................................    23.0       24.7
  Plan amendments.........................................      --       23.9
  Curtailments............................................      --       (6.4)
  Actuarial loss..........................................     2.0       (4.9)
  Benefit payments........................................   (17.9)     (19.8)
                                                            ------    -------
  Benefit obligation at end of year.......................  $353.5    $ 382.9
                                                            ------    -------
Change in plan assets
  Fair value of plan assets at beginning of year..........  $321.6    $ 364.9

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                              DECEMBER 31,
                                                            -----------------
                                                             1998      1999
                                                            ------    -------
                                                              (IN MILLIONS)
  Actual return on plan assets............................    58.2       79.0
  Employer contributions..................................     3.0        3.9
  Benefit payments........................................   (17.9)     (19.8)
                                                            ------    -------
  Fair value of plan assets at end of year................  $364.9    $ 428.0
                                                            ------    -------
  Funded status of the plan...............................  $ 11.5    $  45.0
  Unrecognized net transition asset.......................   (14.2)     (11.8)
  Unrecognized prior service cost.........................    16.1       11.7
  Unrecognized net gain...................................   (76.0)    (130.0)
                                                            ------    -------
  Net amount recognized...................................  $(62.6)   $ (85.1)
                                                            ======    =======
Amounts recognized in the Consolidated Balance Sheet
  consist of:
  Accrued benefit liability...............................  $(88.4)   $(108.7)
  Intangible asset........................................    16.2       11.7
  Accumulated other comprehensive income..................     9.6       11.9
                                                            ------    -------
                                                            $(62.6)   $ (85.1)
                                                            ======    =======

     At December 31, 1998 and 1999, the non-qualified plan was not funded and had projected benefit obligations of $57.2 million and $72.3 million, respectively. The accumulated benefit obligations as of December 31, 1998 and 1999 related to this plan were $48.4 million and $60.1 million, respectively, and are included in other liabilities.

     Phoenix recorded, as a reduction of equity, an additional minimum pension liability of $6.2 million and $7.7 million, net of income taxes, at December 31, 1998 and 1999, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the non-qualified plan. Phoenix has also recorded an intangible asset of $16.2 million and $11.7 million as of December 31, 1998 and 1999 related to the non-qualified plan.

     The discount rate used in determining the actuarial present value of the projected benefit obligation was 7.0% and 7.5% for 1998 and 1999, respectively. The discount rate assumption for 1999 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation was 4.0% and 4.5% for 1998 and 1999, respectively. The expected long-term rate of return on retirement plan assets was 8.0% in 1998 and 1999.

     The assets within the pension plan include corporate and government debt securities, equity securities, real estate, venture capital partnerships, and shares of mutual funds.

     Phoenix also sponsors savings plans for its employees and agents that are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to certain limitations, to the plans. Phoenix contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1997, 1998 and 1999 were $3.8 million, $4.1 million and $4.0 million, respectively.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

  Other postretirement benefit plans

     In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

     Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

     The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:

                                                      1997     1998     1999
                                                      -----    -----    -----
                                                           (IN MILLIONS)
Components of net periodic benefit cost
  Service cost......................................  $ 3.1    $ 3.4    $ 3.3
  Interest cost.....................................    4.4      4.6      4.6
  Curtailments......................................     --       --      5.5
  Amortization of net gain..........................   (1.4)    (1.2)    (1.6)
                                                      -----    -----    -----
  Net periodic benefit cost.........................  $ 6.1    $ 6.8    $11.8
                                                      =====    =====    =====

     As a result of the special retirement program, Phoenix recorded an additional postretirement benefit expense of $5.5 million for the year ended December 31, 1999.

     The plan's change in projected benefit obligation, change in plan assets, and funded status were as follows:

                                                              DECEMBER 31,
                                                            -----------------
                                                             1998      1999
                                                            ------    -------
                                                              (IN MILLIONS)
Change in projected postretirement benefit obligation
  Projected benefit obligation at beginning of year.......  $ 66.6    $  70.9
  Service cost............................................     3.4        3.3
  Interest cost...........................................     4.6        4.6
  Plan amendments.........................................      --        5.8
  Curtailments............................................      --        (.3)
  Actuarial loss (gain)...................................      .4       (8.6)
  Benefit payments........................................    (4.1)      (4.5)
                                                            ------    -------
  Projected benefit obligation at end of year.............    70.9       71.2
                                                            ------    -------
Change in plan assets
  Employer contributions..................................     4.1        4.5
  Benefit payments........................................    (4.1)      (4.5)
                                                            ------    -------
  Fair value of plan assets at end of year................      --         --
                                                            ------    -------
Funded status of the plan.................................   (70.9)     (71.2)
Unrecognized net gain.....................................   (26.5)     (33.5)
                                                            ------    -------
  Accrued benefit liability...............................  $(97.4)   $(104.7)
                                                            ======    =======

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     The discount rate used in determining the accumulated postretirement benefit obligation was 7.0% and 7.5% at December 31, 1998 and 1999, respectively.

     For purposes of measuring the accumulated postretirement benefit obligation the health care costs were assumed to increase 8.5% and 7.5% in 1998 and 1999, respectively, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter.

     The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $4.3 million and the annual service and interest cost by $0.6 million, before income taxes. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $4.1 million and the annual service and interest cost by $0.5 million, before income taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

  Other postemployment benefits

     Phoenix recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Other postemployment benefit expenses were $0.4 million for 1997, ($0.5) million for 1998 and $0.5 million for 1999.

11.  COMPREHENSIVE INCOME

     The components of, and related income tax effects for, other comprehensive income for the years ended December 31, were as follows:

                                                   1997      1998      1999
                                                  ------    ------    -------
                                                         (IN MILLIONS)
Unrealized gains (losses) on securities
  available-for-sale:
  Before-tax amount.............................  $151.2    $(72.3)   $(102.8)
  Income tax expense (benefit)..................    53.0     (25.4)     (36.0)
                                                  ------    ------    -------
  Totals........................................    98.2     (46.9)     (66.8)
                                                  ------    ------    -------
Reclassification adjustment for net gains
  realized in net income:
  Before-tax amount.............................   (46.5)    (20.0)      (2.2)
  Income tax (benefit)..........................   (16.3)     (7.0)       (.7)
                                                  ------    ------    -------
  Totals........................................   (30.2)    (13.0)      (1.5)
                                                  ------    ------    -------
Net unrealized gains (losses) on securities
  available-for-sale:
  Before-tax amount.............................   104.7     (92.3)    (105.0)
  Income tax expense (benefit)..................    36.7     (32.4)     (36.7)
                                                  ------    ------    -------
  Totals........................................    68.0     (59.9)     (68.3)
                                                  ------    ------    -------
Minimum pension liability adjustment:
  Before-tax amount.............................    (3.2)     (2.3)      (2.3)
  Income tax (benefit)..........................    (1.1)      (.8)       (.8)
                                                  ------    ------    -------
  Totals........................................  $ (2.1)   $ (1.5)   $  (1.5)
                                                  ======    ======    =======

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                    1997      1998      1999
                                                   ------    ------    ------
                                                         (IN MILLIONS)
Net unrealized (losses) gains on securities
  available-for-sale:
  Balance, beginning of year.....................  $ 92.4    $160.4    $100.5
  Change during period...........................    68.0     (59.9)    (68.3)
                                                   ------    ------    ------
  Balance, end of year...........................   160.4     100.5      32.2
                                                   ------    ------    ------
Minimum pension liability adjustment:
  Balance, beginning of year.....................    (2.6)     (4.7)     (6.2)
  Change during period...........................    (2.1)     (1.5)     (1.5)
                                                   ------    ------    ------
  Balance, end of year...........................    (4.7)     (6.2)     (7.7)
                                                   ------    ------    ------
Accumulated other comprehensive income:
  Balance, beginning of year.....................    89.8     155.7      94.3
  Change during period...........................    65.9     (61.4)    (69.8)
                                                   ------    ------    ------
  Balance, end of year...........................  $155.7    $ 94.3    $ 24.5
                                                   ======    ======    ======

12.  SEGMENT INFORMATION

     Phoenix offers a wide range of financial products and services. These businesses are managed within four reportable segments: (i) Life and Annuity,
(ii) Investment Management, (iii) Venture Capital, and (iv) Corporate and Other. These reportable segments are managed in this fashion because they either provide different products or services, are subject to different regulation, require different strategies or have different distribution systems.

     The Life and Annuity segment includes the individual life insurance and annuity products including participating whole life, universal life, variable life, term life and variable annuities.

     The Investment Management segment includes retail and institutional mutual fund management and distribution including managed accounts, open-end funds and closed-end funds.

     The Venture Capital segment includes our equity share in the operating income and the realized and unrealized investment gains of Phoenix's venture capital partnership investments.

     Corporate and Other contains several smaller subsidiaries and investment activities which do not meet the thresholds of reportable segments as defined in SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information." They include international operations and the runoff of our group pension and guaranteed investment contract businesses.

     The majority of Phoenix's revenue is derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed ten percent of total consolidated revenues.

     The accounting policies of the segments are the same as those described in
Note 2--"Summary of Significant Accounting Policies." Phoenix evaluates segment performance on the basis of segment after-tax operating income. Realized investment gains and some non-recurring items are excluded because they are not considered by management when evaluating the financial performance of the segments. The size and timing of realized investment gains are often subject to management's discretion. The non-recurring items are removed

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY from segment after-tax operating income if, in management's opinion, they are not indicative of overall operating trends. While some of these items may be significant components of our GAAP net income, we believe that segment after-tax operating income is an appropriate measure that represents the net income attributable to the ongoing operations of the business. Segment after-tax operating income is not a substitute for net income determined in accordance with GAAP, and may be different from similarly titled measures of other companies. Some non-recurring items in the segments are reported as unallocated items and include expenses associated with an early retirement program, demutualization expenses, surplus tax and various non-recurring expenses related to the Investment Management segment including restructuring charges, a portfolio loss reimbursement and subsequent insurance recovery and a litigation settlement. Capital is allocated to Investment Management on a historical cost basis and to insurance products based on 200% of company action level risked based capital. Net investment income is allocated based on the assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations using time studies and other allocation methodologies. See Note 10--"Pension and Other Postretirement and Postemployment Benefit Plans."

     The following tables provide certain information with respect to Phoenix's operating segments as of and for each of the years ended December 31, 1997, 1998 and 1999, as well as amounts not allocated to the segments as described previously.

                                                       DECEMBER 31,
                                            -----------------------------------
                                              1997         1998         1999
                                            ---------    ---------    ---------
                                                       (IN MILLIONS)
Total assets:
Life and Annuity..........................  $15,711.3    $16,930.5    $18,025.7
Investment Management.....................      647.9        591.9        747.4
Venture Capital...........................      119.8        191.2        338.1
Corporate and Other.......................    1,169.9        777.4        976.1
Discontinued operations...................      260.6        298.7        187.6
                                            ---------    ---------    ---------
     Total................................  $17,909.5    $18,789.7    $20,274.9
                                            =========    =========    =========
Deferred policy acquisition costs:
Life and Annuity..........................  $ 1,016.3    $ 1,049.9    $ 1,306.7
                                            =========    =========    =========

                                                       DECEMBER 31,
                                            -----------------------------------
                                              1997         1998         1999
                                            ---------    ---------    ---------
                                                       (IN MILLIONS)
Policy liabilities and accruals
Life and Annuity..........................  $10,049.3    $10,441.9    $10,771.4
Corporate and Other.......................      143.2        136.7        128.4
                                            ---------    ---------    ---------
     Total................................  $10,192.5    $10,578.6    $10,899.8
                                            =========    =========    =========
Policyholder deposit funds
Life and Annuity..........................  $   534.4    $   510.7    $   521.9
Corporate and Other.......................       26.0         21.0         16.3
                                            ---------    ---------    ---------
     Total................................  $   560.4    $   531.7    $   538.2
                                            =========    =========    =========

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                       DECEMBER 31,
                                            -----------------------------------
                                              1997         1998         1999
                                            ---------    ---------    ---------
                                                       (IN MILLIONS)
Premiums
Life and Annuity..........................  $ 1,087.7    $ 1,175.8    $ 1,175.7
                                            ---------    ---------    ---------
     Total................................    1,087.7      1,175.8      1,175.7
                                            ---------    ---------    ---------
Insurance and investment product fees
Life and Annuity..........................      174.1        251.0        281.5
Investment Management.....................      168.0        225.3        284.3
Corporate and Other.......................       77.0         83.5         42.2
Unallocated amounts.......................         --           --         (5.9)
Less: inter-segment revenues..............      (16.3)       (19.6)       (23.7)
                                            ---------    ---------    ---------
     Total................................      402.8        540.2        578.4
                                            ---------    ---------    ---------
Net investment income
Life and Annuity..........................      640.5        768.8        768.3
Investment Management.....................         --           --          3.1
Venture Capital...........................       33.7         39.6        139.9
Corporate and Other.......................       40.6         44.4         35.0
Add: inter-segment investment expenses....        8.5          9.4         10.5
                                            ---------    ---------    ---------
     Total................................      723.3        862.2        956.8
                                            ---------    ---------    ---------
Policy benefits and dividends
Life and Annuity..........................    1,522.1      1,743.6      1,723.6
Corporate and Other.......................       23.4         17.8         10.0
                                            ---------    ---------    ---------
     Total................................    1,545.5      1,761.4      1,733.6
                                            ---------    ---------    ---------
Amortization of deferred policy
  acquisition costs
Life and Annuity..........................      102.6        137.6        146.6
                                            ---------    ---------    ---------
     Total................................      102.6        137.6        146.6
                                            ---------    ---------    ---------
Amortization of goodwill and intangibles
Life and Annuity..........................         .2           .8          6.7
Investment Management.....................        9.1         22.0         30.3
Corporate and Other.......................       26.0          6.0          3.1
                                            ---------    ---------    ---------
     Total................................       35.3         28.8         40.1
                                            ---------    ---------    ---------
Interest expense
Investment Management.....................        5.2         11.5         16.8
Corporate and Other.......................       22.8         18.3         17.2
                                            ---------    ---------    ---------
     Total................................  $    28.0    $    29.8    $    34.0
                                            ---------    ---------    ---------

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                       DECEMBER 31,
                                            -----------------------------------
                                              1997         1998         1999
                                            ---------    ---------    ---------
                                                       (IN MILLIONS)
Other operating expenses
Life and Annuity..........................  $   219.1    $   256.4    $   276.4
Investment Management.....................      120.3        149.1        187.0
Corporate and Other.......................      111.4        122.8         84.7
Unallocated amounts.......................        3.0          1.3         28.1
Less: inter-segment expenses..............       (7.8)       (10.2)       (13.2)
                                            ---------    ---------    ---------
     Total................................      446.0        519.4        563.0
                                            ---------    ---------    ---------
Operating income before income taxes,
  minority interest and equity in earnings
  of unconsolidated subsidiaries
Life and Annuity..........................       58.3         57.2         72.2
Investment Management.....................       33.4         42.7         53.3
Venture Capital...........................       33.7         39.6        139.9
Corporate and Other.......................      (66.0)       (37.0)       (37.8)
Unallocated amounts.......................       (3.0)        (1.3)       (34.0)
                                            ---------    ---------    ---------
     Total................................       56.4        101.2        193.6
                                            ---------    ---------    ---------
Income taxes
Life and Annuity..........................       20.3         20.1         25.5
Investment Management.....................       13.7         19.3         23.0
Venture Capital...........................       11.8         13.9         49.0
Corporate and Other.......................      (36.4)       (16.5)       (23.1)
Unallocated amounts.......................      (14.2)         (.3)         (.7)
                                            ---------    ---------    ---------
     Total................................       (4.8)        36.5         73.7
                                            ---------    ---------    ---------
Minority interest in net income of
  consolidated subsidiaries
Investment Management.....................        7.6          6.0         10.1
Corporate and Other.......................       (1.3)          --           --
                                            ---------    ---------    ---------
     Total................................        6.3          6.0         10.1
                                            ---------    ---------    ---------
Equity in earnings of unconsolidated
  subsidiaries
Investment Management.....................         .4           .7          2.0
Corporate and Other.......................         --          (.8)         1.1
                                            ---------    ---------    ---------
     Total................................         .4          (.1)         3.1
                                            ---------    ---------    ---------
Operating income after income taxes
Life and Annuity..........................       38.0         37.1         46.7
Investment Management.....................       12.5         18.1         22.2
Venture Capital...........................       21.9         25.7         90.9
Corporate and Other.......................      (28.3)       (21.3)       (13.6)
Unallocated amounts.......................       11.2         (1.0)       (33.3)
                                            ---------    ---------    ---------
     Total................................  $    55.3    $    58.6    $   112.9
                                            ---------    ---------    ---------

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                       DECEMBER 31,
                                            -----------------------------------
                                              1997         1998         1999
                                            ---------    ---------    ---------
                                                       (IN MILLIONS)
Net realized investment gains (losses)
  after income taxes
Life and Annuity..........................  $    42.7    $   (11.6)   $    10.3
Investment Management.....................        3.8          6.9           --
Corporate and Other.......................       23.0         38.0         38.9
                                            ---------    ---------    ---------
     Total................................       69.5         33.3         49.2
                                            ---------    ---------    ---------
Income (loss) from continuing operations
Life and Annuity..........................       80.7         25.5         57.0
Investment Management.....................       16.3         25.0         22.2
Venture Capital...........................       21.9         25.7         90.9
Corporate and Other.......................       (5.3)        16.7         25.3
Unallocated amounts.......................       11.2         (1.0)       (33.3)
                                            ---------    ---------    ---------
     Total................................  $   124.8    $    91.9    $   162.1
                                            =========    =========    =========

     Included in policy benefits and dividend amounts for the Life and Annuity segment is interest credited on policyholder account balance of $65.5 million, $111.7 million and $105.6 million for the years ended December 31, 1997, 1998 and 1999, respectively.

13.  DISCONTINUED OPERATIONS

     During 1999, Phoenix discontinued the operations of three of its business units which in prior years had been reflected as reportable business segments: the reinsurance operations, the real estate management operations and the group life and health operations. The discontinuation of these business units resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses.

  Reinsurance Operations

     During 1999, Phoenix completed a comprehensive strategic review of its reinsurance segment and decided to exit these operations through a combination of sale, reinsurance and placement of certain components into runoff. The reinsurance segment consisted primarily of individual life reinsurance operations as well as group accident and health reinsurance business. Accordingly, Phoenix estimated sales proceeds, reinsurance premiums and net claims runoff, resulting in the recognition of a $173 million pre-tax loss on the disposal of reinsurance operations. The significant components of the loss on the disposal of reinsurance operations in 1999 were as follows:

     On August 1, 1999, Phoenix sold its individual life reinsurance business and certain group health reinsurance business to Employers Reassurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction (assumption reinsurance) resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million.

     On June 30, 1999, PM Holdings sold 100% of the common stock of Financial Administrative Services, Inc. (FAS), its third party administration subsidiary, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in a pre-tax gain of $3.8 million.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     In addition to the $9.0 million sale price Phoenix will receive additional proceeds contingent on certain revenue targets. Phoenix recorded a note receivable for $4.0 million which under the terms of the agreement, CYBERTEK will repay in six equal annual installments commencing March 31, 2001 through March 31, 2006. The contingent proceeds will be determined annually but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million.

     During 1999, Phoenix placed the remaining group accident and health reinsurance operations into runoff. Management has adopted a formal plan to terminate the related treaties as early as contractually permitted and is not entering into any new contracts. Based upon the most recent information available, Phoenix reviewed the runoff block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix increased reserve estimates on the runoff block by $180 million. In addition, as part of the exit strategy, Phoenix purchased aggregate excess of loss reinsurance to further protect Phoenix from unfavorable results in the runoff block. This reinsurance is subject to an aggregate retention of $100 million on the runoff block. Phoenix may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix incurred an initial expense of $130 million in the acquisition of this reinsurance.

     The additional estimated reserves and aggregate excess of loss reinsurance coverage are expected to cover the runoff of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

     Additionally, certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. This business primarily concerns certain occupational accident reinsurance "facilities" and a reinsurance pool (the Unicover Pool) underwritten and managed by Unicover Managers, Inc. (Unicover). Phoenix participated as a reinsurer in the Unicover Pool. The Unicover Pool and "facilities" were reinsured in large part by a reinsurance facility underwritten and managed by Centaur Underwriting Limited (Centaur) in which Phoenix also participated. Phoenix terminated its participation in the Centaur facility effective October 1, 1998 and in the Unicover Pool effective March 1, 1999. However, claims arising from business underwritten while Phoenix was a participant continue to runoff. On September 21, 1999, Phoenix initiated arbitration proceedings seeking to rescind certain contracts arising from its participation in the Centaur facility with respect to reinsurance of the Unicover business. In January 2000, Phoenix settled two Unicover-related matters (see Note 23--"Subsequent Events"). A substantial portion of the risk associated with the Unicover Pool and "facilities" and the Centaur program was further retroceded by Phoenix to other unaffiliated insurance entities, providing Phoenix with significant security. Certain of these retrocessionaires have given notice that they challenge their obligations under their contracts and are in arbitration or litigation with Phoenix.

     Additionally, certain group personal accident excess of loss reinsurance contracts created in the London market during 1994-1997 have become the subject of disputes concerning the placement of the business with reinsurers and the recovery of reinsurance. Several arbitration proceedings are currently pending.

     Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long term development of net claims payments, the estimated amount of the loss on disposal of life reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix's consolidated financial position.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

  Real Estate Management Operations

     On March 31, 1999, Phoenix sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

  Group Life and Health Operations

     On December 9, 1999, Phoenix signed a definitive agreement to sell its Group Life and Health business, including five companies, Phoenix American Life, Phoenix Dental Services, Phoenix Group Services, California Benefits and Clinical Disability Management, to GE Financial Assurance Holdings, Inc. Proceeds from the sale are estimated to be $285 million, including cash of $240 million and 3.1% of the common stock of GE Life and Annuity Assurance Company. Phoenix expects the transaction to be completed in the second quarter of 2000, subject to regulatory approval.

     The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheet. Net assets of the discontinued operations totaled $298.7 million and $187.6 million as of December 31, 1998 and 1999, respectively. Asset and liability balances of continuing operations as of December 31, 1998, have been restated to conform with the current year presentation. Likewise, the Consolidated Statement of Income, Comprehensive Income and Equity has been restated for 1997 and 1998 to exclude the operating results of discontinued operations from those of continuing operations. The operating results of discontinued operations and the gain or loss on disposal are presented below.

                                                    YEAR ENDED DECEMBER 31,
                                                   --------------------------
                                                    1997      1998      1999
                                                   ------    ------    ------
                                                         (IN MILLIONS)
INCOME FROM DISCONTINUED OPERATIONS
Revenues:
  Reinsurance Operations.........................  $163.5    $298.7    $   --
  Group Life and Health Operations...............   484.0     503.8     453.8
  Real Estate Management Operations..............    15.3      12.7       1.2
                                                   ------    ------    ------
Total revenues...................................  $662.8    $815.2    $455.0
                                                   ======    ======    ======
Income from discontinued operations:
  Reinsurance Operations.........................  $ 13.2    $ 17.2    $   --
  Group Life and Health Operations...............    55.6      53.5      56.8
  Real Estate Management Operations..............     1.6       (.4)     (1.6)
                                                   ------    ------    ------
Income from discontinued operations before income
  taxes..........................................    70.4      70.3      55.2
Income taxes.....................................    25.5      25.1      19.1
                                                   ------    ------    ------
Income from discontinued operations, net of
  income taxes...................................  $ 44.9    $ 45.2    $ 36.1
                                                   ======    ======    ======

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  1999
                                                              -------------
                                                              (IN MILLIONS)
Loss on disposal of discontinued operations:
(Loss) gain on disposal:
  Reinsurance Operations....................................     $(173.1)
  Real Estate Management Operations.........................         5.9
                                                                 -------
Loss on disposal of discontinued operations before income
  taxes.....................................................      (167.2)
Income taxes................................................       (58.2)
                                                                 -------
Loss on disposal of discontinued operations, net of income
  taxes.....................................................     $(109.0)
                                                                 =======

14.  PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

     Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix, are stated at depreciated cost. Real estate occupied by Phoenix was $106.7 million and $101.7 million at December 31, 1998 and 1999, respectively. Phoenix provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $161.2 million and $182.3 million at December 31, 1998 and 1999, respectively.

     Rental expenses for operating leases, principally with respect to buildings, amounted to $16.9 million, $16.9 million and $16.3 million in 1997, 1998, and 1999, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $40.2 million as of December 31, 1999, payable as follows:
2000--$13.5 million; 2001--$10.5 million; 2002--$7.3 million; 2003--$5.1 million; 2004--$2.8 million; and $1.0 million thereafter.

15.  DIRECT BUSINESS WRITTEN AND REINSURANCE

     As is customary practice in the insurance industry, Phoenix cedes reinsurance as a means of diversifying underwriting risk. To the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect, Phoenix remains liable. Failure of the reinsurers to honor their obligations could result in losses to the company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, Phoenix evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. For direct issues, the maximum of individual life insurance retained by Phoenix on any one life is $8 million for single life and joint first-to-die policies and $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the in force block of the Confederation Life business acquired on December 31, 1997, and 90% of the mortality risk on certain new issues of term and universal life products. In addition, Phoenix entered into a separate reinsurance agreement on October 1, 1998 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. In 1999, Phoenix reinsured the mortality risk on the remaining 20% of this business. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:

                                          1997          1998           1999
                                       ----------    -----------    -----------
                                                    (IN MILLIONS)
Direct premiums......................  $  1,592.8    $   1,719.4    $   1,677.5
Reinsurance assumed..................       329.9          505.3          416.2
Reinsurance ceded....................      (282.1)        (371.9)        (323.0)
                                       ----------    -----------    -----------
Net premiums.........................     1,640.6        1,852.8        1,770.7
Less net premiums of discontinued
  operations.........................      (552.9)        (677.0)        (595.0)
                                       ----------    -----------    -----------
Net premiums of continuing
  operations.........................  $  1,087.7    $   1,175.8    $   1,175.7
                                       ==========    ===========    ===========
Percentage of amount assumed to
  net................................          20%            27%            24%
                                       ==========    ===========    ===========
Direct policy and contract claims
  incurred...........................  $    629.1    $     728.1    $     622.3
Reinsurance assumed..................       410.7          433.2          563.8
Reinsurance ceded....................      (373.1)        (407.8)        (285.4)
                                       ----------    -----------    -----------
Net policy and contract claims
  incurred...........................       666.7          753.5          900.7
Less net incurred claims of
  discontinued operations............      (422.4)        (465.1)        (661.7)
                                       ----------    -----------    -----------
Net policy and contract claims
  incurred of continuing
  operations.........................  $    244.3    $     288.4    $     239.0
                                       ==========    ===========    ===========

Direct life insurance in force.......  $120,394.7    $ 121,442.0    $ 131,052.1
Reinsurance assumed..................    84,806.6      110,632.1      139,649.9
Reinsurance ceded....................   (74,764.6)    (135,818.0)    (207,192.0)
                                       ----------    -----------    -----------
Net insurance in force...............   130,436.7       96,256.1       63,510.0
Less insurance in force of
  discontinued operations............   (13,811.4)     (24,330.2)      (1,619.5)
                                       ----------    -----------    -----------
Net insurance in force of continuing
  operations.........................  $116,625.3    $  71,925.9    $  61,890.5
                                       ==========    ===========    ===========
Percentage of amount assumed to
  net................................          65%           115%           220%
                                       ==========    ===========    ===========

     Irrevocable letters of credit aggregating $36.2 million at December 31, 1999 have been arranged with United States commercial banks in favor of Phoenix to collateralize the ceded reserves.

16.  PARTICIPATING LIFE INSURANCE

     Participating life insurance in force was 72.3% and 66.9% of the face value of total individual life insurance in force at December 31, 1998 and 1999, respectively. The premiums on participating life insurance policies were 83.5%, 79.4% and 76.8% of total individual life insurance premiums in 1997, 1998, and 1999, respectively.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

17.  DEFERRED POLICY ACQUISITION COSTS

     The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:

                                                 1997        1998        1999
                                               --------    --------    --------
                                                        (IN MILLIONS)
Balance at beginning of year.................  $  908.6    $1,016.3    $1,049.9
Acquisition cost deferred....................     288.3       164.6       143.1
Amortized to expense during the year.........    (102.6)     (137.7)     (146.6)
Adjustment to net unrealized investment gains
  (losses) included in other comprehensive
  income.....................................     (78.0)        6.7       260.3
                                               --------    --------    --------
Balance at end of year.......................  $1,016.3    $1,049.9    $1,306.7
                                               ========    ========    ========

     Amortized to expense during the year for 1999 includes a $6.3 million adjustment due to worse than expected persistency in one of the variable annuity product lines and a $6.9 million adjustment to whole life due to an adjustment to death claims used in determining DAC amortization.

     In conjunction with the December 31, 1997 acquisition of the Confederation Life business, PVFP of $141.2 million is reflected as an element of deferred acquisition costs. The estimated amount to be amortized for the years ending December 31, 2000, 2001, 2002, 2003 and 2004 is $15.8 million, $11.8 million,
$10.2 million, $8.9 million and $7.5 million, respectively. The following is an analysis of PVFP for the years ended December 31:

                                                    1997      1998      1999
                                                   ------    ------    ------
                                                         (IN MILLIONS)
Balance at beginning of year.....................  $   --    $141.2    $136.8
Acquisition costs deferred.......................   141.2        --        --
Amortization.....................................      --      (4.4)    (24.1)
                                                   ------    ------    ------
Balance at end of year...........................  $141.2    $136.8    $112.7
                                                   ======    ======    ======

     Interest accrued on the unamortized PVFP balance for the years ended December 31, 1998 and 1999 was $9.2 million and $8.9 million, respectively. The interest accrual rate is 7.25% on the whole life business and 5.85% on the universal life business.

18.  MINORITY INTEREST

     Phoenix's interests in Phoenix Investment Partners and PFG Holdings, through its wholly-owned subsidiary PM Holdings, are represented by ownership of approximately 60% and 67%, respectively, of the outstanding shares of common stock at December 31, 1999. Earnings and equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

19.  STOCK PURCHASE AND AWARD PLANS

  Employee Stock Purchase Plan

     On November 1, 1999, PXP implemented an Employee Stock Purchase Plan (ESPP) previously approved by PXP's Board of Directors. The ESPP allows eligible employees to purchase PXP's common stock at the lower of 85% of the market price of the stock at the beginning or end of each offering period, and provides for PXP to withhold up to 15% of a participant's earnings for such purchase. PXP's only expense relating to this plan is for its administration. The maximum number of shares of PXP's common stock that are

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY available under the ESPP is 615,000. The first offering period ended April 28, 2000. As such, no shares of common stock were purchased under the ESPP in 1999. Beginning in 2000, additional consecutive six month offering periods will be implemented, for a period not to exceed 10 years, commencing on the first trading day on or after May 1 and November 1 of each year.

  Restricted Stock

     Restricted shares of PXP's common stock are issued to certain officers under the provisions of an approved restricted stock plan. Restricted stock is issued at the market value of a share of PXP's common stock on the date of the grant. If a participant's employment terminates due to retirement, death or disability, the restrictions expire and the shares become fully vested. If a participant terminates employment for any other reason, the non-vested shares of restricted stock are forfeited. The restricted stock vests in even annual installments over a three-year period from the date of the grant. Dividends declared are paid in cash as the restrictions lapse. Restricted shares were first granted during 1998. At December 31, 1998 and 1999, 243,130 and 291,237 shares of restricted stock have been included in common stock shares outstanding, respectively. The market value of the restricted stock at the time of the grant is recorded as unearned compensation in a separate component of stockholders' equity and is amortized to expense over the restricted period. During 1998 and 1999, $0.5 million and $1.7 million was charged to compensation expense relating to the plan.

  RESTRICTED STOCK GRANTS

                                      COMMON SHARES    AVERAGE MARKET VALUE
                                      -------------    --------------------
BALANCE, DECEMBER 31, 1997..........          --              $  --
Awarded.............................     246,640               8.40
Earned..............................          --                 --
Forfeited...........................      (3,510)              8.40
                                        --------
BALANCE, DECEMBER 31, 1998..........     243,130              $8.40
Awarded.............................     195,067               7.74
Earned..............................    (105,623)              8.18
Forfeited...........................     (41,337)              8.08
                                        --------
BALANCE, DECEMBER 31, 1999..........     291,237              $8.08
                                        ========

  Stock Option Plans

     PXP has reserved a total of 14.7 million shares of company common stock to be granted under three stock option plans: the 1989 Employee Stock Option Plan (Employee Option Plan), the 1989 Employee Performance Stock Option Plan (Performance Plan) and the 1992 Long-Term Stock Incentive Plan (1992 Plan).

     The Compensation Committee of PXP's Board of Directors administers the 1992 Plan, designates which employees and outside directors participate in it and determines the terms of the options to be granted. Under the 1992 Plan, participants are granted non-qualified options to purchase shares of common stock of PXP at an option price equal to not less than 85% of the fair market value of the common stock at the time the option is granted. The options held by a participant terminate no later than 10 years from the date of grant. Options granted under the 1992 Plan vest, on average, in even annual installments over a three-year period from the date of grant.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                              OUTSTANDING OPTIONS

                                                    WEIGHTED                 WEIGHTED
                                                    AVERAGE     SERIES A     AVERAGE
                                        COMMON      EXERCISE    PREFERRED    EXERCISE
                                        SHARES       PRICE       SHARES       PRICE
                                       ---------    --------    ---------    --------
BALANCE, DECEMBER 31, 1996...........  3,937,506     $6.93       109,048      $28.05
Granted..............................  2,735,329      7.91            --          --
Exercised............................   (257,845)     5.54       (12,345)      21.02
Canceled.............................    (73,334)     6.93            --          --
Forfeited............................   (234,997)     7.56        (3,450)      41.55
                                       ---------     -----       -------      ------
BALANCE, DECEMBER 31, 1997...........  6,106,659     $7.40        93,253      $28.49
Granted..............................  1,851,808      8.25            --          --
Exercised............................   (222,846)     5.84            --          --
Canceled.............................    (10,491)     6.49       (93,253)      28.49
Forfeited............................   (325,166)     7.47            --          --
                                       ---------     -----       -------      ------
BALANCE, DECEMBER 31, 1998...........  7,399,964     $7.66            --      $   --
Granted..............................  1,344,727      7.75            --          --
Exercised............................   (453,263)     5.94            --          --
Canceled.............................     (9,999)     7.71            --          --
Forfeited............................   (353,554)     8.20            --          --
                                       ---------     -----       -------      ------
BALANCE, DECEMBER 31, 1999...........  7,927,875     $7.75            --      $   --
                                       =========     =====       =======      ======

                              EXERCISABLE OPTIONS

                                             WEIGHTED       SERIES A        WEIGHTED
                                             AVERAGE        PREFERRED       AVERAGE
                         COMMON SHARES    EXERCISE PRICE     SHARES      EXERCISE PRICE
                         -------------    --------------    ---------    --------------
BALANCE, DECEMBER 31,
  1996.................    1,356,474          $ 6.95         105,283         $28.18
Became exercisable.....    1,012,047            6.88           3,765          28.75
Exercised..............     (257,845)           5.54         (12,345)         21.02
Canceled...............      (33,334)           6.98              --             --
Forfeited..............      (39,500)          10.12          (3,450)         41.55
                           ---------          ------         -------         ------
BALANCE, DECEMBER 31,
  1997.................    2,037,842          $ 7.04          93,253         $28.49
Became exercisable.....    2,050,494            7.39              --             --
Exercised..............     (222,846)           5.84              --             --
Canceled...............      (10,491)           6.49         (93,253)         28.49
Forfeited..............     (325,166)           7.47              --             --
                           ---------          ------         -------         ------

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                             WEIGHTED       SERIES A        WEIGHTED
                                             AVERAGE        PREFERRED       AVERAGE
                         COMMON SHARES    EXERCISE PRICE     SHARES      EXERCISE PRICE
                         -------------    --------------    ---------    --------------
BALANCE, DECEMBER 31,
  1998.................    3,529,833          $ 7.27              --             --
Became exercisable.....    1,962,396            7.78              --             --
Exercised..............     (453,263)           5.94              --             --
Canceled...............       (9,999)           7.71              --             --
Forfeited..............     (159,674)           8.14              --             --
                           ---------          ------         -------         ------
BALANCE, DECEMBER 31,
  1999.................    4,869,293          $ 7.57              --         $   --
                           =========          ======         =======         ======

     At December 31, 1999, 6.5 million shares of PXP common stock were available for future grants.

  Pro Forma Information

     PXP has adopted the disclosures-only provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." Accordingly, no compensation cost has been recognized for the stock option plans, and compensation for restricted stock grants has been recorded in accordance with APB Opinion No. 25, "Accounting for Stock Issued to Employees." Had compensation cost for the PXP stock option and restricted stock plans been determined based on the fair value at the grant date for awards in 1997, 1998 and 1999 consistent with the provisions of SFAS No. 123, Phoenix's income from continuing operations would have been reduced to the pro forma amounts indicated below

                                                     1997     1998      1999
                                                    ------    -----    ------
                                                          (IN MILLIONS)
Income from continuing operations, as reported....  $124.8    $91.9    $162.1
Income from continuing operations, pro forma......  $124.2    $90.9    $160.9

     The weighted average fair values, at date of grant, for options granted during 1997, 1998 and 1999 were $2.15, $2.10, and $2.43, respectively, and were estimated using the Black-Scholes option valuation model with the following weighted average assumptions used for the grants in 1997, 1998 and 1999, respectively: dividend yield of 2.7%, 2.7% and 2.62%; expected volatility of 23.4%, 24.8% and 25.2%; risk-free interest rate of 5.5%, 5.6% and 5.6%; and
expected lives of 6 years.

     The options used to estimate the weighted average fair values of options granted in 1997, 1998 and 1999 were options to purchase 55,870, 25,390 and 11,620 of common stock, respectively, under the Employee Option Plan; options to purchase 6,008,669, 7,332,454 and 7,916,255 of common stock, respectively, under the 1992 Plan and options to purchase 42,120 of common shares in 1997 and 1998 under the Performance Plan.

20.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

     Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the consolidated financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

  Cash and cash equivalents

     For these short-term investments, the carrying amount approximates fair value.

  Debt securities

     Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

  Derivative instruments

     Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

  Equity securities

     Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

  Mortgage loans

     Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

  Policy loans

     Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

  Venture capital partnerships

     Fair value of venture capital partnerships is based on the fair value of these partnerships' underlying investments. The fair values of the underlying investments are calculated as the closing market prices for investments that are publicly traded. For investments that are not publicly traded, fair value is based on estimated fair value determined by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

  Investment contracts

     In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

     The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

     Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

  Notes payable

     The fair value of notes payable is determined based on contractual cash flows discounted at market rates.

  Fair value summary

     The estimated fair values of the financial instruments as of December 31, were as follows:

                                                 1998                      1999
                                        ----------------------    ----------------------
                                        CARRYING       FAIR       CARRYING       FAIR
                                          VALUE        VALUE        VALUE        VALUE
                                        ---------    ---------    ---------    ---------
                                                         (IN MILLIONS)
FINANCIAL ASSETS:
Cash and cash equivalents.............  $   127.0    $   127.0    $   187.6    $   187.6
Short-term investments................      186.0        186.0        133.4        133.4
Debt securities.......................    7,750.4      7,833.9      7,534.5      7,437.6
Equity securities.....................      302.7        302.7        437.2        437.2
Mortgage loans........................      797.3        831.9        716.8        680.6
Derivative instruments................         --         12.3           --        (13.2)
Policy loans..........................    2,008.3      2,122.4      2,042.6      2,040.4
Venture capital partnerships..........      191.2        191.2        338.1        338.1
                                        ---------    ---------    ---------    ---------
Total financial assets................  $11,362.9    $11,607.4    $11,390.2    $11,241.7
                                        =========    =========    =========    =========
FINANCIAL LIABILITIES:
Policy liabilities....................  $   783.4    $   783.4    $   709.7    $   709.4
Notes payable.........................      449.3        458.4        499.4        490.8
                                        ---------    ---------    ---------    ---------
Total financial liabilities...........  $ 1,232.7    $ 1,241.8    $ 1,209.1    $ 1,200.2
                                        =========    =========    =========    =========

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

21.  CONTINGENCIES

  Litigation

     Certain group personal accident reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance (see Note 13--"Discontinued Operations" and Note 23--"Subsequent Events.")

22.  STATUTORY FINANCIAL INFORMATION

     The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the New York State Insurance Department (the Insurance Department), as of December 31, 1997, 1998 and 1999. Phoenix's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York Insurance Law does not allow the recording of deferred income taxes. Phoenix has received approval from the Insurance Department for this practice.

     Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are included in surplus rather than debt, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

     The following reconciles the statutory net income of Phoenix as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                 1997         1998          1999
                                                ------    -------------    ------
                                                          (IN MILLIONS)
Statutory net income..........................  $ 66.6       $108.7        $131.3
Deferred policy acquisition costs, net........    48.8         18.5         (28.1)
Future policy benefits........................    (9.1)       (53.8)        (23.7)
Pension and postretirement expenses...........    (8.0)       (17.3)         (8.6)
Investment valuation allowances...............    87.9        107.2          15.4
Interest maintenance reserve..................    17.5          1.4          (7.2)
Deferred income taxes.........................   (36.3)       (40.0)          3.9
Other, net....................................     2.3         12.4           6.2
                                                ------       ------        ------
Net income, as reported.......................  $169.7       $137.1        $ 89.2
                                                ======       ======        ======

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     The following reconciles the statutory surplus and asset valuation reserve
(AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                              DECEMBER 31,
                                                          --------------------
                                                            1998        1999
                                                          --------    --------
                                                             (IN MILLIONS)
Statutory surplus, surplus notes and AVR................  $1,205.6    $1,427.3
Deferred policy acquisition costs, net..................   1,259.3     1,231.2
Future policy benefits..................................    (465.3)     (478.2)
Pension and postretirement expenses.....................    (174.3)     (193.0)
Investment valuation allowances.........................      34.9      (211.8)
Interest maintenance reserve............................      35.3        24.8
Deferred income taxes...................................     (25.6)       65.6
Surplus notes...........................................    (157.5)     (159.4)
Other, net..............................................      24.2        49.5
                                                          --------    --------
Equity, as reported.....................................  $1,736.6    $1,756.0
                                                          ========    ========

     The Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

23.  SUBSEQUENT EVENTS

  Occupational accident reinsurance

     On January 21, 2000, Phoenix, in connection with its participation in the Centaur facility, and two other companies completed a settlement agreement with Reliance Insurance Company (Reliance) with respect to certain reinsurance contracts covering occupational accident business reinsured by Reliance as a Unicover-managed "facility." The Reliance business was the largest portion of occupational accident reinsurance business underwritten by Unicover. Under the terms of the settlement agreement, Phoenix ended the contracts for a total payment of $115.0 million.

     On January 13, 2000, Phoenix and four other companies, in connection with their participation in the Unicover Pool, completed a settlement agreement with EBI Indemnity Company and other affiliates of the Orion Group (EBI) with respect to certain reinsurance contracts covering occupational accident business which EBI ceded to the Unicover Pool. These contracts represented the largest source of premium to the Unicover Pool. Under the terms of the settlement agreement, the Unicover Pool members ended the contracts for a total payment of $43.0 million, of which Phoenix's share was approximately $10.0 million.

     Phoenix included the cost of these settlements, net of reinsurance, in its estimate of the loss on discontinued reinsurance operations in 1999. See Note 13--"Discontinued Operations."

24.  PRIOR PERIOD ADJUSTMENTS

     Phoenix retroactively revised the accounting for the disposition of its property and casualty distribution business to record the results of operations and the gain on the sale as part of continuing operations and adopted the equity method of accounting for its interest in the purchaser of its property and casualty distribution business. This disposition was previously reported as a discontinued operation. Additionally, the Company retroactively revised its presentation of charges related to certain corporate shared services from

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY discontinued to continuing operations. Income from continuing operations decreased $37.6 million and $20.2 million in 1997 and 1998, respectively, and increased $18.8 million in 1999. Results of discontinued operations increased $37.6 million and $20.2 million in 1997 and 1998 respectively, and decreased $18.5 million in 1999. Net income increased $0.3 million in 1999 as a result of the change to equity accounting.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

             UNAUDITED INTERIM CONDENSED CONSOLIDATED BALANCE SHEET

                                                                  AS OF
                                                              SEPTEMBER 30,
                                                                  2000
                                                              -------------
                                                              (IN MILLIONS)
ASSETS:
Investments
  Held-to-maturity debt securities, at amortized cost.......    $ 2,173.7
  Available-for-sale debt securities, at fair value.........      5,849.9
  Equity securities, at fair value..........................        460.8
  Mortgage loans............................................        638.0
  Real estate...............................................         95.1
  Policy loans..............................................      2,060.8
  Venture capital partnerships..............................        487.3
  Other invested assets.....................................        202.5
  Short-term investments....................................        448.5
                                                                ---------
     Total investments......................................     12,416.6
Cash and cash equivalents...................................         88.7
Accrued investment income...................................        200.2
Deferred policy acquisition costs...........................      1,277.9
Premiums, accounts and notes receivable.....................        193.6
Reinsurance recoverables....................................         18.6
Property and equipment, net.................................        127.9
Goodwill and other intangible assets, net...................        612.6
Equity in unconsolidated subsidiaries.......................         88.7
Net assets of discontinued operations (Note 6)..............         32.8
Other assets................................................         34.2
Separate account assets.....................................      5,920.0
                                                                ---------
     Total assets...........................................    $21,011.8
                                                                =========
LIABILITIES:
Policy liabilities and accruals.............................    $11,229.5
Policyholder deposit funds..................................        618.1
Notes payable...............................................        489.4
Deferred income taxes.......................................        118.6
Other liabilities...........................................        497.0
Separate account liabilities................................      5,920.0
                                                                ---------
     Total liabilities......................................     18,872.6
                                                                ---------
Contingent liabilities (Note 8).............................
Minority interest in net assets of consolidated
  subsidiaries..............................................        124.5
                                                                ---------
EQUITY:
Retained earnings...........................................      1,959.3
Accumulated other comprehensive income......................         55.4
                                                                ---------
Total equity................................................      2,014.7
                                                                ---------
Total liabilities and equity................................    $21,011.8
                                                                =========

        The accompanying notes are an integral part of these statements.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

         UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENT OF INCOME,
                        COMPREHENSIVE INCOME AND EQUITY

                                                                  FOR THE NINE
                                                                  MONTHS ENDED
                                                                 SEPTEMBER 30,
                                                              --------------------
                                                                1999        2000
                                                              --------    --------
                                                                 (IN MILLIONS)
Revenues
  Premiums..................................................  $  882.9    $  876.3
  Insurance and investment product fees.....................     427.1       483.6
  Net investment income.....................................     670.1       896.2
  Net realized investment gains.............................      65.5        66.0
                                                              --------    --------
     Total revenues.........................................   2,045.6     2,322.1
                                                              --------    --------
Benefits and expenses
  Policy benefits and increase in policy liabilities........   1,028.0     1,055.5
  Policyholder dividends....................................     269.4       279.5
  Amortization of deferred policy acquisition costs.........     107.7       119.8
  Amortization of goodwill and other intangible assets......      26.2        28.0
  Interest expense..........................................      23.3        24.0
  Other operating expenses..................................     433.5       425.2
                                                              --------    --------
     Total benefits and expenses............................   1,888.1     1,932.0
                                                              --------    --------
Income from continuing operations before income taxes,
  minority interest and equity in earnings of unconsolidated
  subsidiaries..............................................     157.5       390.1
Income taxes................................................      54.7       137.8
                                                              --------    --------
Income from continuing operations before minority interest
  and equity in earnings of unconsolidated subsidiaries.....     102.8       252.3
Minority interest in net income of consolidated
  subsidiaries..............................................       6.9        13.7
Equity in earnings of unconsolidated subsidiaries...........       2.9         2.8
                                                              --------    --------
Income from continuing operations...........................      98.8       241.4
Discontinued operations (Note 6)
  Income from discontinued operations, net of income
     taxes..................................................      25.0         8.1
  Loss on disposal, net of income taxes.....................    (104.7)      (21.7)
                                                              --------    --------
Net income..................................................      19.1       227.8
                                                              --------    --------
Other comprehensive income (loss), net of income taxes
  Unrealized gains (losses) on securities...................     (71.4)       76.2
  Reclassification adjustment for net realized gains
     included in net income.................................      (1.7)      (45.3)
                                                              --------    --------
     Total other comprehensive income (loss)................     (73.1)       30.9
                                                              --------    --------
Comprehensive (loss) income.................................     (54.0)      258.7
                                                              --------    --------
Equity, beginning of period.................................   1,736.6     1,756.0
                                                              --------    --------
Equity, end of period.......................................  $1,682.6    $2,014.7
                                                              ========    ========

        The accompanying notes are an integral part of these statements.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

        UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                FOR THE NINE MONTHS
                                                                ENDED SEPTEMBER 30,
                                                              -----------------------
                                                                1999          2000
                                                              ---------     ---------
                                                                   (IN MILLIONS)
Cash flows from operating activities:
  Net income................................................  $    19.1     $   227.8
Adjustments to reconcile net income to net cash from
  operating activities:
  Net loss from discontinued operations.....................       79.7          13.6
  Net realized investment gains.............................      (65.5)        (66.0)
  Amortization and depreciation.............................       40.8          31.0
  Equity in undistributed earnings of affiliates and
    partnerships............................................      (44.3)       (235.9)
  Deferred income taxes (benefit)...........................       (4.5)         18.6
  Increase in receivables...................................       (7.9)        (99.4)
  Decrease (increase) in deferred policy acquisition
    costs...................................................        1.6          (6.5)
  Increase in policy liabilities and accruals...............      221.2         329.7
  Decrease (increase) in other assets/other liabilities,
    net.....................................................      (57.9)         41.2
  Other, net................................................        4.2           1.3
                                                              ---------     ---------
    Net cash provided by continuing operations..............      186.5         255.4
    Net cash used for discontinued operations...............     (122.9)       (233.8)
                                                              ---------     ---------
    Net cash provided by operating activities...............       63.6          21.6
                                                              ---------     ---------
Cash flows from investing activities:
  Proceeds from sales, maturities or repayments of
    available-for-sale debt securities......................      983.8         926.3
  Proceeds from maturities or repayments of held-to-maturity
    debt securities.........................................      130.5         139.5
  Proceeds from disposals of equity securities..............       85.1         332.7
  Proceeds from mortgage loan maturities or repayments......       96.9          75.3
  Proceeds from sale of real estate and other invested
    assets..................................................       46.0          20.6
  Proceeds from distributions of venture capital
    partnerships............................................       22.0          32.1
  Purchase of available-for-sale debt securities............   (1,118.1)     (1,043.3)
  Purchase of held-to-maturity debt securities..............     (297.3)       (285.3)
  Purchase of equity securities.............................      (92.5)       (102.9)
  Purchase of subsidiaries..................................     (177.2)        (59.2)
  Purchase of mortgage loans................................      (22.3)         (0.7)
  Purchase of real estate, unconsolidated subsidiaries and
    other invested assets...................................      (49.4)        (30.0)
  Purchase of venture capital partnerships..................      (61.4)        (79.8)
  Change in short term investments, net.....................      116.4        (315.2)
  Increase in policy loans..................................      (11.3)        (18.3)
  Capital expenditures......................................       (3.9)        (13.3)
                                                              ---------     ---------
    Net cash used for continuing operations.................     (352.7)       (421.5)
    Net cash provided by discontinued operations............      127.7         234.2
                                                              ---------     ---------
    Net cash used for investing activities..................     (225.0)       (187.3)
                                                              ---------     ---------
Cash flows from financing activities:
  Net deposits (withdrawals) of policyholder deposit funds,
    net of interest credited................................       (7.0)         79.9
  Proceeds from repayment of securities sold subject to
    repurchase agreements...................................       37.5            --
  Proceeds from borrowings..................................      139.6          14.7
  Repayment of borrowings...................................      (63.7)        (24.7)
  Dividends paid to minority shareholders in consolidated
    subsidiaries............................................       (4.2)         (3.1)
                                                              ---------     ---------
    Net cash provided by financing activities...............      102.2          66.8
                                                              ---------     ---------
Net change in cash and cash equivalents.....................      (59.2)        (98.9)
Cash and cash equivalents, beginning of period..............      127.0         187.6
                                                              ---------     ---------
Cash and cash equivalents, end of period....................  $    67.8     $    88.7
                                                              =========     =========
Supplemental cash flow information
  Income taxes paid, net....................................  $    53.6     $    45.5
  Interest paid on indebtedness.............................  $    21.1     $    21.9

        The accompanying notes are an integral part of these statements.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION AND DESCRIPTION OF BUSINESS

     Phoenix Home Life Mutual Insurance Company and its subsidiaries (Phoenix) market a wide range of insurance and investment products and services including individual participating life insurance, term, universal and variable life insurance, annuities, and investment advisory and mutual fund distribution services. These products and services are managed within four reportable segments: Life and Annuity, Investment Management, Venture Capital and Corporate and Other. See Note 5--"Segment Information."

2.  BASIS OF PRESENTATION

     The accompanying unaudited interim condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. The New York State Insurance Department (the Insurance Department) recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York State Insurance Law. No consideration is given by the Insurance Department to financial statements prepared in accordance with GAAP in making such determination.

     In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine months ended September 30, 2000 are not necessarily indicative of the results that may be expected for the year ending December 31, 2000. These unaudited interim condensed consolidated financial statements should be read in conjunction with the consolidated financial statements of the company for the year ended December 31, 1999.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

     In June, 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment of FASB Statement No. 133". This Statement makes certain changes in the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. As amended, SFAS No. 133 requires all derivatives to be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings. If the derivative is a hedge, depending on the nature of the hedge, changes in fair value of the derivatives will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be recognized immediately in earnings.

     Phoenix plans to adopt SFAS No. 133 and SFAS No. 138 effective January 1, 2001. Phoenix has reviewed its inventory of financial instruments, including insurance and annuity contracts and "hybrid" investments, for potential embedded derivatives. Phoenix has also reviewed its portfolio of free standing derivatives, which includes interest rate swap, cap and floor contracts, swaptions and foreign currency swap agreements. Phoenix has evaluated the effect of adopting SFAS No. 133 and has determined that the implementation of SFAS No. 133, as it relates to embedded derivatives in insurance and annuity products and free-standing derivatives, will not have a material impact on its statement of financial position or results of operations. Phoenix is still currently evaluating the appropriate treatment under SFAS No. 133 of certain convertible bonds before it can conclude on the effect of implementation of SFAS No. 133, as it relates to "hybrid" investments.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                      NOTES TO UNAUDITED INTERIM CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

4.  REORGANIZATION

     On June 16, 2000, Phoenix submitted to the staff of the Insurance Department a draft Plan of Reorganization whereby Phoenix would convert, pursuant to the New York Insurance Law, from a New York mutual life insurance company to a New York stock life insurance company and become a wholly-owned subsidiary of a newly formed holding company. The Plan of Reorganization was approved by Phoenix's board of directors on December 18, 2000 and subsequently amended and restated on January 26, 2001 but has yet to be approved by the Insurance Department.

5.  SEGMENT INFORMATION

     Included in the following tables is certain information with respect to Phoenix's operating segments as of December 31, 1999, September 30, 2000 and for each of the nine months ended September 30, 1999 and 2000. The unallocated amounts consist of nonrecurring expenses associated with demutualization, legal settlements, portfolio loss reimbursement and recoveries, expenses related to the purchase of PXP minority interest and restructuring charges.

                                                DECEMBER 31,    SEPTEMBER 30,
                                                    1999            2000
                                                ------------    -------------
                                                        (IN MILLIONS)
Total assets
Life and Annuity..............................   $18,025.7        $18,665.7
Investment Management.........................       747.4            768.1
Venture Capital...............................       338.1            487.3
Corporate and Other...........................       976.1          1,052.4
Discontinued operations.......................       187.6             38.3
                                                 ---------        ---------
     Total....................................   $20,274.9        $21,011.8
                                                 =========        =========
Deferred acquisition costs
Life and Annuity..............................   $ 1,306.7        $ 1,277.9
                                                 =========        =========
Policy liabilities and accruals
Life and Annuity..............................   $10,771.4        $11,109.0
Corporate and Other...........................       128.4            120.5
                                                 ---------        ---------
     Total....................................   $10,899.8        $11,229.5
                                                 =========        =========
Policyholder deposit funds
Life and Annuity..............................   $   521.9        $   577.5
Corporate and Other...........................        16.3             40.6
                                                 ---------        ---------
     Total....................................   $   538.2        $   618.1
                                                 =========        =========

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                      NOTES TO UNAUDITED INTERIM CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                           NINE MONTHS ENDED
                                                             SEPTEMBER 30,
                                                          --------------------
                                                            1999        2000
                                                          --------    --------
                                                             (IN MILLIONS)
Premiums
Life and Annuity........................................  $  882.7    $  871.3
Corporate and Other.....................................        .2         5.0
                                                          --------    --------
     Total..............................................     882.9       876.3
                                                          --------    --------
Insurance and investment product fees
Life and Annuity........................................     204.8       233.2
Investment Management...................................     210.7       246.4
Corporate and Other.....................................      35.0        20.5
Unallocated amounts.....................................      (5.9)        4.5
Less: intersegment revenues.............................     (17.5)      (21.0)
                                                          --------    --------
     Total..............................................     427.1       483.6
                                                          --------    --------
Net investment income
Life and Annuity........................................     567.3       590.0
Investment Management...................................       2.4         1.7
Venture Capital.........................................      63.9       268.7
Corporate and Other.....................................      28.7        27.3
Add: intersegment investment expenses...................       7.8         8.5
                                                          --------    --------
     Total..............................................     670.1       896.2
                                                          --------    --------
Policy benefits and dividends
Life and Annuity........................................   1,288.8     1,320.6
Corporate and Other.....................................       8.6        14.4
                                                          --------    --------
     Total..............................................   1,297.4     1,335.0
                                                          --------    --------
Amortization of deferred policy acquisition costs
Life and Annuity........................................     107.7       119.8
                                                          --------    --------
     Total..............................................     107.7       119.8
                                                          --------    --------
Amortization of goodwill and other intangibles
Life and Annuity........................................        .4          .5
Investment Management...................................      22.2        23.6
Corporate and Other.....................................       3.6         3.9
                                                          --------    --------
     Total..............................................      26.2        28.0
                                                          --------    --------
Interest expense
Life and Annuity........................................        --          .7
Investment Management...................................      12.4        13.1
Corporate and Other.....................................      10.9        10.2
                                                          --------    --------
     Total..............................................  $   23.3    $   24.0
                                                          --------    --------

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                      NOTES TO UNAUDITED INTERIM CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                           NINE MONTHS ENDED
                                                             SEPTEMBER 30,
                                                          --------------------
                                                            1999        2000
                                                          --------    --------
                                                             (IN MILLIONS)
                                                          --------    --------
Other operating expenses
Life and Annuity........................................  $  202.5    $  202.1
Investment Management...................................     139.5       158.6
Corporate and Other.....................................      73.1        62.9
Unallocated amounts.....................................      28.1        14.1
Less: intersegment expenses.............................      (9.7)      (12.5)
                                                          --------    --------
     Total..............................................     433.5       425.2
                                                          --------    --------
Operating income before income taxes, minority interest
  and equity in earnings of unconsolidated subsidiaries
Life and Annuity........................................      55.4        50.8
Investment Management...................................      39.0        52.8
Venture Capital.........................................      63.9       268.7
Corporate and Other.....................................     (32.3)      (38.6)
Unallocated amounts.....................................     (34.0)       (9.6)
                                                          --------    --------
     Total..............................................      92.0       324.1
                                                          --------    --------
Income taxes
Life and Annuity........................................      19.3        17.7
Investment Management...................................      16.7        24.7
Venture Capital.........................................      22.4        94.0
Corporate and Other.....................................     (22.7)      (22.9)
Unallocated amounts.....................................      (3.9)        1.2
                                                          --------    --------
     Total..............................................      31.8       114.7
                                                          --------    --------
Minority interest in net income of consolidated
  subsidiaries
Investment Management...................................       6.9        10.5
                                                          --------    --------
     Total..............................................       6.9        10.5
                                                          --------    --------
Equity in earnings of unconsolidated subsidiaries
Investment Management...................................       1.9         2.0
Corporate and Other.....................................       1.0          .8
                                                          --------    --------
     Total..............................................       2.9         2.8
                                                          --------    --------
Operating income after income taxes
Life and Annuity........................................      36.1        33.1
Investment Management...................................      17.3        19.6
Venture Capital.........................................      41.5       174.7
Corporate and Other.....................................      (8.6)      (14.9)
Unallocated amounts.....................................     (30.1)      (10.8)
                                                          --------    --------
     Total..............................................  $   56.2    $  201.7
                                                          --------    --------

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                      NOTES TO UNAUDITED INTERIM CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                           NINE MONTHS ENDED
                                                             SEPTEMBER 30,
                                                          --------------------
                                                            1999        2000
                                                          --------    --------
                                                             (IN MILLIONS)
Net realized investment gains (losses) after income
  taxes
Life and Annuity........................................  $    7.8    $  (14.0)
Investment Management...................................        --         4.9
Corporate and Other.....................................      34.8        48.8
                                                          --------    --------
     Total..............................................      42.6        39.7
                                                          --------    --------
Income (loss) from continuing operations
Life and Annuity........................................      43.9        19.1
Investment Management...................................      17.3        24.5
Venture Capital.........................................      41.5       174.7
Corporate and Other.....................................      26.2        33.9
Unallocated amounts.....................................     (30.1)      (10.8)
                                                          --------    --------
     Total..............................................  $   98.8    $  241.4
                                                          ========    ========

     Included in policy benefits and dividend amounts for the Life and Annuity segment is interest credited on policyholder account balances of $79.2 million and $82.4 million for the period ended September 30, 1999 and 2000, respectively.

6.  DISCONTINUED OPERATIONS

  Group Life and Health Operations

     On April 1, 2000, Phoenix sold its group life and health business to GE Financial Assurance Holdings, Inc. (GEFA) except for Phoenix Dental Services and California Benefits Dental Plan. Specifically, Phoenix Group Holdings and PM Holdings sold 97% of the common stock of Phoenix American Life Insurance Company Life and Health and 100% of the common stock of Phoenix Group Services, Inc. and Clinical Disability Management, Inc. for $283.7 million. This amount is comprised of $238.7 million in cash and $45 million in common stock of GE Life and Annuity Assurance Company, an affiliate of GEFA. The common stock represents a 3.1% interest in GE Life and Annuity Assurance Company. Phoenix retains ownership of 3% of the common stock of Phoenix American Life Insurance Company. Phoenix has a right to put these shares back to GEFA beginning in 2005 and ending in 2007. These investments are reported as equity securities on the Unaudited Interim Condensed Consolidated Balance Sheet. The pre-tax gain on the sale was $69.4 million and is reported in discontinued operations gain on disposal, net of income taxes.

     The sale to GEFA of 100% of the common stock of Phoenix Dental Services, Inc. and California Benefits Dental Plan closed on October 31, 2000. The sales proceeds for these entities was $2.0 million which resulted in a pre-tax loss of
0.4 million.

  Reinsurance Operations

     During 1999, Phoenix completed a comprehensive strategic review of its reinsurance segment and decided to exit these operations. Phoenix sold its individual life reinsurance business, and placed its group accident and health reinsurance into runoff. After estimating the sales proceeds, and the amount and timing of future net premiums, claims and reserves on the retained operations, Phoenix increased reserves and purchased aggregate excess of loss reinsurance to further protect Phoenix from unfavorable results in the runoff block. Phoenix recorded a $167.9 million pre-tax loss on the disposal of reinsurance operations through

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                      NOTES TO UNAUDITED INTERIM CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

September 30, 1999 including increased reserve estimates on the runoff block of $174.8 million (pre-tax), and initial premium for the excess of loss reinsurance of $130.0 million and a gain of $113.0 million on the sale of its individual life reinsurance operations to Employers Reassurance Corporation.

     During the third quarter of 2000, Phoenix updated its estimates of future losses related to the retained group accident and health reinsurance business as well as future expenses associated with managing the runoff. Based on the most recent information available, Phoenix increased reserve estimates on the runoff block by $94.0 million (pre-tax). Phoenix determined that the increase to reserves was needed based on revised actuarial assumptions to reflect current and expected deteriorating trends in claim experience and higher than anticipated expenses.

     A significant portion of the claims arising from the group accident and health business arises from Phoenix's participation in a pool of reinsurers, formerly managed by Unicover Managers, Inc. (Unicover), which reinsured the accident and health portion of workers compensation coverage. In addition, Phoenix participated as a reinsurer of the Unicover pool, and other reinsurance facilities established by Unicover (Unicover facilities), through Phoenix's participation in an underwriting facility formerly managed by Centaur Underwriting Management, Ltd. (Centaur). In turn, Phoenix retroceded these risks to unaffiliated insurance carriers ("retrocessionaires"), providing Phoenix with substantial reinsurance protection.

     During 1999, Phoenix initiated arbitration to rescind the treaty by which it reinsured the Unicover pool and facilities. Certain of Phoenix's retrocessionaires brought actions against Phoenix, challenging their reinsurance obligations. All of these proceedings remain in their preliminary phases.

     During 2000, Phoenix reached settlements with several of the companies involved in Unicover. On January 13, 2000, Phoenix and the other member companies of the Unicover pool settled with EBI Indemnity Company and affiliates of the Orion Group (EBI/Orion), by which all pool members were released from their obligations as reinsurers of EBI/Orion. On January 21, 2000, Phoenix settled with Reliance Insurance Company (Reliance) and its parent Reliance Group Holdings, Inc. and was released from its obligations as a reinsurer of the so-called Reliance facility. On March 27, 2000, Phoenix settled with Reliance, Lincoln National Life Insurance Company and Lincoln National Health and Casualty Company, releasing Phoenix from its obligations as a reinsurer of the so-called Lincoln facility. On May 28, 2000, Phoenix reached an agreement with one of its retrocessionaires, and recovered a substantial portion of its settlement cost on the Reliance settlement. Financial terms of these settlements were consistent with the provisions established by Phoenix in 1999. There was no effect on net income resulting from these settlements for the period ended September 30, 2000.

  Real Estate Management Operations

     On May 25, 2000, Phoenix sold its investment in 50% of the outstanding common stock of Pinnacle Realty Management Company, Inc., a real estate property management firm, for $6.0 million. This sale represented Phoenix's entire interest in Pinnacle Realty Management Company, Inc. and Phoenix now has no other real estate management business. The transaction resulted in a pre-tax loss of $0.6 million through September 30, 2000.

     The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Unaudited Interim Condensed Consolidated Balance Sheet. Net assets of the discontinued operations totaled $32.8 million and $187.6 million as of September 30, 2000 and December 31, 1999, respectively. The Unaudited Interim Condensed Consolidated Statement of Income, Comprehensive Income and Equity excludes the operating results of discontinued operations from continuing operations. The operating results of discontinued operations and the gain or loss on disposal are presented below.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                      NOTES TO UNAUDITED INTERIM CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                           NINE MONTHS ENDED
                                                             SEPTEMBER 30,
                                                          -------------------
                                                           1999         2000
                                                          -------      ------
                                                             (IN MILLIONS)
INCOME FROM DISCONTINUED OPERATIONS
Revenues:
  Group Life and Health Operations......................  $ 343.1      $112.7
  Real Estate Management Operations.....................      1.3          .4
                                                          -------      ------
Total revenues..........................................  $ 344.4      $113.1
                                                          =======      ======
Income (loss) from discontinued operations:
  Group Life and Health Operations......................  $  38.9      $ 12.8
  Real Estate Management Operations.....................     (1.4)        (.2)
                                                          -------      ------
Income from discontinued operations before income
  taxes.................................................     37.5        12.6
Income taxes............................................     12.5         4.5
                                                          -------      ------
Income from discontinued operations, net of income
  taxes.................................................  $  25.0      $  8.1
                                                          =======      ======
Loss on disposal of discontinued operations
Gain (loss) on disposal:
  Group Life and Health Operations......................  $    --      $ 69.4
  Reinsurance Operations................................   (167.9)     (100.6)
  Real Estate Management Operations.....................      6.6         (.6)
                                                          -------      ------
Loss on disposal of discontinued operations before
  income taxes..........................................   (161.3)      (31.8)
Income taxes............................................    (56.6)      (10.1)
                                                          -------      ------
Loss on disposal of discontinued operations, net of
  income taxes..........................................  $(104.7)     $(21.7)
                                                          =======      ======

7.  SIGNIFICANT TRANSACTIONS

  PractiCare

     In the third quarter of 2000, Phoenix decided to exit its physician practice management business conducted by PractiCare, Inc. (PractiCare), an indirect subsidiary of PM Holdings, Inc. In September 2000, Phoenix evaluated the financial position of the company and recorded several non-recurring charges totaling $10.1 million (pre-tax). These non-recurring charges included an investment write-off of $6.1 million, a goodwill write-off of $1.9 million and expenses related to contract terminations of $2.1 million. Phoenix expects PractiCare to fully exit this business by June 2001 by not renewing or renegotiating its existing management service contracts.

8.  COMMITMENTS AND CONTINGENCIES

     In the normal course of its business operations, the company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of September 30, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the company.

APPENDIX A

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE APPENDIX C "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES." Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any subaccount. Current yield for the Phoenix-Goodwin Money Market Subaccount will be based on the income earned by the subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the Mortality and Expense Risk charge on the Account level.

Yield calculations of the Phoenix-Goodwin Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market subaccount for the 7-day period ended December 31, 1999:

    Example:
    Value of hypothetical pre-existing account with exactly one unit at the beginning of the period:.......................  1.00000000
    Value of the same account (excluding capital changes) at the end of the 7-day period:...................................  1.00092656
    Calculation:
      Ending account value ......................................  1.00092656
      Less beginning value ......................................  1.00000000
      Net change in account value ...............................  0.00092656
    Base period return:
      (adjusted change/beginning value) .........................  0.00092656
    Current yield = return x (365/7) ............................  4.83%
    Effective yield = [(1 + return)(365/7)] - 1 .................  4.95%

The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

When a subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the Mortality and Expense Risk, Issue Expense and Monthly Administrative Charges.

For those subaccounts within the Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the fund for the period quoted.

The following performance tables display historical investment results of the subaccounts of the Account. This information may be useful in helping potential investors in deciding which subaccounts to choose and in assessing the competence of the investment advisors. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.

----------------------------------------------------------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 2000(1,3)
----------------------------------------------------------------------------------------------------------------------------------
                                                              INCEPTION DATE    1 YEAR      5 YEARS     10 YEARS  SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                            05/01/90        28.28%      18.67%                   12.00%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                                 09/17/96        49.65%                               (2.02)%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30 Series                              12/15/99                                             (0.57)%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Bankers Trust NASDAQ-100 Index(R) Series                 08/15/00
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series              05/01/95         3.75%                                9.14%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                           12/31/82        28.44%      24.02%      19.05%       19.13%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series                              03/02/98        30.94%                               29.54%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                   08/15/00
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series                    12/15/99                                             (4.44)%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                              10/08/82         3.79%       4.63%       4.55%        5.63%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                 12/31/82         4.42%       8.74%       8.50%        9.11%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                            03/02/98        23.13%                               16.67%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series               07/14/97        17.70%                               20.71%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Equity Income Series                               12/15/99                                              2.67%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                             12/15/99                                             (2.99)%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                                      12/15/99                                              2.80%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                       12/15/99                                              3.10%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series                                 05/01/92        10.49%      15.81%                   11.63%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series                          03/02/98        15.89%                               18.14%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series                     09/17/84        10.18%      15.33%      12.72%       12.86%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sandford Bernstein Global Value Series                   11/20/00
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sandford Bernstein Mid-Cap Value Series                  03/02/98       (11.24)%                             (13.56)%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sandford Bernstein Small-Cap Value Series                11/20/00
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                             03/02/98        44.23%                               33.91%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                            01/29/96        53.61%                               29.65%
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                        01/25/95        76.51%                               44.96%
----------------------------------------------------------------------------------------------------------------------------------
EAFE(R)Equity Index Fund (Bankers Trust)                         08/22/97        26.41%                               15.08%
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II                 03/28/94        (1.59)%      5.12%                    4.39%
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                               03/01/94         1.31%       9.92%                    7.23%
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                      11/03/97        22.97%                               22.38%
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                               11/03/97         3.15%                               12.89%
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                             11/03/97        36.01%                               32.92%
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund - Class 2(2)                       11/08/96        14.31%                               10.97%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund - Class 2(2)                       11/28/88        21.39%      16.21%      12.29%       11.99%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund - Class 2(2)        09/27/96        51.94%                               (5.60)%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund - Class 2(2)                    03/15/94        19.68%      14.54%                   12.44%
----------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund - Class 2(2)             05/11/92        22.07%      16.30%                   14.19%
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                             11/30/99                                             20.05%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                             02/01/99                                             77.80%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                   05/01/95       124.57%                               37.28%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                    02/01/99                                             29.83%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                            05/01/95        23.88%                               25.26%
----------------------------------------------------------------------------------------------------------------------------------

1 The average annual total return is the compounded return that results from holding an initial investment of $100,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of the issue expense charge, investment management fees, and mortality and expense risk charges. Subaccounts are assumed to have started on the inception date listed. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.

2 Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Securities), performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance since that date reflects Class 2's high annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.
3 Returns reflect the effect of any applicable management waivers and reimbursements, which may increase total return.

Advertisements, sales literature and other communications may contain information about any series' or advisor's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a series' portfolio; or compare a series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average(SM), First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


Occasionally, the Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of subaccounts having similar investment objectives as categorized by ranking services such as:


    Lipper Analytical Services, Inc.       Morningstar, Inc.
    CDA Investment Technologies, Inc.      Weisenberger Financial Services, Inc.

Additionally, the funds may compare a series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:

    Changing Times                           Forbes
    Fortune                                  Money
    Barrons                                  Business Week
    Investor's Business Daily                The Wall Street Journal
    The New York Times                       Consumer Reports
    Registered Representative                Financial Planning
    Financial Services Weekly                Financial World
    U.S. News and World Report               Standard & Poor's
    The Outlook                              Personal Investor

The funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:

    S&P 500                                  Dow Jones Industrial Average(SM)
    Europe Australia Far East Index (EAFE)   Consumers Price Index
    Shearson Lehman Corporate Index          Shearson Lehman T-Bond Index

The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues traded on the NYSE.

The funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index.


PERFORMANCE HISTORY
------------------------------------------------------------------------------------------------------------------------------------
                                                          ANNUAL TOTAL RETURN(1,3)
------------------------------------------------------------------------------------------------------------------------------------
                    SUBACCOUNT             INCEPTION   1990   1991    1992     1993   1994   1995    1996    1997     1998    1999
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series       05/01/90         19.26%  -13.18%  37.92%  -0.35%  9.16%  18.19%  11.60%   27.43%  29.00%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series            09/17/96                                                        -32.67%   -4.84%  50.39%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30 Series         12/15/99
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Bankers Trust NASDAQ-100(R) Series  08/15/00
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate           05/01/95                                                 32.59%  21.58%  -21.52%   4.36%
Securities Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series      12/31/82  3.63%  42.21%    9.86%  19.24%   1.06% 30.37%  12.14%  20.61%   29.50%  29.17%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series         03/02/98                                                                          31.65%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid Cap Growth     08/15/00
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond      12/15/99
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series         10/08/82  7.80%   5.56%    3.17%   2.47%  3.43%   5.28%   4.61%   4.77%    4.68%   4.41%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income   12/31/82  4.81%  19.12%    9.65%  15.46% -5.85%  23.05%  11.98%  10.65%   -4.53%   5.04%
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series       03/02/98                                                                          23.84%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced       07/14/97                                                                  31.16%  18.36%
Index Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Equity-Income Series          12/15/99
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flex Income Series            12/15/99
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                 12/15/99
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series  12/15/99
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series            05/01/92                           8.18% -3.23%  22.86%  10.13%  17.48%   18.55%  11.13%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series     03/02/98                                                                          16.55%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation       09/17/84  5.35%  28.82%   10.22%  10.57% -1.83%  17.77%   8.62%  20.27%   20.32%  10.82%
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value      11/20/00
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value     03/02/98                                                                         -10.65%
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value   11/20/00
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series        03/02/98                                                                          45.07%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series       01/29/96                                                         16.72%   44.13%  54.39%
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio   01/25/95                                                 11.59%  19.20%   57.20%  77.35%
------------------------------------------------------------------------------------------------------------------------------------
EAFE(R) Equity Index Fund                   08/22/97                                                                  21.12%  27.12%
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government          03/28/94                                          8.33%   3.78%   8.15%    7.23%  -0.99%
Securities II
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II          03/01/94                                         19.90%  13.85%  13.38%    2.29%   1.91%
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                 11/03/97                                                                  29.42%  23.65%
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio          11/03/97                                                                  24.01%   3.77%
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                        11/03/97                                                                  38.82%  36.74%
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund - Class 2(2)  11/08/96                                                         18.86%    1.02%  14.95%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund - Class 2(2)  11/28/88 -8.58%  26.93%    7.40%  25.36% -3.62%  21.77%  18.12%  14.83%    5.68%  22.07%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities     09/27/96                                                        -29.67%  -21.36%  52.70%
Fund - Class 2(2)
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -          03/15/94                                         11.99%  20.49%  12.77%    8.27%  20.35%
Class 2(2)
------------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund     05/11/92                          46.43% -2.89%  15.02%  23.26%  13.21%    8.61%  22.76%
 - Class 2(2)
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                        11/30/99
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                        02/01/99
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap              05/01/95                                                 31.51%  -1.85%   15.87% 125.62%
------------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                               02/01/99
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                       05/01/95                                                 46.05%  28.92%    8.26%  24.58%
------------------------------------------------------------------------------------------------------------------------------------

1 Rates are net of the investment management fee, daily administrative fees, and mortality and expense risk charges of the subaccounts. Percent change doesn't include the effect of the surrender charges or the annual administrative fees.
2 Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Securities), performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance since that date reflects Class 2's higher annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.
3 Returns reflect the effect of any applicable management fee waivers and reimbursements, which may increase total return.
THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE

APPENDIX B

THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------

    Contributions to the GIA under the policy and transfers to the GIA become part of the Phoenix General Account (the "General Account"), which supports insurance and annuity obligations. Because of exemptions and exclusions set forth in the federal securities laws, interest in the General Account has not been registered under the 1933 Act nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest it is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the SEC has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of Phoenix other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the policyowner at the time of purchase or as subsequently changed. Phoenix will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Investment income from the General Account allocated to Phoenix includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

    The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of Phoenix. However, Phoenix guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the unloaned portion of the GIA. The loaned portion of the GIA will be credited interest at an effective annual rate of 2% (4% on Policies issued in New York). Phoenix may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit interest in excess of 4% per year.

    On the last business day of each calendar week, Phoenix will set the excess interest rate, if any, that will apply to premium payments made to the GIA. That rate will remain in effect for such premium payments for an initial guarantee period of one full year from the date of premium payments. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any premium payments whose guaranteed period has just ended will be the same rate as is applied to new premium payments allocated at that time to the GIA. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    Excess interest, if any, will be determined by Phoenix based on information as to expected investment yields. Some of the factors that Phoenix may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    Phoenix is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and Contract Owners.

    Excess interest, if any, will be credited on the GIA Policy Value. Phoenix guarantees that, at all times, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which Phoenix may credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes deducted from the GIA, and less any amounts surrendered or loaned. If the policyowner surrenders the policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge. See "Charges and Deductions."

    IN GENERAL, YOU CAN MAKE ONLY ONE TRANSFER PER YEAR FROM THE GIA. THE AMOUNT THAT CAN BE TRANSFERRED OUT IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE POLICY VALUE IN THE GIA AT THE TIME OF THE TRANSFER. IF YOU ELECT THE SYSTEMATIC TRANSFER PROGRAM, APPROXIMATELY EQUAL AMOUNTS MAY BE TRANSFERRED OUT OF THE GIA OVER A MINIMUM 18-MONTH PERIOD. ALSO, THE TOTAL POLICY VALUE ALLOCATED TO THE GIA MAY BE TRANSFERRED OUT OF THE GIA TO ONE OR MORE OF THE SUBACCOUNTS OF THE ACCOUNT OVER A CONSECUTIVE FOUR-YEAR PERIOD ACCORDING TO THE FOLLOWING ANNUALLY RENEWABLE SCHEDULE:


              YEAR ONE: 25%             YEAR TWO: 33%
              YEAR THREE: 50%           YEAR FOUR: 100%

APPENDIX C

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------

    The tables on the following pages illustrate how a policy's death benefits, account values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0% to 12% over a period of years but went above or below those figures in individual Policy Years. The policy benefits also will differ, depending on your premium allocations to each subaccount of the Account, if the overall actual rates of return averaged 0% to 12% but went above or below those figures for the individual subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk Insureds who have never smoked. Account values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first 10 years is the surrender charge. Tables are included for death benefit Option 1 and Option 2. Tables also are included to reflect the blended cost of insurance charge applied under a Multiple Life Policy.

    The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

1.  Issue charge of $3,000.

2. Monthly administrative charge of $7.50 plus .002% of the policy's face amount is deducted each month.

3.  Premium tax charge of 2.25%.

4.  A federal tax charge of 1.50%.

5. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies. (See "Charges and Deductions--Cost of Insurance.")

6. Mortality and expense risk charge, currently a daily charge equivalent to .40% on an annual basis and guaranteed never to exceed .60% on an annual basis. (See "Charges and Deductions--Mortality and Expense Risk Charge.")

7.  Deductions for sales charges. (see "Charges and Deductions.")

     These illustrations also assume an average investment advisory fee of .75% on an annual basis, of the average daily net asset value of each of the series of the funds. These illustrations also assume other ongoing average fund expenses of .22%. Management may decide to limit the amount of expense reimbursement in the future. If this reimbursement had not been in place for the fiscal year ended December 31, 1999, average total operating expenses for the series would have been approximately .97% of the average net assets. (See "Charges and Deductions--Investment Management Charge.")

    Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the funds' assets are equivalent to net annual investment return rates of approximately -1.76%, 4.19% and 10.15%, respectively (applicable for the first 15 Policy Years for Single Life Policies and -1.22%, 4.69% and 10.75%, respectively, after the 15th Policy Year for Single Life Policies). For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.

    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deductions--Other Charges--Taxes.")

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a policy for a relatively short time may be high.

    On request, we will furnish the policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY        PAGE 1 OF 2


MALE 35 ADVANTAGE SELECT                                  FACE AMOUNT: $250,000
FEMALE 35 ADVANTAGE SELECT                       INITIAL ANNUAL PREMIUM: $2,000



                  SURVIVORSHIP VARIABLE UNIVERSAL LIFE POLICY
                      A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                            ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
           PREMIUM     ACCUM.     VALUE     VALUE @    BENEFIT     VALUE     VALUE      BENEFIT     VALUE      VALUE     BENEFIT
 YEAR      PAYMENTS    @ 5.0%     @ 0%        0%        @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
--------  ---------  ---------  --------- ---------- ---------- ----------  --------- ---------- ----------  ---------  ---------
      1      2,000      2,100        610          0    250,000        668          0    250,000        727          0    250,000
      2      2,000      4,305      1,461        737    250,000      1,631        907    250,000      1,809      1,085    250,000
      3      2,000      6,620      2,299      1,756    250,000      2,638      2,094    250,000      3,005      2,462    250,000
      4      2,000      9,051      3,124      2,762    250,000      3,688      3,326    250,000      4,326      3,964    250,000
      5      2,000     11,604      3,935      3,754    250,000      4,785      4,604    250,000      5,784      5,603    250,000

      6      2,000     14,284      5,400      5,400    250,000      6,621      6,621    250,000      8,108      8,108    250,000
      7      2,000     17,098      6,842      6,842    250,000      8,538      8,538    250,000     10,676     10,676    250,000
      8      2,000     20,053      8,260      8,260    250,000     10,540     10,540    250,000     13,511     13,511    250,000
      9      2,000     23,156      9,655      9,655    250,000     12,631     12,631    250,000     16,643     16,643    250,000
     10      2,000     26,414     11,026     11,026    250,000     14,813     14,813    250,000     20,102     20,102    250,000

     11      2,000     29,834     12,535     12,535    250,000     17,262     17,262    250,000     24,104     24,104    250,000
     12      2,000     33,426     14,017     14,017    250,000     19,818     19,818    250,000     28,524     28,524    250,000
     13      2,000     37,197     15,477     15,477    250,000     22,491     22,491    250,000     33,412     33,412    250,000
     14      2,000     41,157     16,918     16,918    250,000     25,288     25,288    250,000     38,819     38,819    250,000
     15      2,000     45,315     18,340     18,340    250,000     28,215     28,215    250,000     44,800     44,800    250,000

     16      2,000     49,681     19,743     19,743    250,000     31,279     31,279    250,000     51,417     51,417    250,000
     17      2,000     54,265     21,127     21,127    250,000     34,484     34,484    250,000     58,738     58,738    250,000
     18      2,000     59,078     22,493     22,493    250,000     37,839     37,839    250,000     66,836     66,836    250,000
     19      2,000     64,132     23,840     23,840    250,000     41,349     41,349    250,000     75,794     75,794    250,000
     20      2,000     69,439     25,170     25,170    250,000     45,023     45,023    250,000     85,704     85,704    250,000

     21      2,000     75,010     26,541     26,541    250,000     48,930     48,930    250,000     96,734     96,734    250,000
     22      2,000     80,861     27,894     27,894    250,000     53,019     53,019    250,000    108,936    108,936    250,000
     23      2,000     87,004     29,222     29,222    250,000     57,292     57,292    250,000    122,429    122,429    250,000
     24      2,000     93,454     30,524     30,524    250,000     61,755     61,755    250,000    137,352    137,352    250,000
     25      2,000    100,227     31,798     31,798    250,000     66,417     66,417    250,000    153,855    153,855    250,000

     26      2,000    107,338     33,043     33,043    250,000     71,286     71,286    250,000    172,110    172,110    250,000
     27      2,000    114,805     34,257     34,257    250,000     76,370     76,370    250,000    192,302    192,302    250,000
     28      2,000    122,645     35,438     35,438    250,000     81,677     81,677    250,000    214,638    214,638    270,445
     29      2,000    130,878     36,585     36,585    250,000     87,218     87,218    250,000    239,337    239,337    296,779
     30      2,000    139,522     37,695     37,695    250,000     93,001     93,001    250,000    266,649    266,649    325,312


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 44.


Death benefit, account value, and cash surrender value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the policy year. Assumed premium payments shown are assumed paid in full at the beginning of the policy year. Payment at later times would reduce values and benefits below those illustrated. Values shown reflect an effective annual asset charge of 1.37% (includes mortality and expense risk charge of 0.40% and average fund operating expenses of .97% applicable to the investment subaccounts). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment subaccounts of the Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY       PAGE 2 OF 2

MALE 35 ADVANTAGE SELECT                                  FACE AMOUNT: $250,000
FEMALE 35 ADVANTAGE SELECT                       INITIAL ANNUAL PREMIUM: $2,000


                  SURVIVORSHIP VARIABLE UNIVERSAL LIFE POLICY
                      A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                           ASSUMING GUARANTEED CHARGES


                                             CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
           PREMIUM     ACCUM.     VALUE     VALUE @    BENEFIT     VALUE     VALUE      BENEFIT     VALUE      VALUE     BENEFIT
 YEAR      PAYMENTS    @ 5.0%     @ 0%        0%        @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
--------  ---------  ---------  --------- ---------- ---------- ----------  --------- ---------- ----------  ---------  ---------
      1      2,000      2,100        609          0    250,000        666          0    250,000        725          0    250,000
      2      2,000      4,305      1,456        731    250,000      1,625        901    250,000      1,803      1,078    250,000
      3      2,000      6,620      2,289      1,745    250,000      2,625      2,082    250,000      2,991      2,448    250,000
      4      2,000      9,051      3,107      2,744    250,000      3,668      3,305    250,000      4,301      3,939    250,000
      5      2,000     11,604      3,910      3,729    250,000      4,753      4,572    250,000      5,745      5,564    250,000

      6      2,000     14,284      5,364      5,364    250,000      6,575      6,575    250,000      8,049      8,049    250,000
      7      2,000     17,098      6,793      6,793    250,000      8,473      8,473    250,000     10,589     10,589    250,000
      8      2,000     20,053      8,196      8,196    250,000     10,451     10,451    250,000     13,389     13,389    250,000
      9      2,000     23,156      9,572      9,572    250,000     12,513     12,513    250,000     16,475     16,475    250,000
     10      2,000     26,414     10,923     10,923    250,000     14,660     14,660    250,000     19,876     19,876    250,000

     11      2,000     29,834     12,408     12,408    250,000     17,069     17,069    250,000     23,807     23,807    250,000
     12      2,000     33,426     13,864     13,864    250,000     19,577     19,577    250,000     28,140     28,140    250,000
     13      2,000     37,197     15,289     15,289    250,000     22,187     22,187    250,000     32,915     32,915    250,000
     14      2,000     41,157     16,683     16,683    250,000     24,905     24,905    250,000     38,178     38,178    250,000
     15      2,000     45,315     18,044     18,044    250,000     27,731     27,731    250,000     43,977     43,977    250,000

     16      2,000     49,681     19,371     19,371    250,000     30,670     30,670    250,000     50,369     50,369    250,000
     17      2,000     54,265     20,662     20,662    250,000     33,725     33,725    250,000     57,412     57,412    250,000
     18      2,000     59,078     21,914     21,914    250,000     36,897     36,897    250,000     65,173     65,173    250,000
     19      2,000     64,132     23,124     23,124    250,000     40,189     40,189    250,000     73,726     73,726    250,000
     20      2,000     69,439     24,290     24,290    250,000     43,603     43,603    250,000     83,150     83,150    250,000

     21      2,000     75,010     25,406     25,406    250,000     47,141     47,141    250,000     93,537     93,537    250,000
     22      2,000     80,861     26,468     26,468    250,000     50,804     50,804    250,000    104,986    104,986    250,000
     23      2,000     87,004     27,473     27,473    250,000     54,594     54,594    250,000    117,610    117,610    250,000
     24      2,000     93,454     28,416     28,416    250,000     58,513     58,513    250,000    131,533    131,533    250,000
     25      2,000    100,227     29,289     29,289    250,000     62,563     62,563    250,000    146,895    146,895    250,000

     26      2,000    107,338     30,085     30,085    250,000     66,741     66,741    250,000    163,852    163,852    250,000
     27      2,000    114,805     30,791     30,791    250,000     71,046     71,046    250,000    182,579    182,579    250,000
     28      2,000    122,645     31,393     31,393    250,000     75,473     75,473    250,000    203,272    203,272    256,123
     29      2,000    130,878     31,870     31,870    250,000     80,014     80,014    250,000    226,104    226,104    280,370
     30      2,000    139,522     32,197     32,197    250,000     84,656     84,656    250,000    251,268    251,268    306,547


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 44.


Death benefit, account value, and cash surrender value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the policy year. Assumed premium payments shown are assumed paid in full at the beginning of the policy year. Payment at later times would reduce values and benefits below those illustrated. Values shown reflect an effective annual asset charge of 1.57% (includes mortality and expense risk charge of 0.60% and average fund operating expenses of .97% applicable to the investment subaccounts). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment subaccounts of the Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY       PAGE 1 OF 2

MALE 35 ADVANTAGE SELECT                                  FACE AMOUNT: $250,000
FEMALE 35 ADVANTAGE SELECT                       INITIAL ANNUAL PREMIUM: $2,000



                  SURVIVORSHIP VARIABLE UNIVERSAL LIFE POLICY
                      A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 2

                            ASSUMING CURRENT CHARGES


                                             CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
           PREMIUM     ACCUM.     VALUE     VALUE @    BENEFIT     VALUE     VALUE      BENEFIT     VALUE      VALUE     BENEFIT
 YEAR      PAYMENTS    @ 5.0%     @ 0%        0%        @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
--------  ---------  ---------  --------- ---------- ---------- ----------  --------- ---------- ----------  ---------  ---------
      1      2,000      2,100        610          0    250,611        668          0    250,669        727          0    250,727
      2      2,000      4,305      1,461        737    251,462      1,631        907    251,632      1,809      1,085    251,810
      3      2,000      6,620      2,299      1,756    252,300      2,637      2,094    252,638      3,005      2,462    253,006
      4      2,000      9,051      3,124      2,761    253,124      3,688      3,326    253,688      4,326      3,963    254,326
      5      2,000     11,604      3,935      3,754    253,935      4,785      4,603    254,785      5,784      5,602    255,784

      6      2,000     14,284      5,399      5,399    255,400      6,620      6,620    256,621      8,107      8,107    258,108
      7      2,000     17,098      6,840      6,840    256,841      8,537      8,537    258,537     10,674     10,674    260,674
      8      2,000     20,053      8,258      8,258    258,259     10,538     10,538    260,539     13,508     13,508    263,509
      9      2,000     23,156      9,652      9,652    259,653     12,627     12,627    262,628     16,638     16,638    266,639
     10      2,000     26,414     11,022     11,022    261,022     14,807     14,807    264,808     20,094     20,094    270,095

     11      2,000     29,834     12,529     12,529    262,530     17,254     17,254    267,254     24,092     24,092    274,092
     12      2,000     33,426     14,009     14,009    264,009     19,806     19,806    269,806     28,506     28,506    278,506
     13      2,000     37,197     15,466     15,466    265,467     22,474     22,474    272,475     33,385     33,385    283,386
     14      2,000     41,157     16,904     16,904    266,905     25,266     25,266    275,267     38,783     38,783    288,783
     15      2,000     45,315     18,323     18,323    268,323     28,187     28,187    278,188     44,752     44,752    294,753

     16      2,000     49,681     19,722     19,722    269,723     31,243     31,243    281,244     51,355     51,355    301,356
     17      2,000     54,265     21,103     21,103    271,104     34,441     34,441    284,442     58,658     58,658    308,659
     18      2,000     59,078     22,465     22,465    272,466     37,787     37,787    287,788     66,736     66,736    316,736
     19      2,000     64,132     23,809     23,809    273,809     41,288     41,288    291,288     75,670     75,670    325,671
     20      2,000     69,439     25,134     25,134    275,135     44,950     44,950    294,951     85,552     85,552    335,552

     21      2,000     75,010     26,501     26,501    276,502     48,846     48,846    298,846     96,548     96,548    346,548
     22      2,000     80,861     27,850     27,850    277,850     52,921     52,921    302,921    108,710    108,710    358,711
     23      2,000     87,004     29,173     29,173    279,173     57,177     57,177    307,177    122,154    122,154    372,154
     24      2,000     93,454     30,467     30,467    280,468     61,620     61,620    311,620    137,012    137,012    387,013
     25      2,000    100,227     31,732     31,732    281,733     66,255     66,255    316,256    153,434    153,434    403,434

     26      2,000    107,338     32,966     32,966    282,966     71,091     71,091    321,091    171,582    171,582    421,582
     27      2,000    114,805     24,166     24,166    284,167     76,133     76,133    326,133    191,636    191,636    441,637
     28      2,000    122,645     35,331     35,331    285,331     81,388     81,388    331,388    213,797    213,797    463,797
     29      2,000    130,878     36,457     36,457    286,458     86,863     86,863    336,863    238,283    238,283    488,284
     30      2,000    139,522     37,542     37,542    287,543     92,565     92,565    342,565    265,339    265,339    515,340


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 43.


Death benefit, account value, and cash surrender value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the policy year. Assumed premium payments shown are assumed paid in full at the beginning of the policy year. Payment at later times would reduce values and benefits below those illustrated. Values shown reflect an effective annual asset charge of 1.37% (includes mortality and expense risk charge of 0.40% and average fund operating expenses of .97% applicable to the investment subaccounts). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment subaccounts of the Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY       PAGE 2 OF 2

MALE 35 ADVANTAGE SELECT                                  FACE AMOUNT: $250,000
FEMALE 35 ADVANTAGE SELECT                       INITIAL ANNUAL PREMIUM: $2,000


                  SURVIVORSHIP VARIABLE UNIVERSAL LIFE POLICY
                      A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 2

                           ASSUMING GUARANTEED CHARGES


                                             CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
           PREMIUM     ACCUM.     VALUE     VALUE @    BENEFIT     VALUE     VALUE      BENEFIT     VALUE      VALUE     BENEFIT
 YEAR      PAYMENTS    @ 5.0%     @ 0%        0%        @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
--------  ---------  ---------  --------- ---------- ---------- ----------  --------- ---------- ----------  ---------  ---------
      1      2,000      2,100        609          0    250,609        666          0    250,667        725          0    250,725
      2      2,000      4,305      1,456        731    251,456      1,625        901    251,626      1,803      1,078    251,803
      3      2,000      6,620      2,289      1,745    252,289      2,625      2,082    252,626      2,991      2,448    252,992
      4      2,000      9,051      3,106      2,744    253,107      3,667      3,305    253,668      4,301      3,939    254,302
      5      2,000     11,604      3,909      3,728    253,910      4,753      4,572    254,753      5,744      5,563    255,745

      6      2,000     14,284      5,363      5,363    255,364      6,574      6,574    256,574      8,048      8,048    258,048
      7      2,000     17,098      6,792      6,792    256,792      8,472      8,472    258,472     10,587     10,587    260,588
      8      2,000     20,053      8,194      8,194    258,194     10,449     10,449    260,450     13,386     13,386    263,386
      9      2,000     23,156      9,570      9,570    259,570     12,509     12,509    262,510     16,470     16,470    266,470
     10      2,000     26,414     10,919     10,919    260,919     14,655     14,655    264,655     19,869     19,869    269,869

     11      2,000     29,834     12,403     12,403    262,403     17,061     17,061    267,061     23,796     23,796    273,796
     12      2,000     33,426     13,856     13,856    263,857     19,565     19,565    269,565     28,122     28,122    278,123
     13      2,000     37,197     15,278     15,278    265,279     22,170     22,170    272,171     32,888     32,888    282,889
     14      2,000     41,157     16,668     16,668    266,668     24,880     24,880    274,881     38,138     38,138    288,139
     15      2,000     45,315     18,023     18,023    268,024     27,697     27,697    277,698     43,921     43,921    293,921

     16      2,000     49,681     19,344     19,344    269,344     30,624     30,624    280,624     50,288     50,288    300,288
     17      2,000     54,265     20,626     20,626    270,626     33,662     33,662    283,662     57,298     57,298    307,298
     18      2,000     59,078     21,867     21,867    271,868     36,812     36,812    286,813     65,014     65,014    315,014
     19      2,000     64,132     23,064     23,064    273,064     40,075     40,075    290,076     73,504     73,504    323,504
     20      2,000     69,439     24,212     24,212    274,213     43,452     43,452    293,453     82,843     82,843    332,844

     21      2,000     75,010     25,307     25,307    275,307     46,941     46,941    296,941     93,115     93,115    343,116
     22      2,000     80,861     26,342     26,342    276,343     50,541     50,541    300,542    104,409    104,409    354,410
     23      2,000     87,004     27,315     27,315    277,315     54,251     54,251    304,252    116,826    116,826    366,826
     24      2,000     93,454     28,218     28,218    278,218     58,069     58,069    308,070    130,475    130,475    380,475
     25      2,000    100,227     29,043     29,043    279,044     61,991     61,991    311,991    145,747    145,747    395,474

     26      2,000    107,338     29,781     29,781    279,782     66,008     66,008    316,009    161,950    161,950    411,951
     27      2,000    114,805     30,418     30,418    280,419     70,111     70,111    320,112    180,044    180,044    430,044
     28      2,000    122,645     30,936     30,936    280,937     74,283     74,283    324,283    199,900    199,900    449,901
     29      2,000    130,878     31,311     31,311    281,311     78,499     78,499    328,500    221,675    221,675    471,676
     30      2,000    139,522     31,515     31,515    281,515     82,732     82,732    332,732    245,537    245,537    495,537


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 43.


Death benefit, account value, and cash surrender value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the policy year. Assumed premium payments shown are assumed paid in full at the beginning of the policy year. Payment at later times would reduce values and benefits below those illustrated. Values shown reflect an effective annual asset charge of 1.57% (includes mortality and expense risk charge of 0.60% and average fund operating expenses of .97% applicable to the investment subaccounts). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment subaccounts of the Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

APPENDIX D

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------
The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: Phoenix Home Life Variable Universal Life Account, a separate account of the Company.

ATTAINED AGE: The age of the insured on the birthday nearest the most recent policy anniversary.

BENEFICIARY: The person or persons specified by the policyowner as entitled to receive the death benefits under a policy.

CASH SURRENDER VALUE: The policy value less any surrender charge that would apply on the date of surrender and less any debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, if you pay the minimum required premiums. See "Additional Rider Benefits."

DEBT: Outstanding loans against a policy plus accrued interest on any outstanding loans.

FACE AMOUNT: The initial amount of insurance coverage.

FUNDS: The Phoenix Edge Series Fund, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, The Universal Institutional Funds, Inc. and Wanger Advisors Trust.

GENERAL ACCOUNT: The general asset account of Phoenix.

GIA (GUARANTEED INTEREST ACCOUNT): An investment option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, in the sole discretion of Phoenix.

IN FORCE: Conditions under which the coverage under a policy is in effect and the Insureds' lives remain insured.

INSUREDS: The two persons on whose lives we issue the policy.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

MONTHLY CALCULATION DAY: The first Monthly Calculation Day is the same day as the Policy Date. Subsequent Monthly Calculation Days are the same day of each month. If such day does not fall within a given month, the last day of that month will be the Monthly Calculation Day.

NET ASSET VALUE: The worth of one share of a series of a fund at the end of a valuation period. Net Asset Value is computed by adding the value of all a series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

NON-TRANSFERABLE GENERAL ACCOUNT ("NTGA"): A part of the General Account. The cash value in the NTGA cannot decrease due to investment performance, but may decrease due to deductions for policy charges. Interest is credited to the NTGA at rates declared by Phoenix, but not less than 4%.

PAYMENT DATE: The Valuation Date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next Valuation Date.

PHOENIX (WE, OUR, US, COMPANY): Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

PLANNED ANNUAL PREMIUM: The premium amount that the policyowner agrees to pay each policy year. It must be at least equal to the minimum premium required for the Face Amount of insurance selected but may be no greater than the maximum premium allowed for the Face Amount selected.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY MONTH: The period from one monthly calculation day up to, but not including, the next monthly calculation day.

POLICY VALUE: The sum of a policy's share in the values of each subaccount of the Account plus the policy's share in the values of the GIA.

POLICY YEAR: The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy Year is the one-year period from the Policy Anniversary up to, but not including, the next Policy Anniversary.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a policy.

PROPORTIONATE (PRO RATA): Amounts allocated to Subaccounts on a pro rata basis are allocated by increasing (or decreasing) a policy's share in the value of the affected Subaccounts and GIA so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of a fund.

SUBACCOUNTS: Accounts within the Account to which non-loaned assets under a policy are allocated.

TARGET ANNUAL PREMIUM (TAP): The TAP is established at the time the policy is issued and is the greater of:

(a) the level premium required to mature the policy, computed at an interest reate of 6.5% and assuming current mortality and expenses; or

(b) $1,200.

UNIT: A standard of measurement used to set the value of a policy. The value of a unit for each subaccount will reflect the investment performance of that subaccount and will vary in dollar amounts.

VALUATION DATE: For any subaccount, each date on which we calculate the net asset value of a fund.

VALUATION PERIOD: For any subaccount, the period in days from the end of one valuation date through the next.

VPMO: The Variable Products Mail Operations division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VULA: Variable Universal Life Administration.


                                      D-2